Exhibit 2.396

SIXTEENTH AMENDMENT TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

OF

COLLECTABLE SPORTS ASSETS, LLC

THIS SIXTEENTH AMENDMENT TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF COLLECTABLE SPORTS ASSETS, LLC (the “Company”), dated effective as of February 4, 2022 (this “Amendment”), is made and entered into by the Members of the Company who have executed this Amendment.

RECITALS

WHEREAS, the Company is governed by that certain Amended and Restated Operating Agreement, dated as of July 7, 2020 (the “the Original Operating Agreement”), as amended by that certain First Amendment to Limited Liability Company Agreement dated as of August 31, 2020 (the “First Amendment”), as further amended by that certain Second Amendment to Limited Liability Company Agreement dated as of September 14, 2020 (the “Second Amendment”), as further amended by that certain Third Amendment to Limited Liability Company Agreement dated as of September 28, 2020 (the “Third Amendment”), as further amended by that certain Fourth Amendment to Limited Liability Company Agreement dated as of October 12, 2020 (the “Fourth Amendment”), as further amended by that certain Fifth Amendment to Limited Liability Company Agreement dated as of November 4, 2020 (the “Fifth Amendment”), as further amended by that certain Sixth Amendment to Limited Liability Company Agreement dated as of December 11, 2020 (the “Sixth Amendment”), as further amended by that certain Seventh Amendment to Limited Liability Company Agreement dated as of December 28, 2020 (the “Seventh Amendment”), as further amended by that certain Eighth Amendment to Limited Liability Company Agreement dated as of January 26, 2021 (the “Eighth Amendment”), as further amended by that certain Ninth Amendment to Limited Liability Company Agreement dated as of March 10, 2021 (the “Ninth Amendment”), as further amended by that certain Tenth Amendment to Limited Liability Company Agreement dated as of April 15, 2021 (the “Tenth Amendment”), as further amended by that certain Eleventh Amendment to Limited Liability Company Agreement dated as of May 7, 2021 (the “Eleventh Amendment”), as further amended by that certain Twelfth Amendment to Limited Liability Company Agreement dated as of June 28, 2021 (the “Twelfth Amendment”), as further amended by that certain Thirteenth Amendment to Limited Liability Company Agreement dated as of September 16, 2021 (the “Thirteenth Amendment”), as further amended by that certain Fourteenth Thirteenth Amendment to Limited Liability Company Agreement dated as of September 17, 2021 (the “Fourteenth Amendment”), as further amended by that certain Fifteenth Thirteenth Amendment to Limited Liability Company Agreement dated as of October 25, 2021 (the “Fifteenth Amendment”) and, together with the Original Operating Agreement, the “Existing Operating Agreement”). Capitalized terms not otherwise defined herein shall have the meanings given them in the Existing Operating Agreement.

WHEREAS, the Company wishes to amend the Existing Operating Agreement to add 57 additional Series to be issued by the Company and to amend the terms of 15 existing Series that may be issued by the Company.

WHEREAS, the Company also wishes to amend the Existing Operating Agreement to provide that Series amended or created by this Sixteenth Amendment and any future amendments may be taxed as associations rather than partnerships under U.S. federal tax laws.

WHEREAS, pursuant to section 12.1 of the Existing Operating Agreement, the Managing Member, without the consent of any Economic Member, may amend any of the terms of the Existing Operating Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Existing Operating Agreement is hereby amended as follows:

Sixteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 1 of 11

1. The Table of Contents to the Existing Operating Agreement is amended to add the add the following immediately below the current references to the Exhibits on that begins on page 4 of the Table of Contents to the Existing Operating Agreement immediately following Exhibit 377:

“Exhibit 378	- Series Designation	SERIES #NadalNetProGlossy
Exhibit 379	- Series Designation	SERIES #TroutGoldSterling9.5
Exhibit 380	- Series Designation	SERIES #MahomesTieDyeAuto
Exhibit 381	- Series Designation	SERIES #MantleDebutStub
Exhibit 382	- Series Designation	SERIES #HamiltonChromeOrangeSapphire
Exhibit 383	- Series Designation	SERIES #TigerWoodsDebutTicket
Exhibit 384	- Series Designation	SERIES #Tiger1stEventStub
Exhibit 385	- Series Designation	SERIES #CrosbyWinterClassicSkates
Exhibit 386	- Series Designation	SERIES #RipkenRookieJersey&CardBasket
Exhibit 387	- Series Designation	SERIES #SotoOrangeBGS9.5
Exhibit 388	- Series Designation	SERIES #TatisGoldBGS9.5
Exhibit 389	- Series Designation	SERIES #BellingerOrangeBGS9.5
Exhibit 390	- Series Designation	SERIES #PhilMickelsonSPAuthPSA10Basket
Exhibit 391	- Series Designation	SERIES #Ovechkin2006CapitalsJersey
Exhibit 392	- Series Designation	SERIES #Brady01TicketBooklet
Exhibit 393	- Series Designation	SERIES #JordanRookieHomeJersey
Exhibit 394	- Series Designation	SERIES #1933GoudeyGehrigSGC8
Exhibit 395	- Series Designation	SERIES #1954AaronSGC8.5
Exhibit 396	- Series Designation	SERIES #OPCLemiuex9.5
Exhibit 397	- Series Designation	SERIES #49BowmanJackieAuto
Exhibit 398	- Series Designation	SERIES #OvechkinTheCupBGSGemMint9.5
Exhibit 399	- Series Designation	SERIES #MichaelJordanPortfolio
Exhibit 400	- Series Designation	SERIES #StephenCurryPortfolio
Exhibit 401	- Series Designation	SERIES #GeorgeVezina1911C55PSA7
Exhibit 402	- Series Designation	SERIES #MarvelPMGBlueSet
Exhibit 403	- Series Designation	SERIES #MarvelPMGRedSet
Exhibit 404	- Series Designation	SERIES #MarvelPMGBronzeSet
Exhibit 405	- Series Designation	SERIES #MarvelPMGGreenSet
Exhibit 406	- Series Designation	SERIES #LukaGoldSelect
Exhibit 407	- Series Designation	SERIES #CurryGoldToppsPSA10
Exhibit 408	- Series Designation	SERIES #1986FleerBasketballCompletePSA10
Exhibit 409	- Series Designation	SERIES #LeBronJamesCavs2016Jersey
Exhibit 410	- Series Designation	SERIES #CassiusClaySonyListonUPIType1
Exhibit 411	- Series Designation	SERIES #MahomesFlawlessShield1of1
Exhibit 412	- Series Designation	SERIES #BoJackson1986RoyalsJersey
Exhibit 413	- Series Designation	SERIES #ZedRunLookingAlive
Exhibit 414	- Series Designation	SERIES #93FinalsPennant
Exhibit 415	- Series Designation	SERIES #BeckenbauerCleats
Exhibit 416	- Series Designation	SERIES #BeckhamMilanWorn
Exhibit 417	- Series Designation	SERIES #Buffon06WC
Exhibit 418	- Series Designation	SERIES #CruffCleats
Exhibit 419	- Series Designation	SERIES #Iniesta10WC
Exhibit 420	- Series Designation	SERIES #06WorldCupBall
Exhibit 421	- Series Designation	SERIES #MbappeMessiNeymarBasket
Exhibit 422	- Series Designation	SERIES #Ronaldo08UEFA
Exhibit 423	- Series Designation	SERIES #LuizRonaldo02WC
Exhibit 424	- Series Designation	SERIES #PeleFriendlyWorn
Exhibit 425	- Series Designation	SERIES #MaradonaSuspensionJersey
Exhibit 426	- Series Designation	SERIES #Pele1958AmericanaPSA3

Sixteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 2 of 11

Exhibit 427	- Series Designation	SERIES #93SPBaseballWax
Exhibit 428	- Series Designation	SERIES #07ChromeBasketballWax
Exhibit 429	- Series Designation	SERIES #1980ToppsBasketballWax
Exhibit 430	- Series Designation	SERIES #96SkyboxE-X2000Wax
Exhibit 431	- Series Designation	SERIES #LeBronWadeMeloCrystalBGS9.5
Exhibit 432	- Series Designation	SERIES #Eruzione1980MiracleOnIceGoldJersey
Exhibit 433	- Series Designation	SERIES #GretzkySGC9
Exhibit 434	- Series Designation	SERIES #Mantle51BowmanSGC7”

2. Section 3.1 (a) of the Existing Operating Agreement is amended by deleting clause (viii) thereof to read in its entirety as follows: “(viii) result in a loss of (a) partnership status by the Company or any Series qualified prior to January 1, 2022 for US federal income tax purposes or the termination of the Company for US federal income tax purposes or (b) status of a corporation taxable as an association for US federal income tax purposes of any Series qualified on or after January 1, 2022 or termination of any Series for US federal income tax purposes.”

3. Article IX of the Existing Operating Agreement is amended by deleting the current lead-in paragraph in its entirety and replacing it with the following:

“The Company intends for it and each Series qualified prior to January 1, 2022 to be taxed as a partnership or a disregarded entity for federal income tax purposes and will not make any election or take any action that could cause it or any Series created prior to January 1, 2022 to be treated as an association taxable as a corporation under Subchapter C of the Code. The Company intends to make an election on IRS Form 8832 for each Series qualified on or after January 1, 2022 to be treated as an association taxable as a corporation under Subchapter C of the Code and not as a partnership under Subchapter K of the Code.”

4. Section 15.11(a) of the Existing Operating Agreement is amended to delete the “and” that appears at the end of current subsection (376); to replace the “.”” that appears at the end of current subsection (377) with a “;”, and to add the following immediately below subsection (377) thereof:

“(378)	- Series Designation	#NadalNetProGlossy;
(379)	- Series Designation	#TroutGoldSterling9.5;
(380)	- Series Designation	#MahomesTieDyeAuto;
(381)	- Series Designation	#MantleDebutStub;
(382)	- Series Designation	#HamiltonChromeOrangeSapphire;
(383)	- Series Designation	#TigerWoodsDebutTicket;
(384)	- Series Designation	#Tiger1stEventStub;
(385)	- Series Designation	#CrosbyWinterClassicSkates;
(386)	- Series Designation	#RipkenRookieJersey&CardBasket;
(387)	- Series Designation	#SotoOrangeBGS9.5;
(388)	- Series Designation	#TatisGoldBGS9.5;
(389)	- Series Designation	#BellingerOrangeBGS9.5;
(390)	- Series Designation	#PhilMickelsonSPAuthPSA10Basket;
(391)	- Series Designation	#Ovechkin2006CapitalsJersey;
(392)	- Series Designation	#Brady01TicketBooklet;
(393)	- Series Designation	#JordanRookieHomeJersey;
(394)	- Series Designation	#1933GoudeyGehrigSGC8;
(395)	- Series Designation	#1954AaronSGC8.5;
(396)	- Series Designation	#OPCLemiuex9.5;
(397)	- Series Designation	#49BowmanJackieAuto;
(398)	- Series Designation	#OvechkinTheCupBGSGemMint9.5;
(399)	- Series Designation	#MichaelJordanPortfolio;
(400)	- Series Designation	#StephenCurryPortfolio;

Sixteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 3 of 11

(401)	- Series Designation	#GeorgeVezina1911C55PSA7;
(402)	- Series Designation	#MarvelPMGBlueSet;
(403)	- Series Designation	#MarvelPMGRedSet;
(404)	- Series Designation	#MarvelPMGBronzeSet;
(405)	- Series Designation	#MarvelPMGGreenSet;
(406)	- Series Designation	#LukaGoldSelect;
(407)	- Series Designation	#CurryGoldToppsPSA10;
(408)	- Series Designation	#1986FleerBasketballCompletePSA10;
(409)	- Series Designation	#LeBronJamesCavs2016Jersey;
(410)	- Series Designation	#CassiusClaySonyListonUPIType1;
(411)	- Series Designation	#MahomesFlawlessShield1of1;
(412)	- Series Designation	#BoJackson1986RoyalsJersey;
(413)	- Series Designation	#ZedRunLookingAlive;
(414)	- Series Designation	#93FinalsPennant;
(415)	- Series Designation	#BeckenbauerCleats;
(416)	- Series Designation	#BeckhamMilanWorn;
(417)	- Series Designation	#Buffon06WC;
(418)	- Series Designation	#CruffCleats;
(419)	- Series Designation	#Iniesta10WC;
(420)	- Series Designation	#06WorldCupBall;
(421)	- Series Designation	#MbappeMessiNeymarBasket;
(422)	- Series Designation	#Ronaldo08UEFA;
(423)	- Series Designation	#LuizRonaldo02WC;
(424)	- Series Designation	#PeleFriendlyWorn;
(425)	- Series Designation	#MaradonaSuspensionJersey;
(426)	- Series Designation	#Pele1958AmericanaPSA3;
(427)	- Series Designation	#93SPBaseballWax;
(428)	- Series Designation	#07ChromeBasketballWax;
(429)	- Series Designation	#1980ToppsBasketballWax;
(430)	- Series Designation	#96SkyboxE-X2000Wax;
(431)	- Series Designation	#LeBronWadeMeloCrystalBGS9.5;
(432)	- Series Designation	#Eruzione1980MiracleOnIceGoldJersey;
(433)	- Series Designation	#GretzkySGC9; and
(434)	- Series Designation	#Mantle51BowmanSGC7.”

Sixteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 4 of 11

5. Section 15.11(b) of the Existing Operating Agreement is amended to change the reference from “Exhibits 1-377” to “Exhibits 1-434”.

6. Signature blocks for each of the Series listed in Paragraph 1 of this Amendment shall be added to the signature page(s) of the Existing Operating Agreement.

7. Schedules I through LVII to this Amendment shall be added, respectively, as Exhibits 378 through 434 to the Existing Operating Agreement

8. Exhibit 200, which was at one time deleted from the Existing Operating Agreement is added back to the Existing Operating Agreement. Additionally, the following exhibits to the Existing Operating Agreement are hereby amended by deleting the date referenced in the column marked “Delete” where they appear in the respective exhibits and replacing it with the date that appears in the column marked “Replace With”:

Sixteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 5 of 11

Exhibit #	Series Description	Delete	Replace With
132	#MANTLE1965TOPPS9	April 12, 2021 (originally February 28, 2021)	1/24/2022
133	#MANTLE1967TOPPS9	February 28, 2021	1/24/2022
137	#MANTLE1969TOPPS9	April 12, 2021 (originally February 28, 2021)	1/24/2022
188	#OVECHKINSPAUTHBASKET9.5	3/19/21	1/24/2022
192	#HONUSWAGNER1910PSA5	3/19/21	1/24/2022
196	#AARONDECADEBASKET	3/19/21	1/24/2022
200	#MAGICBIRDDRJ1980PSA9	3/14/21	1/24/2022
217	#LeBronCredentials	April 30, 2021	1/21/2022
259	#JordanExquisite8.5Flashback	January 3, 2021	1/28/2022
304	#MbappeOrangeChrome9.5	June 13, 2021	12/18/2021
326	#LeBronRookieShoes	July 26, 2021	1/25/2022
351	#RoyCampanella1949BowmanPSA9	August 30, 2021	1/28/2022
364	#LeBronJamesBlockSeries1TopShot	September 3, 2021	1/18/2022

9. No Other Modification. Except as specifically modified herein, all terms and conditions of the Existing Operating Agreement remain unmodified and in full force and effect.

10. Headings. The section headings contained in this Amendment are for reference purposes only and will not affect in any way the meaning or interpretation of this Amendment.

11. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

[Signatures on Next Pages]

Sixteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 6 of 11

Signature Pages

To

AMENDMENT NO. 16 To Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC

IN WITNESS WHEREOF, this Sixteenth Amendment to the Operating Agreement of COLLECTABLE SPORTS ASSETS, LLC is executed effective as of the date first written above.

MANAGING MEMBER OF
COLLECTABLE SPORTS ASSETS, LLC

CS Asset Manager, LLC, a Delaware limited
liability company

By:	/s/ Ezra Levine
Name:	Ezra Levine
Title:	CEO

[Signatures Continue on Following Pages]

Sixteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 7 of 11

Signature Pages

To

AMENDMENT NO. 16 To Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC

MANAGING MEMBER OF THE FOLLOWING SERIES OF COLLECTABLE SPORTS ASSETS, llc:

#LEBRONROOKIE
#JORDANPSA10
#RUTHGEHRIGBALL
#ALIWBCBELT
#JACKIEROBINSONAUTOBAT
#KAWHIBASKET
#DURANTCHROMEREFRACTORPSA10
#MANTLE1952BOWMANPSA8
#18-19BASKETBALLGROWTHBASKET
#GIANNISRPA
#CHAMBERLAINHSUNIFORM
#MAHOMESEMERALDRPABGS9
#LEBRONBLACKREFRACTOR
#BANKS1954PSA9
#EMMITTSMITHMVPBASKET
#BRADYROOKIE
#1986WAX
#ZIONRPABGS9
#TIGERPUTTER
#COBBMINTE98
#EMMITTSMITH10KJERSEY
#JORDANROOKIEJERSEY
#UNITAS1965JERSEY
#MANTLE1952TOPPSPSA8
#2000PLAYOFFCONTENDERSWAX
#GIANNISGOLDIMMACULATE
#MOOKIEBETTSGLOVE
#TIGERSIFORKIDS
#DONCICBLUEPSA10
#GLEYBERTORRESORANGE9.5
#TATUMFLAWLESS10
#TEDWILLIAMS1939PLAYBALL
#MAGICBIRDDRJPSA8BASKET
#TRAEYOUNGFLAWLESSBGS9
#DWADEULTIMATE
#GRETZKYOPEECHEE1979
#ACUNAGOLD9.5
#BRADYPLAYOFFCONTENDERSBASKET
#COBBVINTAGET206PHOTO
#MAYS1960PSA9
#BETTSBLUEREFRACTORBASKET
#SEAGERORANGEREFRACTORBASKET
#1969TOPPSBASKETBALLSET
#MONTANARCPSA10
#LEBRONMELOWADETRIORC
#FRANKROBINSON1957PSA9BASKET
#LEBRONEMBLEMSOFENDORSEMENT
#MANTLE1956PSA8BASKET
#CROSBYTHECUPBASKET
#AARON1954PSA8.5
#OVECHKINTHECUPBGS8.5
#MESSIROOKIEBASKET
#ANDRETHEGIANT
#MAYS1959PSA9BASKET
#JOSHALLENGOLDBGS9.5
#MARINOMANNINGFAVREJERSEYS
#CURRYRPABGS9.5
#TIGERSPAUTHENTICBGS9.5
#YASTRZEMSKIRC9BASKET
#MANTLE1968PSA9BASKET
#ELWAY1984ROOKIECARDPSA10BASKET
#JETERFOILRCBASKETBGS9.5
#MLBHALLOFFAMEBASEBALL
#GARYCARTER1975PSA10BASKET
#ANDRE&HULKWRESTLINGBASKET
#JORDANSIGNEDPROFESSIONALBAT
#TATISBOWMANBLACKLABEL
#CLEMENTEWHITE&GRAYBASKET
#BETTSGOLDREFRACTORBASKET
#KOUFAX55PSA9
#MAYS1951BOWMAN7
#LEBRONULTIMATE
#TYSONRCBGS9BASKET
#MIKANRCPHOTO
#RUTH33GOUDEYSGC8
#MAYS1956GRAYPSA9
#JORDANEXQUISITEBGS8
#MAHOMESIMMACULATE1OF1
#MANTLE54BOWMANBASKET
#1964KOUFAXJERSEY
#MAHOMESNT8.5
#MAGICBIRDLOGOMAN
#MESSIMEGACRACKS#71PSA9
#OZZIESMITHRCBGS9.5
#CHAMBERLAINPHILAJERSEY59-60
#RICKEYHENDERSONRCPSA10
#JORDANLEBRONSIGNOFTHETIMES
#CLEMENTE1955PSA8
#DIMAGGIO1933BAT
#JOKICREFRACTOR1OF1
#MANTLE1960PSA9
#MAYS1952PSA8
#KOBEREEBOKIVERSONRETROS
#LEBRONMELODUALLOGOMAN

Sixteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 8 of 11

Signature Pages

To

AMENDMENT NO. 16 To Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC

#TRAEYOUNGFLAWLESSGREENBGS9
#MPJCHAMPIONSHIPTICKET
#LUKAROOKIEJERSEY
#DONOVANMITCHELLNT9.5
#LUKAWHITESPARKLE
#JORDANLEBRONMAGICTRIPLESIGS
#ACUNABOWMAN10BASKET
#ALIROOKIECARDBVG8
#THEROCKBUMBLEBEEPSA10
#JORDANMAGICLEBRONTRIPLEAUTOJERSEY
#03TOPPSCHROMEWAX
#BRADYBOWMAN10
#BRADY2000SPXSPECTRUMBGS9.5
#SADAHARUOHBAT
#SERENA03NETPROPSA10BASKET
#CLEMENTE65-68BAT
#ZIONPRIZMSBLUEBGS10
#03EXQUISITEBOX
#NEGROLEAGUELEGENDARYCUTSBASKET
#BILLRUSSELLEXQUISITEBGS9
#MANTLE1953TOPPS8
#1909E95SGCSET
#SATCHELPAIGE48LEAFSGC30
#UNITASPSA8
#KOBEBRYANTROYALBLUEJORDANSNEAKERS
#RUTH1914BALTIMORENEWSSGC3
#JACKIEROBINSON53TOPPS8
#KEVINDURANTHSJERSEY
#JIMMIEFOXX1938BAT
#TIMDUNCANPMGGREEN
#MIKAN48BOWMANPSA7
#KOBEFINALSEASONSNEAKERS
#ERLINGHAALANDPSA10BASKET
#TREVORLAWRENCELEAFBASKET
#JUSTINHERBERTHIDDENTREASURERPA
#KOBEBRYANTFIRSTWHITE#24JERSEY
#48LEAFRUTHSGC8
#MARIS58TOPPSPSA9
#MANTLE1964TOPPS9
#LEBRONBLACKDIAMOND
#PEYTONMANNINGMVPHELMET
#KOBEBRYANTROOKIESNEAKERS
#CHRISBOSHGAMEWORNRAPTORSSNEAKERS
#PAULPIERCE2010ASGJERSEY
#GRETZKY1979TOPPS9
#MAYWEATHERRCPSA10
#JACKIELEAF3.5
#TROUTFINESTSUPERFRACTOR
#MANTLE1957TOPPSPSA8.5
#ORANGEDOMINGUEZ
#LBJEXQUISITE
#MANTLE1966TOPPSPSA9BASKET
#GIANNIS48POINTGAMESNEAKERS
#LEBRONMELOBOSH2008TRIPLELOGOMAN
#CHICAGOBULLSDYNASTYHARDWOOD
#JACKIEROBINSON1952TOPPSPSA8.5
#MAHOMESNT1OF1
#MANTLE1953BOWMAN8BASKET
#BRADYCHAMPIONSHIPTICKET
#MAHOMESBRONZEBASKET
#MICHAELPORTERJRBASKET
#EDDIEPLANKT206PSA4
#ALEXRODRIGUEZ09WSUNIFORM
#JORDAN86FLEERBGS9.5BASKET
#SHOELESSJOEJACKSON1915PSA8
#ALKALINE1954TOPPSPSA9
#HARMONKILLEBREW1955TOPPSPSA9
#OTTOGRAHAM1950BOWMANPSA9
#DICKBUTKUSJERSEY
#GALESAYERSJERSEY
#CLEMENTE68JERSEY
#MANTLE52TOPPSPHOTO
#MANTLE52TOPPSPSA7
#MANTLE56PSA9
#NAMATHRCPHOTO
#NTBBALLWAXBUNDLE
#1982TOPPSBASEBALLTRAYPACKCASE
#KDTOPPSCHROME10
#KOUFAXPSA8
#LOUGEHRIGRCPHOTO
#MANTLE1960TOPPS9
#MANTLE1963PSA9
#MESSIMEGACRACKSBGS9.5BASKET
#SHAQRCPSA10BASKET
#TROUTBOWMANPRISTINE
#TROUTGLOVE
#JORDANFLEER86SGC10
#AMAREGARNETTMCGRADYTRIPLELOGOMAN
#BABERUTHBOWSOUTPHOTO
#CRISTIANORONALDORC1OF1
#DUNCANPARKERGINOBILITRIPLELOGOMAN
#GARNETTLEBRONDUALLOGOMAN
#JORDANLEBRONSPXDUALFORCES
#KAWHIFLAWLESSRAINBOW
#KOBELEBRONJORDANMAGICQUADAUTO
#LEBRONMCGRADYLOGOMAN
#LEBRONNUMBERPIECEBGS8.5
#MANTLE57AUTOBAT
#KAREEMPOINTSRECORDBALL
#KOBEBRYANT2001WARMUPJACKET

Sixteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 9 of 11

Signature Pages

To

AMENDMENT NO. 16 To Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC

#LEBRONEXESSENTIALCREDENTIALSBGS9.5
#CHARLESBARKLEYSUNSJERSEY
#DAVEBINGSIGNED50GREATESTNBAPLAYERSLITHOGRAPH
#DIRKNOWITZKIBASKET
#DIRKNOWITZKIJERSEY
#EMBIIDFIRST50POINTGAMEJERSEY
#GARNETTSTOUDEMIREDUALLOGOMAN
#GARNETTSTPATRICKSDAYCELTICSJERSEY
#HAKEEMOLAJUWON96-97ROADJERSEY
#IMKEVINDURANTWARRIORSJERSEY
#IVERSONMVPJERSEY
#JORDANFINALGAMEWARMUPSHIRT
#JORDANLASTDANCESNEAKERS
#JORDANMAGICDUALJERSEYAUTOSBGS9
#KARLMALONE1992JAZZJERSEY
#KOBEBRYANTFINALASGBALL
#KYRIEIRVINGNETSDEBUTSNEAKERS
#LAMELOBALLYOUNGESTTRIPLEDOUBLENBAHISTORY JERSEY
#LEBRON07-08CAVSJERSEY
#LEBRON2019LAKERSCHAMPIONSHIPYEARSNEAKERS
#LEBRONEXQUISITEBASKET
#LEBRONJAMES2010WARMUPSHIRT
#LINSANITYKNICKSJERSEY
#LONZOBALLUCLAJERSEY
#MARINO1984ROOKIECARDBGS10BASKET
#MAYS1957LADDERBASKET
#MICHAELJORDANFINALGAMESHORTS
#PAULMOLITOR1978TOPPSPSA10
#PAULPIERCE05ASGSNEAKERS
#PAULPIERCE09ASGJERSEY
#PAULPIERCE2012ASGJERSEY
#SCOTTIEPIPPENLASTDANCESNEAKERS
#TIMDUNCANSPURSJERSEY
#TRAEGOLDPRIZM
#TRAEYOUNGFIRSTCAREERSTARTJERSEY
#WILLIEMAYS1968JERSEY
#WILTCHAMBERLAINLAKERSROADJERSEY
#YAOMINGFINALGAMESNEAKERS
#1952MANTLEBERKROSSPSA8
#1952MAYSBERKROSSPSA9
#1954BOWMANMAYSPSA9
#1959TOPPSBASEBALLSET
#AARONJUDGESUPERFRACTORBGS9.5
#ANTHONYDAVISLAKERSKOBEBRYANTPATCHJERSEY
#BABERUTH1917COLLINSMCCARTHYSGC2
#BANKS68&69TOPPSPSA10BASKET
#BOBBYORRBRUINSJERSEY
#CYYOUNG1910E98REDPSA10
#DEVINBOOKERBELEGENDARYSNEAKERS
#DONOVANMITCHELLSNEAKERS16GAMES2018-19
#GIANNISFIRSTMVPSEASONSHOES
#GIANNISMVPSEASONPLAYOFFJERSEY
#JACKIEROBINSON1950BOWMANPSA9
#JAMESHARDENNIPSEYHUSTLESNEAKERS
#JETERYANKEEPINSTRIPESJERSEY2006
#JORDAN98PLAYOFFBULLSSIGNEDJERSEY
#KEVINGARNETTFINALCAREERJERSEY
#KOBEBLACKHISTORYMONTHFINALSEASONSHOES
#KOBEBRYANT50POINTSTREAK
#KOBEBRYANT81POINTGAMESHIRT
#KOBEBRYANTFINALMSGGAME
#KOBEFINALGAMEVSTORONTOSNEAKERS
#KOBEFINALSEASONSNEAKERSVSDENVER
#LAMARJACKSONNTMIDNIGHTRPAPSA10
#LARRYBIRD3POINTCONTESTSHIRT
#LEBRON2017ECFCAVSJERSEY
#LEBRONLAKERSCAVSEMPLOYEEGAME
#LEBRONMIAMIECF2013JERSEY
#LUKADONCIC2021PLAYOFFSSNEAKERS
#MAYS1969TOPPSPSA10
#MIKETROUT2017JERSEY
#NOLANRYAN1968MILTONBRADLEYPSA9
#OSCARROBERTSONCINCINNATIROYALSJERSEY
#REGGIEMILLER1STASGJERSEY
#RUTH1918LOUISVILLESLUGGERSIGNEDLETTER
#SANDYKOUFAX1956TOPPSGRAYBACKPSA9
#SATCHELPAIGE1949BOWMANSGC8
#SHAQROOKIEWARMUPJACKET
#TRAEYOUNGSNEAKERS43PTGAME
#TRAEYOUNGSUMMERLEAGUEJERSEY
#TROUT09BOWMANREDREFRACTORBGS9.5
#VLADJR16BOWMANREDREFRACTORBGS9.5
#WARRENSPAHN1948LEAFPSA9
#YAOMINGJERSEY
#BRADYDEBUTTICKET
#CARLTONFISKWAVESITFAIRBALL
#GRIFFEY89UPPERDECKSGCGOLD
#KOBE1997AIRBALLGAMEUSEDSHOES
#KRAKEN6COLLECTION
#LUKADONCICGUROOKIESNEAKERS
#MLBALLSTARGAMETICKETRUNCOLLECTION
#REGGIEJACKSON1969A’SJERSEY
#RONALDO2002PANINIFUTEBOLSTICKERSPSA10
#RONALDO2003PANINIMEGACRAQUESPSA10
#WILTCHAMBERLAIN1961FLEERRCPSA9
#MBAPPEORANGECHROME9.5
#LEBRONCREDENTIALS
#MANTLE1967TOPPS9
#AARONDECADEBASKET

Sixteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 10 of 11

Signature Pages

To

AMENDMENT NO. 16 To Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC

#HONUSWAGNER1910PSA5
#OVECHKINSPAUTHBASKET9.5
#LBJKOBETOPPSBASKET
#YAODUNCANDIRKTRIPLELOGOMAN
#JORDANEXQUISITE8.5FLASHBACK
#MAGICBIRDDRJ1980PSA9
#MANTLE1965TOPPS9
#MANTLE1969TOPPS9
#LEBRONJAMESBLOCKSERIES1TOPSHOT
#LEBRONROOKIESHOES
#ROYCAMPANELLA1949BOWMANPSA9
#NADALNETPROGLOSSY
#TROUTGOLDSTERLING9.5
#MAHOMESTIEDYEAUTO
#MANTLEDEBUTSTUB
#HAMILTONCHROMEORANGESAPPHIRE
#TIGERWOODSDEBUTTICKET
#TIGER1STEVENTSTUB
#CROSBYWINTERCLASSICSKATES
#RIPKENROOKIEJERSEY&CARDBASKET
#SOTOORANGEBGS9.5
#TATISGOLDBGS9.5
#BELLINGERORANGEBGS9.5
#PHILMICKELSONSPAUTHPSA10BASKET
#OVECHKIN2006CAPITALSJERSEY
#BRADY01TICKETBOOKLET
#JORDANROOKIEHOMEJERSEY
#1933GOUDEYGEHRIGSGC8
#1954AARONSGC8.5
#OPCLEMIUEX9.5
#49BOWMANJACKIEAUTO
#OVECHKINTHECUPBGSGEMMINT9.5
#MICHAELJORDANPORTFOLIO
#STEPHENCURRYPORTFOLIO
#GEORGEVEZINA1911C55PSA7
#MARVELPMGBLUESET
#MARVELPMGREDSET
#MARVELPMGBRONZESET
#MARVELPMGGREENSET
#LUKAGOLDSELECT
#CURRYGOLDTOPPSPSA10
#1986FLEERBASKETBALLCOMPLETEPSA10
#LEBRONJAMESCAVS2016JERSEY
#CASSIUSCLAYSONYLISTONUPITYPE1
#MAHOMESFLAWLESSSHIELD1OF1
#BOJACKSON1986ROYALSJERSEY
#ZEDRUNLOOKINGALIVE
#93FINALSPENNANT
#BECKENBAUERCLEATS
#BECKHAMMILANWORN
#BUFFON06WC
#CRUFFCLEATS
#INIESTA10WC
#06WORLDCUPBALL
#MBAPPEMESSINEYMARBASKET
#RONALDO08UEFA
#LUIZRONALDO02WC
#PELEFRIENDLYWORN
#MARADONASUSPENSIONJERSEY
#PELE1958AMERICANAPSA3
#93SPBASEBALLWAX
#07CHROMEBASKETBALLWAX
#1980TOPPSBASKETBALLWAX
#96SKYBOXE-X2000WAX
#LEBRONWADEMELOCRYSTALBGS9.5
#ERUZIONE1980MIRACLEONICEGOLDJERSEY
#GRETZKYSGC9
#MANTLE51BOWMANSGC7

each a SERIES OF COLLECTABLE SPORTS ASSETS, LLC

By:	CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine
Name:	Ezra Levine
Title:	CEO

Sixteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 11 of 11

Schedule I to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 378

Series Designation of #NADALNETPROGLOSSY,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#NADALNETPROGLOSSY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #NADALNETPROGLOSSY with effect from the effective date hereof and shall continue to act as the Managing Member of #NADALNETPROGLOSSY until dissolution of #NADALNETPROGLOSSY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #NADALNETPROGLOSSY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #NADALNETPROGLOSSY through that certain Consignment Agreement dated as of 11/2/2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #NADALNETPROGLOSSY from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #NADALNETPROGLOSSY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $50,000.

Number of #NADALNETPROGLOSSY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #NADALNETPROGLOSSY Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #NADALNETPROGLOSSY sold at the Initial Offering of the #NADALNETPROGLOSSY Interests (excluding the #NADALNETPROGLOSSY Interests acquired by any Person other than Investor Members).

Other rights	Holders of #NADALNETPROGLOSSY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #NADALNETPROGLOSSY Interests.

Officers	There shall initially be no specific officers associated with #NADALNETPROGLOSSY, although, the Managing Member may appoint Officers of #NADALNETPROGLOSSY from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 1 of 114

Schedule 1

DESCRIPTION OF SERIES #NadalNetProGlossy

Investment Overview

●	Upon completion of the SERIES #NadalNetProGlossy Offering, SERIES #NadalNetProGlossy will purchase a Rafael Nadal 2003 NetPro Elite Glossy PSA 10 (The “Underlying Asset” with respect to SERIES #NadalNetProGlossy, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Rafael Nadal, nicknamed “Rafa”, is one of the most prolific Male Professional Tennis players in history. He has been ranked No. 1 in the ATP rankings for 209 weeks in his career, and has finished as the year-end No. 1 five times. He was especially dominant on clay with 62 of his 88 ATP singles titles coming on a clay surface.

●	Nadal has won 20 Grand Slam men’s singles titles, an all-time record shared with Roger Federer and Novak Djokovic, and 36 Masters men’s singles titles, an all-time record shared with Novak Djokovic.

●	He has won 13 French Open Titles, a record for any tournament and his 81 consecutive wins on clay is the longest single-surface win streak in the Open Era.

Asset Description

Overview and authentication:

●	This offering contains ONE PSA 10 copy of the 2003 NetPro Elite Glossy Rookie Card for Rafael Nadal, numbered out of 100 copies.

●	Out of 100 copies made, 24 have been given a grade of 10 by PSA and only 2 given a grade of 9.5 by BGS with no 10s.

●	A PSA 10 copy most recently sold for $13,200 on 10/23/21 at Goldin Auctions (https://goldinauctions.com/LotDetail.aspx?inventoryid=110842)

●	A PSA 10 version of the same card for Serena Williams sold for $26,400 on 6/21/21 at Goldin Auctions (https://goldinauctions.com/LotDetail.aspx?inventoryid=92550) and in the same auction as the $13,200 Rafael Nadal sale a PSA 9 copy of the Serena Williams card sold for $26,400 (https://goldinauctions.com/LotDetail.aspx?inventoryid=118304) showing large growth in the Glossy NetPro RC set over the prior 4 months.

Notable Features: Rafael Nadal Rookie Card /100

Notable Defects: There are none.

Depreciation: The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #NadalGlossyNetPro going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 2 of 114

Schedule II to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 379

Series Designation of #TROUTGOLDSTERLING9.5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#TROUTGOLDSTERLING9.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	Fedruary 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #TROUTGOLDSTERLING9.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #TROUTGOLDSTERLING9.5 until dissolution of #TROUTGOLDSTERLING9.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #TROUTGOLDSTERLING9.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #TROUTGOLDSTERLING9.5 through that certain Consignment Agreement dated as of 11/2/2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #TROUTGOLDSTERLING9.5 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #TROUTGOLDSTERLING9.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $100,000.

Number of #TROUTGOLDSTERLING9.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #TROUTGOLDSTERLING9.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #TROUTGOLDSTERLING9.5 sold at the Initial Offering of the #TROUTGOLDSTERLING9.5 Interests (excluding the #TROUTGOLDSTERLING9.5 Interests acquired by any Person other than Investor Members).

Other rights	Holders of #TROUTGOLDSTERLING9.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #TROUTGOLDSTERLING9.5 Interests.

Officers	There shall initially be no specific officers associated with #TROUTGOLDSTERLING9.5, although, the Managing Member may appoint Officers of #TROUTGOLDSTERLING9.5 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 3 of 114

Schedule 1

DESCRIPTION OF SERIES #TroutGoldSterling9.5

Investment Overview

●	Upon completion of the SERIES #TroutGoldSterling9.5 Offering, SERIES #TroutGoldSterling9.5 will purchase a Mike Trout 2009 Bowman Sterling Gold Refractor Autograph BGS 9.5 (The “Underlying Asset” with respect to SERIES #TroutGoldSterling9.5, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Nicknamed “The Millville Meteor”, Mike Trout is almost universally considered the greatest all-around player in baseball today.

●	Through his first 11 seasons Trout is an eight-time MLB All-Star, three-time American League Most Valuable Player (winning the award in 2014, 2016, and 2019, while finishing second in the 2012, 2013, 2015, and 2018 votes), and is an eight-time winner of the Silver Slugger Award.

●	In 2019, he signed a 12-year, $426 million contract with the Angels, the 2nd richest contract in the history of North American sports and 3rd in professional sports in general (and the 2nd biggest contract at the time of signing)

●	Trout led the American League in wins above replacement in his first five full seasons (according to Fangraphs and Baseball-Reference.com).

Asset Description

Overview and authentication:

●	This offering contains ONE BGS 9.5 copy of the 2009 Bowman Sterling Gold Refractor Autograph Rookie Card for Mike Trout, numbered out of 50 copies.

●	Out of 50 copies made, 37 have been given a grade of 9.5 by BGS with 1 graded higher and 4 given a grade of 10 by PSA.

●	The two most recent sales of a Gold Refractor Autograph are a PSA 10 for $19,640 via Goldin Auctions on 10/27/18 and a BGS 9.5 for $17,220 via Goldin Auctions on 8/1/19. (https://goldinauctions.com/LotDetail.aspx?inventoryid=44495 and https://goldinauctions.com/LotDetail.aspx?inventoryid=51267)

●	According to CardLadder, between 10/27/18 and 11/3/21 Mike Trout PSA 10 Topps Updates, considered his flagship card, have risen in price by 581%

Notable Features: Mike Trout Gold Refractor Autograph Numbered out of 50 copies

Notable Defects: There are none.

Depreciation The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #TroutGoldSterling9.5 going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 4 of 114

Schedule III to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 380

Series Designation of #MAHOMESTIEDYEAUTO,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MAHOMESTIEDYEAUTO, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MAHOMESTIEDYEAUTO with effect from the effective date hereof and shall continue to act as the Managing Member of #MAHOMESTIEDYEAUTO until dissolution of #MAHOMESTIEDYEAUTO pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #MAHOMESTIEDYEAUTO shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MAHOMESTIEDYEAUTO through that certain Consignment Agreement dated as of 11/2/2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MAHOMESTIEDYEAUTO from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #MAHOMESTIEDYEAUTO Interests the Company can issue may not exceed the purchase price, in the aggregate, of $125,000.

Number of #MAHOMESTIEDYEAUTO Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MAHOMESTIEDYEAUTO Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MAHOMESTIEDYEAUTO sold at the Initial Offering of the #MAHOMESTIEDYEAUTO Interests (excluding the #MAHOMESTIEDYEAUTO Interests acquired by any Person other than Investor Members).

Other rights	Holders of #MAHOMESTIEDYEAUTO Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MAHOMESTIEDYEAUTO Interests.

Officers	There shall initially be no specific officers associated with #MAHOMESTIEDYEAUTO, although, the Managing Member may appoint Officers of #MAHOMESTIEDYEAUTO from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 5 of 114

Schedule 1

DESCRIPTION OF SERIES #MahomesTieDyeAuto

Investment Overview

●	Upon completion of the SERIES #MahomesTieDyeAuto Offering, SERIES #MahomesTieDyeAuto will purchase a Patrick Mahomes 2017 Panini Select Tie Dye Autograph PSA 10 (The “Underlying Asset” with respect to SERIES #MahomesTieDyeAuto, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	The son of a former Major League Baseball player and the undisputed new “face of the NFL”, Patrick Mahomes II has quickly established himself as one of the most electrifying QBs in the game.

●	After spending his rookie season as the backup to Alex Smith he went on to win NFL Offensive Player of the Year and the NFL MVP in his first year as a starter.

●	In his 3rd season he led the Chiefs to a Super Bowl Victory and Super Bowl MVP award, following that up this past season with another Super Bowl trip eventually losing to Tom Brady and the Buccaneers.

●	Mahomes recently signed the 2nd most expensive contract in sporting history with a 10 year contract totalling $503M including bonuses, was named to Time’s 100 Most Influential People of 2020 and is a part owner of the Kansas City Royals baseball franchise.

Asset Description

Overview and authentication:

●	This offering contains ONE PSA 10 copy of the 2017 Panini Select Patrick Mahomes Tie Dye Autograph Rookie Card in a PSA 10/10 grade and numbered out of 10 copies

●	Out of 10 copies made this is the only copy to receive a 10/10 grade from PSA. A 10/10 grade denotes a perfect 10 on the card condition as well as a perfect 10 on the autograph condition/quality.

●	Due to their overwhelming rarity these cards do not sell often and there is no record of one having sold with Goldin Auctions, PWCC nor Heritage Auctions.

●	The most comparable sale would be the non-autograph version which sold for $62,730 on 3/7/21 via Goldin Auctions (https://goldinauctions.com/LotDetail.aspx?inventoryid=76263).

Notable Features: Tie-Dye Refractor Autograph Numbered out of 10 and graded 10/10 by PSA

Notable Defects: There are none.

Depreciation: The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MahomesTieDyeAuto going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 6 of 114

Schedule IV to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 381

Series Designation of #MANTLEDEBUTSTUB,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MANTLEDEBUTSTUB, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MANTLEDEBUTSTUB with effect from the effective date hereof and shall continue to act as the Managing Member of #MANTLEDEBUTSTUB until dissolution of #MANTLEDEBUTSTUB pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #MANTLEDEBUTSTUB shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MANTLEDEBUTSTUB through that certain Consignment Agreement dated as of 11/7/2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MANTLEDEBUTSTUB from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #MANTLEDEBUTSTUB Interests the Company can issue may not exceed the purchase price, in the aggregate, of $150,000.

Number of #MANTLEDEBUTSTUB Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MANTLEDEBUTSTUB Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MANTLEDEBUTSTUB sold at the Initial Offering of the #MANTLEDEBUTSTUB Interests (excluding the #MANTLEDEBUTSTUB Interests acquired by any Person other than Investor Members).

Other rights	Holders of #MANTLEDEBUTSTUB Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MANTLEDEBUTSTUB Interests.

Officers	There shall initially be no specific officers associated with #MANTLEDEBUTSTUB, although, the Managing Member may appoint Officers of #MANTLEDEBUTSTUB from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 7 of 114

Schedule 1

DESCRIPTION OF SERIES #MantleDebutStub

Investment Overview

●	Upon completion of the SERIES #MantleDebutStub Offering, SERIES #MantleDebutStub will purchase a Mickey Mantle MLB Debut Ticket Stub - PSA Authentic (The “Underlying Asset” with respect to SERIES #MantleDebutStub, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Also known as “The Mick” and “The Commerce Comet”, Mickey Mantle is seen as one of the greatest baseball players of all time.

●	Mantle was a 20 time All-Star, 7 time World Series Champ and 3 time MVP. He achieved the Triple Crown achievement in 1956 and led the league in Home Runs 4 times.

●	Mantle was elected to the Baseball Hall of Fame in 1974 and the Major League Baseball All-Century Team in 1999.

●	Mantle still holds the World Series records for most Home Runs, RBIs, extra-base hits, runs, walks and total bases.

Asset Description

Overview and authentication:

●	This offering is a ticket stub from the New York Yankees vs Boston Red Sox game from 4/17/51, Mickey Mantle’s MLB Debut.

●	The ticket was given an Authentic grade by PSA with 12 receiving that grade out of only 16 examples submitted to PSA.

●	A PSA 3 copy just sold for $141,394 at Classic Auctions, making it the 2nd highest unsigned ticket sale in history (https://www.classicauctions.net/LotDetail.aspx?inventoryid=158759)

Notable Features: Mickey Mantle MLB Debut Ticket Stub

Notable Defects: There are none.

Depreciation The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MantleDebutStub going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 8 of 114

Schedule V to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 382

Series Designation of #HAMILTONCHROMEORANGESAPPHIRE,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#HAMILTONCHROMEORANGESAPPHIRE, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #HAMILTONCHROMEORANGESAPPHIRE with effect from the effective date hereof and shall continue to act as the Managing Member of #HAMILTONCHROMEORANGESAPPHIRE until dissolution of #HAMILTONCHROMEORANGESAPPHIRE pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #HAMILTONCHROMEORANGESAPPHIRE shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #HAMILTONCHROMEORANGESAPPHIRE through that certain Consignment Agreement dated as of 11/7/2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #HAMILTONCHROMEORANGESAPPHIRE from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #HAMILTONCHROMEORANGESAPPHIRE Interests the Company can issue may not exceed the purchase price, in the aggregate, of $75,000.

Number of #HAMILTONCHROMEORANGESAPPHIRE Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #HAMILTONCHROMEORANGESAPPHIRE Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #HAMILTONCHROMEORANGESAPPHIRE sold at the Initial Offering of the #HAMILTONCHROMEORANGESAPPHIRE Interests (excluding the #HAMILTONCHROMEORANGESAPPHIRE Interests acquired by any Person other than Investor Members).

Other rights	Holders of #HAMILTONCHROMEORANGESAPPHIRE Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #HAMILTONCHROMEORANGESAPPHIRE Interests.

Officers	There shall initially be no specific officers associated with #HAMILTONCHROMEORANGESAPPHIRE, although, the Managing Member may appoint Officers of #HAMILTONCHROMEORANGESAPPHIRE from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 9 of 114

Schedule 1

DESCRIPTION OF SERIES #HamiltonChromeOrangeSapphire

Investment Overview

●	Upon completion of the SERIES #HamiltonChromeOrangeSapphire Offering, SERIES #HamiltonChromeOrangeSapphire will purchase a Lewis Hamilton 2020 Topps Chrome F1 Sapphire Edition Orange PSA 9 (The “Underlying Asset” with respect to SERIES #HamiltonChromeOrangeSapphire, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Sir Lewis Hamilton currently competes in Formula One for Mercedes, having previously driven for McLaren from 2007 to 2012.

●	Hamilton has won a joint-record seven World Drivers’ Championship titles (tied with Michael Schumacher), and holds the records for the most wins (103), pole positions (103), and podium finishes (182).

●	In 2007 Hamilton became the first, and so far, only Black driver to race in the Formula 1 series.

Asset Description

Overview and authentication:

●	This offering is a PSA 9 graded 2020 Topps Chrome F1 Sapphire Edition Orange refractor.

●	Out of 8 submission to PSA, TWO have received a grade of 9 with none graded higher.

●	There has not been a public sale of an orange refractor from Sapphire edition.

●	A PSA 10 gold refractor out of /50 sold for $44,544 on eBay via Probstein123 on 12/19/21.

●	The orange refractor is numbered out of 25 total copies

Notable Features: Lewis Hamilton Rookie Card

Notable Defects: There are none.

Depreciation: The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #HamiltonChromeOrangeSapphire going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 10 of 114

Schedule VI to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 383

Series Designation of #TIGERWOODSDEBUTTICKET,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#TIGERWOODSDEBUTTICKET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #TIGERWOODSDEBUTTICKET with effect from the effective date hereof and shall continue to act as the Managing Member of #TIGERWOODSDEBUTTICKET until dissolution of #TIGERWOODSDEBUTTICKET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #TIGERWOODSDEBUTTICKET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #TIGERWOODSDEBUTTICKET through that certain Consignment Agreement dated as of 11/24/2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #TIGERWOODSDEBUTTICKET from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #TIGERWOODSDEBUTTICKET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $100,000.

Number of #TIGERWOODSDEBUTTICKET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #TIGERWOODSDEBUTTICKET Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #TIGERWOODSDEBUTTICKET sold at the Initial Offering of the #TIGERWOODSDEBUTTICKET Interests (excluding the #TIGERWOODSDEBUTTICKET Interests acquired by any Person other than Investor Members).

Other rights	Holders of #TIGERWOODSDEBUTTICKET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #TIGERWOODSDEBUTTICKET Interests.

Officers	There shall initially be no specific officers associated with #TIGERWOODSDEBUTTICKET, although, the Managing Member may appoint Officers of #TIGERWOODSDEBUTTICKET from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 11 of 114

Schedule 1

DESCRIPTION OF SERIES #TigerWoodsDebutTicket

Investment Overview

●	Upon completion of the SERIES #TigerWoodsDebutTicket Offering, SERIES #TigerWoodsDebutTicket will purchase a Tiger Woods Debut Ticket Stub (The “Underlying Asset” with respect to SERIES #TigerWoodsDebutTicket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Tiger Woods is widely regarded as one of the greatest golfers, and one of the most famous athletes of all time. He will be inducted into the World Golf Hall of Fame in 2021.

●	Some of the remarkable accomplishments from Wood’s career include: 15 major championship wins, including 5 Masters, 4 PGA championships, 3 U.S. Open’s, and 3 The Open Championships. He has won 82 official PGA Tour event, and owns the record for lowest career scoring average and most career earnings of any player in PGA Tour history.

●	Woods is one of five players (along with Gene Sarazen, Ben Hogan, Gary Player, and Jack Nicklaus) to have won all four major championships in his career, known as the Career Grand Slam, and was the youngest to do so.

●	Throughout the first decade of the 21st century, Woods was the dominant force in golf. He was the top-ranked golfer in the world from August 1999 to September 2004 (264 weeks) and again from June 2005 to October 2010 (281 weeks).

Asset Description

Overview and authentication:

●	This offering is a full ticket from the 1996 Greater Milwaukee Heritage Open, the event in which Tiger Woods made his professional debut.

●	The ticket was given an grade of 8 by PSA with 3 receiving that grade and 1 graded higher out of 20 examples submitted to PSA.

●	Another PSA 8 copy just sold for $87,000 on 11/20/21 at Heritage Auctions (https://sports.ha.com/itm/golf-collectibles/ephemera/1996-greater-milwaukee-open-full-ticket-tiger-woods-professional-debut-psa-nm-mt-8/a/50049-59217.s)

Notable Features: Tiger Woods Professional Debut Ticket Stub from the 1996 Greater Milwaukee Open won by Loren Roberts

Notable Defects: There are none.

Depreciation: The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #TigerWoodsDebutTicket going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 12 of 114

Schedule VII to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 384

Series Designation of #TIGER1STEVENTSTUB,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#TIGER1STEVENTSTUB, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #TIGER1STEVENTSTUB with effect from the effective date hereof and shall continue to act as the Managing Member of #TIGER1STEVENTSTUB until dissolution of #TIGER1STEVENTSTUB pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #TIGER1STEVENTSTUB shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #TIGER1STEVENTSTUB through that certain Consignment Agreement dated as of 12/7/2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #TIGER1STEVENTSTUB from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #TIGER1STEVENTSTUB Interests the Company can issue may not exceed the purchase price, in the aggregate, of $125,000.

Number of #TIGER1STEVENTSTUB Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #TIGER1STEVENTSTUB Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #TIGER1STEVENTSTUB sold at the Initial Offering of the #TIGER1STEVENTSTUB Interests (excluding the #TIGER1STEVENTSTUB Interests acquired by any Person other than Investor Members).

Other rights	Holders of #TIGER1STEVENTSTUB Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #TIGER1STEVENTSTUB Interests.

Officers	There shall initially be no specific officers associated with #TIGER1STEVENTSTUB, although, the Managing Member may appoint Officers of #TIGER1STEVENTSTUB from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 13 of 114

Schedule 1

DESCRIPTION OF SERIES #Tiger1stEventStub

Investment Overview

●	Upon completion of the SERIES #Tiger1stEventStub Offering, SERIES #Tiger1stEventStub will purchase a Tiger Woods First PGA Event Ticket Stub (The “Underlying Asset” with respect to SERIES #Tiger1stEventStub, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Tiger Woods is widely regarded as one of the greatest golfers, and one of the most famous athletes of all time. He will be inducted into the World Golf Hall of Fame in 2021.

●	Some of the remarkable accomplishments from Wood’s career include: 15 major championship wins, including 5 Masters, 4 PGA championships, 3 U.S. Open’s, and 3 The Open Championships. He has won 82 official PGA Tour event, and owns the record for lowest career scoring average and most career earnings of any player in PGA Tour history.

●	Woods is one of five players (along with Gene Sarazen, Ben Hogan, Gary Player, and Jack Nicklaus) to have won all four major championships in his career, known as the Career Grand Slam, and was the youngest to do so.

●	Throughout the first decade of the 21st century, Woods was the dominant force in golf. He was the top-ranked golfer in the world from August 1999 to September 2004 (264 weeks) and again from June 2005 to October 2010 (281 weeks).

Asset Description

Overview and authentication:

●	This offering is a full ticket from the 1992 Nissan LA Open, the event in which Tiger Woods made his 1st PGA Event appearance.

●	The ticket was given a grade of 6 by PSA with no other copies receiving that grade and none graded higher out of 17 examples submitted to PSA.

●	An AUTHENTIC graded copy just sold for $51,600 on 11/20/21 at Heritage Auctions (https://sports.ha.com/itm/golf/1992-tiger-woods-1st-pga-event-full-ticket-nissan-la-open-tiger-was-16-years-old-/a/50049-59215.s?ic4=GalleryView-ShortDescription-071515)

Notable Features: Tiger Woods 1st PGA Event Appearance Full Ticket from the 1992 Nissan LA Open won by Fred Couples

Notable Defects: There are none.

Depreciation: The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Tiger1stEventStub going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 14 of 114

Schedule VIII to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 385

Series Designation of #CROSBYWINTERCLASSICSKATES,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#CROSBYWINTERCLASSICSKATES, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #CROSBYWINTERCLASSICSKATES with effect from the effective date hereof and shall continue to act as the Managing Member of #CROSBYWINTERCLASSICSKATES until dissolution of #CROSBYWINTERCLASSICSKATES pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #CROSBYWINTERCLASSICSKATES shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #CROSBYWINTERCLASSICSKATES through that certain Consignment Agreement dated as of 12/15/2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #CROSBYWINTERCLASSICSKATES from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #CROSBYWINTERCLASSICSKATES Interests the Company can issue may not exceed the purchase price, in the aggregate, of $30,000.

Number of #CROSBYWINTERCLASSICSKATES Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #CROSBYWINTERCLASSICSKATES Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #CROSBYWINTERCLASSICSKATES sold at the Initial Offering of the #CROSBYWINTERCLASSICSKATES Interests (excluding the #CROSBYWINTERCLASSICSKATES Interests acquired by any Person other than Investor Members).

Other rights	Holders of #CROSBYWINTERCLASSICSKATES Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #CROSBYWINTERCLASSICSKATES Interests.

Officers	There shall initially be no specific officers associated with #CROSBYWINTERCLASSICSKATES, although, the Managing Member may appoint Officers of #CROSBYWINTERCLASSICSKATES from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 15 of 114

Schedule 1

DESCRIPTION OF SERIES #CrosbyWinterClassicSkates

Investment Overview

●	Upon completion of the SERIES #CrosbyWinterClassicSkates Offering, SERIES #CrosbyWinterClassicSkates will purchase a Sidney Crosby Winter Classic Game Used Skates (The “Underlying Asset” with respect to SERIES #CrosbyWinterClassicSkates, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Also known as “Sid the Kid” and “The Next One”, Sidney Crosby was the most hyped hockey prospect in recent memory and is already widely considered one of the greatest hockey players of all time.

●	As of January 2021, Crosby is a 8 time NHL All-Star, 2 time NHL scoring leader, 2 time NHL MVP and 3 time Stanley Cup Champion and 2 time Olympic Gold Medalist.

●	At the 2010 Vancouver Olympics, Sidney Crosby scored one of the most important goals in Team Canada history with an overtime tally seven minutes into overtime of the gold medal game against the United States. The goal is known as the “Golden Goal” and is likely second in importance only to Paul Henderson’s Summit Series clinching goal in 1972 in Canadian hockey history.

Asset Description

Overview and authentication:

●	This offering contains a pair of Skates used by Sidney Crosby

●	These skates have been photomatched by Sports Investors Authentication to 7 games including the Winter Classic.

●	They also come with a letter of authentication from Frameworth, one of the leading Hockey Memorabilia authenticators.

●	Frameworth lists the skates as being worn in games commencing on 9/22/10

Notable Features: Sidney Crosby Game Used Skates from the 2010-11 Winter Classic

Notable Defects: There are none.

Depreciation: The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #CrosbyWinterClassicSkates going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 16 of 114

Schedule IX to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 386

Series Designation of #RIPKENROOKIEJERSEY&CARDBASKET,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#RIPKENROOKIEJERSEY&CARDBASKET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #RIPKENROOKIEJERSEY&CARDBASKET with effect from the effective date hereof and shall continue to act as the Managing Member of #RIPKENROOKIEJERSEY&CARDBASKET until dissolution of #RIPKENROOKIEJERSEY&CARDBASKET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #RIPKENROOKIEJERSEY&CARDBASKET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #RIPKENROOKIEJERSEY&CARDBASKET through that certain Consignment Agreement dated as of 1/1/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #RIPKENROOKIEJERSEY&CARDBASKET from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #RIPKENROOKIEJERSEY&CARDBASKET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $200,000.

Number of #RIPKENROOKIEJERSEY&CARDBASKET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #RIPKENROOKIEJERSEY&CARDBASKET Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #RIPKENROOKIEJERSEY&CARDBASKET sold at the Initial Offering of the #RIPKENROOKIEJERSEY&CARDBASKET Interests (excluding the #RIPKENROOKIEJERSEY&CARDBASKET Interests acquired by any Person other than Investor Members).

Other rights	Holders of #RIPKENROOKIEJERSEY&CARDBASKET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #RIPKENROOKIEJERSEY&CARDBASKET Interests.

Officers	There shall initially be no specific officers associated with #RIPKENROOKIEJERSEY&CARDBASKET, although, the Managing Member may appoint Officers of #RIPKENROOKIEJERSEY&CARDBASKET from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 17 of 114

Schedule 1

DESCRIPTION OF SERIES #RipkenRookieJersey&CardBasket

Investment Overview

●	Upon completion of the SERIES #RipkenRookieJersey&CardBasket Offering, SERIES #RipkenRookieJersey&CardBasket will purchase a Cal Ripken 1981-82 Jersey (rookie card image) & PSA 10 RC Basket (The “Underlying Asset” with respect to SERIES #RipkenRookieJersey&CardBasket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Cal Ripken Jr, nicknamed “The Ironman”, played 21 seasons at SS and 3B for the Baltimore Orioles.

●	Ripken holds the record for consecutive games played, 2,632, surpassing Lou Gehrig’s streak of 2,130 that had stood for 56 years and that many deemed unbreakable

●	He retired with 3,184 hits, 431 home runs, 1,695 RBI, won 8 Silver Sluggers, 2 Gold Gloves, 2 MVP Awards and was a 19-time All Star.

●	In 2007, he was elected to the National Baseball Hall of Fame in his first year of eligibility with 98.53% of votes, the sixth-highest election percentage ever.

Asset Description

Overview and authentication:

●	This offering contains a Cal Ripken Jr. 1981-82 Rookie Jersey as well as a 1982 Topps Traded PSA 10.

●	The jersey has been photomatched by Sports Investors Authentication to his Topps Traded rookie card photo as well as photos from the 1981 season.

●	Out of a staggering 13,748 submissions of Ripken’s 1982 Topps Traded rookie card to PSA, 395 have received a grade of 10 (2.8%).

●	A PSA 10 most recently sold for $5,289 on 12/16/21 via Huggins & Scott Auctions.

●	The jersey worn for Ripken’s MLB Debut sold for $120,000 on 11/1/21 via Goldin Auctions.

Notable Features: Basket of a PSA 10 Rookie Card as well as a Game Worn Jersey

Notable Defects: There are none.

Depreciation The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #RipkenRookieJersey&CardBasket going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 18 of 114

Schedule X to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 387

Series Designation of #SOTOORANGEBGS9.5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#SOTOORANGEBGS9.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #SOTOORANGEBGS9.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #SOTOORANGEBGS9.5 until dissolution of #SOTOORANGEBGS9.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #SOTOORANGEBGS9.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #SOTOORANGEBGS9.5 through that certain Consignment Agreement dated as of 1/1/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #SOTOORANGEBGS9.5 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #SOTOORANGEBGS9.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $150,000.

Number of #SOTOORANGEBGS9.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #SOTOORANGEBGS9.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #SOTOORANGEBGS9.5 sold at the Initial Offering of the #SOTOORANGEBGS9.5 Interests (excluding the #SOTOORANGEBGS9.5 Interests acquired by any Person other than Investor Members).

Other rights	Holders of #SOTOORANGEBGS9.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #SOTOORANGEBGS9.5 Interests.

Officers	There shall initially be no specific officers associated with #SOTOORANGEBGS9.5, although, the Managing Member may appoint Officers of #SOTOORANGEBGS9.5 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 19 of 114

Schedule 1

DESCRIPTION OF SERIES #SotoOrangeBGS9.5

Investment Overview

●	Upon completion of the SERIES #SotoOrangeBGS9.5 Offering, SERIES #SotoOrangeBGS9.5 will purchase a Juan Soto 2016 Bowman Chrome Orange Refractors BGS 9.5 (The “Underlying Asset” with respect to SERIES #SotoOrangeBGS9.5, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	A Dominican born outfielder with a big bat, Juan Soto is one of the best young players in MLB, still only 22 and having already shown generational talent as well as having won a World Series title.

●	In 2018, Juan Soto finished as the runner up to Ronald Acuna for Rookie of the Year honors, batting .292, and smacking 22 home runs and 70 RBIs.

●	In each of the past two seasons, the Washington Nationals star finished top-10 in MVP voting, earning an All-MLB First Team nomination in 2020.

●	In 2020, despite losing the first week of the season due to a positive COVID-19 test, Soto qualified for the batting title and became the youngest player in National League history to win, hitting .351 during the regular season. He also led in On Base Percentage and Slugging Percentage.

Asset Description

Overview and authentication:

●	This offering contains a BGS 9.5 graded 2016 Bowman Chrome Orange Refractor Autograph of Juan Soto.

●	Out of 34 submissions to BGS, 15 have received a grade of 9.5 with NONE higher.

●	The most recent sale of a BGS 9.5 Orange Refractor was for $102,640 on 6/5/21 via Lelands Auctions.

●	Lelands stated, “Considered by many to have the potential of a modern day Ted Williams as his early career numbers display a meteoric pace, Soto rates as arguably the best young hitter in the game and he already has a World Series ring at 22 years old.”

●	With the Juan Soto Superfractor 1/1 having been altered, the Red (/5) and Orange (/25) are the most desired Bowman cards for Juan Soto.

Notable Features: Orange Refractor

Notable Defects: There are none.

Depreciation The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #SotoOrangeBowman going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 20 of 114

Schedule XI to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 388

Series Designation of #TATISGOLDBGS9.5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#TATISGOLDBGS9.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #TATISGOLDBGS9.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #TATISGOLDBGS9.5 until dissolution of #TATISGOLDBGS9.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #TATISGOLDBGS9.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #TATISGOLDBGS9.5 through that certain Consignment Agreement dated as of 1/1/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #TATISGOLDBGS9.5 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #TATISGOLDBGS9.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $75,000.

Number of #TATISGOLDBGS9.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #TATISGOLDBGS9.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #TATISGOLDBGS9.5 sold at the Initial Offering of the #TATISGOLDBGS9.5 Interests (excluding the #TATISGOLDBGS9.5 Interests acquired by any Person other than Investor Members).

Other rights	Holders of #TATISGOLDBGS9.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #TATISGOLDBGS9.5 Interests.

Officers	There shall initially be no specific officers associated with #TATISGOLDBGS9.5, although, the Managing Member may appoint Officers of #TATISGOLDBGS9.5 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 21 of 114

Schedule 1

DESCRIPTION OF SERIES #TatisGoldBGS9.5

Investment Overview

●	Upon completion of the SERIES #TatisGoldBGS9.5 Offering, SERIES #TatisGoldBGS9.5 will purchase a Fernando Tatis 2016 Bowman Chrome Gold Refractors BGS 9.5 (The “Underlying Asset” with respect to SERIES #TatisGoldBGS9.5, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Fernando Tatis Jr., son of former MLB player Fernando Tatís Sr, made his MLB debut in 2019, won the Silver Slugger Award in 2020, and was named an All-Star in 2021.

●	Tatís is the cover athlete of MLB The Show 21, and at age 22 the youngest player to be featured as the cover star.

●	He finished his 2019 Rookie season hitting .317/.379/.590 with 22 home runs, 61 runs, and 106 hits over 84 games.

●	Tatís finished in fourth place for the National League MVP Award in 2020, behind Freddie Freeman, Mookie Betts, and his teammate Manny Machado

●	Tatís finished the 2021 season hitting .282/.364/.611 with 97 RBIs, 25 stolen bases and an NL-leading 42 home runs over 130 games.

Asset Description

Overview and authentication:

●	This offering contains a BGS 9.5 graded 2016 Bowman Chrome Gold Refractor Autograph of Fernando Tatis Jr..

●	Out of 67 submissions to BGS, 33 have received a grade of 9.5 with ONE higher.

●	The most recent sale of a BGS 9.5 Gold Refractor was for $34,800 on 11/20/21 via PWCC’s Premier Auction.

●	PWCC stated, “Tatis, along with Ohtani, are arguably baseball’s most exciting talents and could very well be owners of MVP trophies in the near future. An exciting investment piece which possesses massive potential.”

●	With THREE 9.5 and ONE 10 subgrade this card is considered a “true gem plus” and is one of only THREE cards to achieve this designation.

Notable Features: Gold Refractor

Notable Defects: There are none.

Depreciation The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #TatisGoldBGS9.5 going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 22 of 114

Schedule XII to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 389

Series Designation of #BELLINGERORANGEBGS9.5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#BELLINGERORANGEBGS9.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #BELLINGERORANGEBGS9.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #BELLINGERORANGEBGS9.5 until dissolution of #BELLINGERORANGEBGS9.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #BELLINGERORANGEBGS9.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #BELLINGERORANGEBGS9.5 through that certain Consignment Agreement dated as of 1/1/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #BELLINGERORANGEBGS9.5 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #BELLINGERORANGEBGS9.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $40,000.

Number of #BELLINGERORANGEBGS9.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #BELLINGERORANGEBGS9.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #BELLINGERORANGEBGS9.5 sold at the Initial Offering of the #BELLINGERORANGEBGS9.5 Interests (excluding the #BELLINGERORANGEBGS9.5 Interests acquired by any Person other than Investor Members).

Other rights	Holders of #BELLINGERORANGEBGS9.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #BELLINGERORANGEBGS9.5 Interests.

Officers	There shall initially be no specific officers associated with #BELLINGERORANGEBGS9.5, although, the Managing Member may appoint Officers of #BELLINGERORANGEBGS9.5 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 23 of 114

Schedule 1

DESCRIPTION OF SERIES # BellingerOrangeBGS9.5

Investment Overview

●	Upon completion of the SERIES #BellingerOrangeBGS9.5 Offering, SERIES #BellingerOrangeBGS9.5 will purchase a Cody Bellinger 2015 Bowman Chrome Orange Refractors BGS 9.5 (The “Underlying Asset” with respect to SERIES #BellingerOrangeBGS9.5, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Cody Bellinger was selected by the Dodgers in the fourth round of the 2013 MLB draft, and debuted with the team in 2017.

●	The son of MLB player Clay Bellinger, Bellinger helped his team reach the 2007 Little League World Series at the age of 11

●	Bellinger, setting a number of Dodgers single-season home run records, participated in both the 2017 Major League Baseball All-Star Game and in the Home Run Derby, and he was named the National League (NL) Rookie of the Year after the season.

●	He received the NL MVP, Silver Slugger, and Gold Glove Awards in 2019, as well as his second All-Star selection.

●	A number of injuries to his shoulder, calf, and rib cage, however, caused 2021 to be a career-worst year for Bellinger in home runs and batting average.

Asset Description

Overview and authentication:

●	This offering contains a BGS 9.5 graded 2015 Bowman Chrome Orange Refractor Autograph of Cody Bellinger.

●	Out of 29 submissions to BGS, 18 have received a grade of 9.5 with NONE higher.

●	The most recent sale of a BGS 9.5 Orange Refractor was for $13,833 on 10/31/19 via PWCC’s Premier Auction, more recently there was a PSA 9 sale for $8,077 on 10/6/21 via eBay.

●	PWCC stated, “the iconic Orange Refractor parallel…is coveted for its extreme beauty and scarcity with only twenty-five copies in existence; a number which doesn’t come close to satisfying the demand.”

●	With THREE 9.5 and ONE 10 subgrade this card is considered a “true gem plus” and is one of only TWO cards to achieve this designation.

Notable Features: Orange Refractor

Notable Defects: There are none.

Depreciation The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #BellingerOrangeBGS9.5 going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 24 of 114

Schedule XIII to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 390

Series Designation of #PHILMICKELSONSPAUTHPSA10BASKET,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#PHILMICKELSONSPAUTHPSA10BASKET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #PHILMICKELSONSPAUTHPSA10BASKET with effect from the effective date hereof and shall continue to act as the Managing Member of #PHILMICKELSONSPAUTHPSA10BASKET until dissolution of #PHILMICKELSONSPAUTHPSA10BASKET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #PHILMICKELSONSPAUTHPSA10BASKET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #PHILMICKELSONSPAUTHPSA10BASKET through that certain Consignment Agreement dated as of 1/1/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #PHILMICKELSONSPAUTHPSA10BASKET from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #PHILMICKELSONSPAUTHPSA10BASKET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $20,000.

Number of #PHILMICKELSONSPAUTHPSA10BASKET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #PHILMICKELSONSPAUTHPSA10BASKET Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #PHILMICKELSONSPAUTHPSA10BASKET sold at the Initial Offering of the #PHILMICKELSONSPAUTHPSA10BASKET Interests (excluding the #PHILMICKELSONSPAUTHPSA10BASKET Interests acquired by any Person other than Investor Members).

Other rights	Holders of #PHILMICKELSONSPAUTHPSA10BASKET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #PHILMICKELSONSPAUTHPSA10BASKET Interests.

Officers	There shall initially be no specific officers associated with #PHILMICKELSONSPAUTHPSA10BASKET, although, the Managing Member may appoint Officers of #PHILMICKELSONSPAUTHPSA10BASKET from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 25 of 114

Schedule 1

DESCRIPTION OF SERIES #PhilMickelsonSPAuthPSA10Basket

Investment Overview

●	Upon completion of the SERIES #PhilMickelsonSPAuthPSA10Basket Offering, SERIES #PhilMickelsonSPAuthPSA10Basket will purchase a Phil Mickelson 2002 SP Authentic Golf #10 PSA 10 Basket - 2x (The “Underlying Asset” with respect to SERIES #PhilMickelsonSPAuthPSA10Basket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Phil Mickelson, nicknamed “Lefty”, has won 45 events on the PGA Tour, including six major championships: three Masters titles (2004, 2006, 2010), two PGA Championships (2005, 2021), and one Open Championship (2013).

●	Mickelson became the oldest major championship winner in history at the age of 50 years, 11 months and 7 days old with his 2021 PGA Championship victory.

●	Mickelson is one of 17 players in the history of golf to win at least three of the four majors, having won every major except the U.S. Open, in which he has finished runner-up a record six times.

●	He has spent more than 25 consecutive years in the top 50 of the Official World Golf Ranking, over 700 weeks in the top 10 and has reached a career-high world ranking of No. 2 several times.

●	He was inducted into the World Golf Hall of Fame in 2012

Asset Description

Overview and authentication:

●	This offering contains TWO (2x) PSA 10 graded 2002 SP Authentic Golf Autographs of Phil Mickelson.

●	Out of 113 submissions to PSA, FIFTY FOUR have received a grade of 10.

●	A PSA 10 most recently sold for $3,100 on 10/27/21 via PWCC’s Premier Auction.

●	Stamped with a serial number out of 799 copies.

●	According to CardLadder, over the last 6 months the Tiger Woods version of this same card grew 25.75% in value

Notable Features: Basket of TWO cards both graded PSA 10

Notable Defects: There are none.

Depreciation The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #PhilMickelsonSPAuthPSA10Basket going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 26 of 114

Schedule XIV to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 391

Series Designation of #OVECHKIN2006CAPITALSJERSEY,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#OVECHKIN2006CAPITALSJERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #OVECHKIN2006CAPITALSJERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #OVECHKIN2006CAPITALSJERSEY until dissolution of #OVECHKIN2006CAPITALSJERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #OVECHKIN2006CAPITALSJERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #OVECHKIN2006CAPITALSJERSEY through that certain Consignment Agreement dated as of 1/1/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #OVECHKIN2006CAPITALSJERSEY from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #OVECHKIN2006CAPITALSJERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $75,000.

Number of #OVECHKIN2006CAPITALSJERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #OVECHKIN2006CAPITALSJERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #OVECHKIN2006CAPITALSJERSEY sold at the Initial Offering of the #OVECHKIN2006CAPITALSJERSEY Interests (excluding the #OVECHKIN2006CAPITALSJERSEY Interests acquired by any Person other than Investor Members).

Other rights	Holders of #OVECHKIN2006CAPITALSJERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #OVECHKIN2006CAPITALSJERSEY Interests.

Officers	There shall initially be no specific officers associated with #OVECHKIN2006CAPITALSJERSEY, although, the Managing Member may appoint Officers of #OVECHKIN2006CAPITALSJERSEY from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 27 of 114

Schedule 1

DESCRIPTION OF SERIES #Ovechkin2006CapitalsJersey

Investment Overview

●	Upon completion of the SERIES #Ovechkin2006CapitalsJersey Offering, SERIES #Ovechkin2006CapitalsJersey will purchase a Alexander Ovechkin 2006-07 Washington Capitals Game Used Road Jersey (The “Underlying Asset” with respect to SERIES #Ovechkin2006CapitalsJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Often referred to as “Ovi” or “The Great Eight”, Alex Ovechkin is one of the most prolific goal scorers in the modern NHL and is widely considered one of the greatest to ever play the game.

●	As of January 2021, Ovechkin is a 8 time NHL All-Star, 9 time NHL scoring leader, 3 time NHL MVP and 2018 Stanley Cup Champion and was named one of the 100 Greatest NHL Players of all time in 2017.

●	Drafted 1st overall in the 2004 NHL Draft, Ovechkin missed the 2004-05 season due to the NHL Lockout, winning the Rookie of the Year award upon the resumption of play the following season.

●	As of January 2021, Ovechkin is just the 8th player in NHL History to have reached the 700 career goals milestone. Only Wayne Gretzky achieved the 700 goal milestone faster and at a younger age.

Asset Description

Overview and authentication:

●	This offering is a Game Worn jersey from Alex Ovechkin’s 2nd year in the NHL.

●	Photomatched by SIA and MeiGray, this jersey was worn for 6 games during which Ovechkin tallied 5 goals and 3 assists.

●	Another Game Used Alex Ovechkin Jersey from “The Goal” sold via Goldin Auctions for $111,930 in early 2020.

●	A 2-goal Jersey sold for $11,011 in June of 2021 via Lelands.

Notable Features: Worn for 5+ Goals

Notable Defects: There are none.

Depreciation The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Ovechkin2006CapitalsJersey going forward

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 28 of 114

Schedule XV to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 392

Series Designation of #BRADY01TICKETBOOKLET,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#BRADY01TICKETBOOKLET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #BRADY01TICKETBOOKLET with effect from the effective date hereof and shall continue to act as the Managing Member of #BRADY01TICKETBOOKLET until dissolution of #BRADY01TICKETBOOKLET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #BRADY01TICKETBOOKLET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #BRADY01TICKETBOOKLET through that certain Consignment Agreement dated as of 12/21/2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #BRADY01TICKETBOOKLET from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #BRADY01TICKETBOOKLET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $20,000.

Number of #BRADY01TICKETBOOKLET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #BRADY01TICKETBOOKLET Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #BRADY01TICKETBOOKLET sold at the Initial Offering of the #BRADY01TICKETBOOKLET Interests (excluding the #BRADY01TICKETBOOKLET Interests acquired by any Person other than Investor Members).

Other rights	Holders of #BRADY01TICKETBOOKLET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #BRADY01TICKETBOOKLET Interests.

Officers	There shall initially be no specific officers associated with #BRADY01TICKETBOOKLET, although, the Managing Member may appoint Officers of #BRADY01TICKETBOOKLET from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 29 of 114

Schedule 1

DESCRIPTION OF SERIES #Brady01TicketBooklet

Investment Overview

●	Upon completion of the SERIES #Brady01TicketBooklet Offering, SERIES #Brady01TicketBooklet will purchase a Tom Brady Rookie Ticket Booklet (The “Underlying Asset” with respect to SERIES #Brady01TicketBooklet, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	It’s generally acknowledged that Tom Brady is one of the two or three greatest players -- not just quarterbacks, but players -- in the history of the National Football League.

●	After an NFL Draft fall in 2000 that landed him in the lap of the New England Patriots, the University of Michigan product took over the starting position in 2001, and never looked back.

●	TB12 quickly established himself as a legitimate star, and ultimately led the Patriots to six Super Bowl wins, garnering himself three MVP awards and 14 Pro Bowl nods in the process.

●	A nutrition guru, Brady created The Tom Brady Diet, which led to a bestselling book called The TB12 Method: How to Achieve a Lifetime of Sustained Performance.

●	As of this writing, the fortysomething future Hall of Famer is thriving with the Tampa Bay Buccaneers, and looks to be on the road to reach his goal of playing football until he’s 45.

Asset Description

Overview and authentication:

●	This offering is a full unused ticket booklet from the 2001 New England Patriots season.

●	In the second game of the regular season, nine-year starting quarterback Drew Bledsoe was injured on a hit by New York Jets linebacker Mo Lewis.

●	Following the injury, Tom Brady, a sixth-round draft pick in 2000, entered the game.

●	Brady started the final 14 games of the season and compiled an 11–3 record as a starter, helping the Patriots clinch the 2nd seed in the AFC playoffs and a first round bye.

●	the Patriots faced the heavily favored St. Louis Rams, known as “The Greatest Show on Turf”, in Super Bowl XXXVI.

●	Adam Vinatieri kicked a game-winning field goal of 48-yards as time expired, giving the Patriots their first ever Super Bowl victory.

Notable Features: Full unused season ticket booklet from the 2001 Patriots season

Notable Defects: There are none.

Depreciation The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Brady01TicketBooklet going forward

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 30 of 114

Schedule XVI to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 393

Series Designation of #JORDANROOKIEHOMEJERSEY,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#JORDANROOKIEHOMEJERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #JORDANROOKIEHOMEJERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #JORDANROOKIEHOMEJERSEY until dissolution of #JORDANROOKIEHOMEJERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #JORDANROOKIEHOMEJERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #JORDANROOKIEHOMEJERSEY through that certain Consignment Agreement dated as of 12/27/2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #JORDANROOKIEHOMEJERSEY from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #JORDANROOKIEHOMEJERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $450,000.

Number of #JORDANROOKIEHOMEJERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #JORDANROOKIEHOMEJERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #JORDANROOKIEHOMEJERSEY sold at the Initial Offering of the #JORDANROOKIEHOMEJERSEY Interests (excluding the #JORDANROOKIEHOMEJERSEY Interests acquired by any Person other than Investor Members).

Other rights	Holders of #JORDANROOKIEHOMEJERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #JORDANROOKIEHOMEJERSEY Interests.

Officers	There shall initially be no specific officers associated with #JORDANROOKIEHOMEJERSEY, although, the Managing Member may appoint Officers of #JORDANROOKIEHOMEJERSEY from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 31 of 114

Schedule 1

DESCRIPTION OF SERIES #JordanRookieHomeJersey

Investment Overview

●	Upon completion of the SERIES #JordanRookieHomeJersey Offering, SERIES #JordanRookieHomeJersey will purchase a Michael Jordan 1984-85 Game Used Home Jersey - MEARS A10 (The “Underlying Asset” with respect to SERIES #JordanRookieHomeJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Often referred to as “MJ”, “His Airness” or “Air Jordan”, Michael Jordan is almost universally considered the greatest to ever play the game and one of the most culturally relevant athletes in the entire world.

●	Drafted 3rd overall in the 1984 NBA Draft after Hakeem Olajuwon and Sam Bowie, Michael Jordan played 15 seasons in the NBA, winning 6 NBA Titles with the Chicago Bulls.

●	He was also a 5 time NBA MVP, 10 time NBA scoring leader, 14 time NBA All-Star, 1984 NBA Rookie of the Year and 2 time Olympic Gold Medalist. He was inducted into the Basketball Hall of Fame in 2009 and received the Presidential Medal of Freedom in 2016, the highest civilian award.

●	From his Air Jordan brand with Nike to his appearances in film and television Jordan’s cultural significance and relevance cannot be overstated, making him one of the most recognizable and popular figures in the world.

Asset Description

Overview and authentication:

●	Michael Jordan Game Worn Home Jersey from his rookie season of 1984-85.

●	This jersey has been authenticated by MEARS for its usage and assigned a grade of A10.

●	Due to the popularity of ESPN’s documentary “The Last Dance”, Jordan related sports memorabilia have been some of the best performing items in recent years and continue to be highly coveted by the sports collectibles industry.

●	In January 2021 a Final Career Game Used Wizards Jersey sold for $570,000 and a 1982-83 UNC Tarheels Game Worn Jersey sold for $1,380,000 in May of 2021. In December 2020, the jersey MJ held up during his introductory press conference sold for $320,000. In July 2020, a jersey Jordan wore in the 1997-8 Eastern Conference Finals sold for $288,000.

Notable Features:Michael Jordan 1984-85 White Home Jersey

Notable Defects: There are none.

Depreciation The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #JordanRookieHomeJersey going forward

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 32 of 114

Schedule XVII to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 394

Series Designation of #1933GOUDEYGEHRIGSGC8,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#1933GOUDEYGEHRIGSGC8, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #1933GOUDEYGEHRIGSGC8 with effect from the effective date hereof and shall continue to act as the Managing Member of #1933GOUDEYGEHRIGSGC8 until dissolution of #1933GOUDEYGEHRIGSGC8 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #1933GOUDEYGEHRIGSGC8 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #1933GOUDEYGEHRIGSGC8 through that certain Consignment Agreement dated as of 1/6/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #1933GOUDEYGEHRIGSGC8 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #1933GOUDEYGEHRIGSGC8 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $150,000.

Number of #1933GOUDEYGEHRIGSGC8 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #1933GOUDEYGEHRIGSGC8 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #1933GOUDEYGEHRIGSGC8 sold at the Initial Offering of the #1933GOUDEYGEHRIGSGC8 Interests (excluding the #1933GOUDEYGEHRIGSGC8 Interests acquired by any Person other than Investor Members).

Other rights	Holders of #1933GOUDEYGEHRIGSGC8 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #1933GOUDEYGEHRIGSGC8 Interests.

Officers	There shall initially be no specific officers associated with #1933GOUDEYGEHRIGSGC8, although, the Managing Member may appoint Officers of #1933GOUDEYGEHRIGSGC8 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 33 of 114

Schedule 1

DESCRIPTION OF SERIES #1933GoudeyGehrigSGC8

Investment Overview

●	Upon completion of the SERIES #1933GoudeyGehrigSGC8 Offering, SERIES #1933GoudeyGehrigSGC8 will purchase a 1933 Goudey Lou Gehrig SGC 8 (The “Underlying Asset” with respect to SERIES #1933GoudeyGehrigSGC8, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Frequently discussed as one of the greatest baseball players of all time, Lou Gehrig earned the nickname “The Iron Horse” due to his legendary durability.

●	During his 17 seasons for the Yankees, Gehrig was a 7-time All Star, 6-time World Series Champion, 3-time AL Home Run leader, 2-time AL MVP and 1934 Triple Crown winner.

●	Gehrig retired in 1939 due to his ALS diagnosis and was immediately inducted into the Hall of Fame the same year. He had a .340 career batting average and 394 home runs.

●	In 1969 Gehrig was voted the greatest First Baseman of all time by the Baseball Writers’ Association of America and was the leading vote getter on the All-Century Team chosen by fans in 1999.

Asset Description

Overview and authentication:

●	Offered here is an SGC 8 Graded copy of Lou Gehrig’s 1933 Goudey Card, specifically his card number #160 version.

●	According to PSA Card Facts, “It is Gehrig’s high number that is actually more difficult. Card #160 is seen far less frequently than his #92 card and rarely seen in PSA NM-MT 8 or better. In addition, it is usually found with whiter borders and a lighter blue coloration than the #92 card.”

●	They go on to say, “Along with the common condition obstacles associated with the issue, both Gehrig cards often suffer from a general lack of eye-appeal from subpar focus and color.”

●	There have been 622 submissions to SGC of the more common #92 card and only 364 submissions of the #160 card represented in this offering

●	Out of 622 submissions of #92, 4 were given a grade of SGC 8 with 3 getting a SGC9.

●	Out of 364 submissions of #160, 2 were given a grade of SGC 8 with NONE higher.

Notable Features: 1933 Lou Gehrig Goudey Card #160

Notable Defects: There are none.

Depreciation: The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #1933GoudeyGehrigSGC8 going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 34 of 114

Schedule XVIII to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 395

Series Designation of #1954AARONSGC8.5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#1954AARONSGC8.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #1954AARONSGC8.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #1954AARONSGC8.5 until dissolution of #1954AARONSGC8.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #1954AARONSGC8.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #1954AARONSGC8.5 through that certain Consignment Agreement dated as of 1/6/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #1954AARONSGC8.5 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #1954AARONSGC8.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $220,000.

Number of #1954AARONSGC8.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #1954AARONSGC8.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #1954AARONSGC8.5 sold at the Initial Offering of the #1954AARONSGC8.5 Interests (excluding the #1954AARONSGC8.5 Interests acquired by any Person other than Investor Members).

Other rights	Holders of #1954AARONSGC8.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #1954AARONSGC8.5 Interests.

Officers	There shall initially be no specific officers associated with #1954AARONSGC8.5, although, the Managing Member may appoint Officers of #1954AARONSGC8.5 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 35 of 114

Schedule 1

DESCRIPTION OF SERIES #1954AaronSGC8.5

Investment Overview

●	Upon completion of the SERIES #1954AaronSGC8.5 Offering, SERIES #1954AaronSGC8.5 will purchase a 1954 Topps Hank Aaron SGC 8.5 (The “Underlying Asset” with respect to SERIES #1954AaronSGC8.5, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Eternally synonymous with the words “home” and “run,” Hank Aaron was one of the most feared hitters of his (or any) era.

●	On April 18, 1974, Hammerin’ Hank hit his 715th dinger, breaking Babe Ruth’s seemingly unbreakable record of 714. Aaron finished his career in 1976 with 755 round-trippers.

●	While he was best-known for the longball, Aaron was one of MLB’s greatest all-around hitters, racking up 3,771 hits, the third-most in league history. His 2,297 RBIs still ranks as the most ever, and is considered to be all but impossible to top.

●	Another Aaron record that will likely never be broken: His 25 All-Star appearance. His longevity and consistency puts him in the conversation for greatest player ever.

●	As of this writing, Aaron is 86-years-old and still active in the community, spearheading multiple initiatives to aid at-risk youth.

Asset Description

Overview and authentication:

●	According to PSA Card Facts, “When it comes to collecting cardboard of “Hammerin’ Hank,” there is no disputing what card sits atop the rest. Aaron’s 1954 Topps rookie card #128 is not only the key to a set filled with other stars and rookies, like those of fellow Hall of Famers Ernie Banks and Al Kaline, it remains one of the most recognizable images in the entire collecting world.”

●	They go on to say, “poor centering, print defects in the orange background, and chipping along the green reverse are common.” These common issues result in very few high grade examples.

●	Out of 1,548 examples submitted to SGC, only 9 have received an 8.5 grade with only 5 graded higher (all 9s, there are no 9.5 or 10s)

●	PSA’s Pop Report shows 2 examples with grades of 10 and 25 with grades of 9.

●	The most recent sale of an SGC 8.5 was for $101,700 on 3/14/21 via PWCC on eBay.

Notable Features: Henry Aaron Rookie Card

Notable Defects: There are none.

Depreciation The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #1954AaronSGC8.5 going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 36 of 114

Schedule XIX to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 396

Series Designation of #OPCLEMIUEX9.5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#OPCLEMIUEX9.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #OPCLEMIUEX9.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #OPCLEMIUEX9.5 until dissolution of #OPCLEMIUEX9.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #OPCLEMIUEX9.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #OPCLEMIUEX9.5 through that certain Consignment Agreement dated as of 1/6/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #OPCLEMIUEX9.5 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #OPCLEMIUEX9.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $40,000.

Number of #OPCLEMIUEX9.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #OPCLEMIUEX9.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #OPCLEMIUEX9.5 sold at the Initial Offering of the #OPCLEMIUEX9.5 Interests (excluding the #OPCLEMIUEX9.5 Interests acquired by any Person other than Investor Members).

Other rights	Holders of #OPCLEMIUEX9.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #OPCLEMIUEX9.5 Interests.

Officers	There shall initially be no specific officers associated with #OPCLEMIUEX9.5, although, the Managing Member may appoint Officers of #OPCLEMIUEX9.5 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 37 of 114

Schedule 1

DESCRIPTION OF SERIES #OPCLemiuex9.5

Investment Overview

●	Upon completion of the SERIES #OPCLemiuex9.5 Offering, SERIES #OPCLemiuex9.5 will purchase a 1985-86 O-Pee-Chee Mario Lemiuex BGS 9.5 - PWCC S (The “Underlying Asset” with respect to SERIES #OPCLemiuex9.5, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Mario Lemiuex, nicknamed “The Magnificent One”, “Le Magnifique” and “Super Mario”, is universally considered to be one of the greatest hockey players of all time.

●	PSA says about him, “Mario Lemieux’s size and skill made him the most feared player in the league and the heir-apparent to Wayne Gretzky as the NHL’s best player. Lemieux had to deal with his share of adversity during his career, which included a few nagging injuries and a battle with Hodgkin’s disease. The lingering effects of radiation treatment and chronic back problems forced Lemieux to retire. Despite all of the problems Lemieux faced, he was still able to pile up some very impressive numbers and achieve what few have done.”

●	He finished his NHL Career with 690 goals and 1,033 assists. He won a plethora of awards including Rookie of the Year, 6 Art Ross Trophies, 3 Hart Trophies, 2 Conn Smythe Trophies, 1 Calder Trophy, 1 Masterton Trophy. He was named to 9 NHL All-Star Teams and won 2 Stanley Cup Championships.

●	He was inducted into the Hockey Hall of Fame in 1997.

Asset Description

Overview and authentication:

●	According to PSA Card Facts, “This is the most important rookie card of, arguably, hockey’s most gifted player….This card, while tougher than its Topps counterpart, is not particularly difficult overall, but marginal centering and slight rough-cuts may prevent the card from reaching PSA Mint 9 or better status.”

●	Of the 2,275 submissions to BGS, 73 have received a grade of 9.5 with 13 receiving a 10.

●	PWCC has give the example being offered here their “Superior Eye-Appeal” designation stating that this example has eye appeal within the top 5% of all copies.

●	The most recent sale of a BGS 9.5 copy was for $11,910 on 6/30/21 via PWCC on eBay, this sale was of a card with a top 30% eye-appeal designation.

Notable Features: Mario Lemieux Rookie Card - PWCC Superior Eye Appeal

Notable Defects: There are none.

Depreciation The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #OPCLemiuex9.5 going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 38 of 114

Schedule XX to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 397

Series Designation of #49BOWMANJACKIEAUTO,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#49BOWMANJACKIEAUTO, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #49BOWMANJACKIEAUTO with effect from the effective date hereof and shall continue to act as the Managing Member of #49BOWMANJACKIEAUTO until dissolution of #49BOWMANJACKIEAUTO pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #49BOWMANJACKIEAUTO shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #49BOWMANJACKIEAUTO through that certain Consignment Agreement dated as of 1/6/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #49BOWMANJACKIEAUTO from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #49BOWMANJACKIEAUTO Interests the Company can issue may not exceed the purchase price, in the aggregate, of $100,000.

Number of #49BOWMANJACKIEAUTO Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #49BOWMANJACKIEAUTO Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #49BOWMANJACKIEAUTO sold at the Initial Offering of the #49BOWMANJACKIEAUTO Interests (excluding the #49BOWMANJACKIEAUTO Interests acquired by any Person other than Investor Members).

Other rights	Holders of #49BOWMANJACKIEAUTO Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #49BOWMANJACKIEAUTO Interests.

Officers	There shall initially be no specific officers associated with #49BOWMANJACKIEAUTO, although, the Managing Member may appoint Officers of #49BOWMANJACKIEAUTO from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 39 of 114

Schedule 1

DESCRIPTION OF SERIES #49BowmanJackieAuto

Investment Overview

●	Upon completion of the SERIES #49BowmanJackieAuto Offering, SERIES #49BowmanJackieAuto will purchase a 1949 Bowman Jackie Robinson PSA Authentic/DNA 8 Autograph (The “Underlying Asset” with respect to SERIES #49BowmanJackieAuto, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Jackie Robinson is not just a baseball hero, but an American hero.

●	As a pioneer who broke baseball’s color barrier in 1947, he raised hopes and opportunities for the second half of the 20th century.

●	Robinson was a central figure in the Brooklyn Dodgers’ National League Dynasty, playing in six World Series and taking the boroughs only title in 1955.

●	He finished his illustrious and historic career with the following accolades: 6x All Star, NL MVP, MLB Rookie of the Year, NL Batting Champion, and 2x NL Stolen Base Leader.

●	His jersey number 42 is retired by all MLB teams. In addition, Robinson was selected to the Baseball Hall of Fame and the Major League Baseball All-Century Team.

Asset Description

Overview and authentication:

●	This offering is an AUTOGRAPHED 1949 Bowman Jackie Robinson.

●	Of the 1,544 submissions to PSA of 1949 Bowman Jackie Robinson cards only EIGHT have been autographed.

●	The most recent sale of an autographed 1949 Bowman Jackie Robinson was for $72,191 on 5/8/21 via Heritage Auctions. This copy had a graded 9 autograph.

●	The exact card being offered here last publicly sold for $55,172.90 on 4/1/21 via Mile High Auctions.

Notable Features: Autographed Jackie Robinson Card

Notable Defects: There are none.

Depreciation The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #49BowmanJackieAuto going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 40 of 114

Schedule XXI to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 398

Series Designation of #OVECHKINTHECUPBGSGEMMINT9.5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#OVECHKINTHECUPBGSGEMMINT9.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #OVECHKINTHECUPBGSGEMMINT9.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #OVECHKINTHECUPBGSGEMMINT9.5 until dissolution of #OVECHKINTHECUPBGSGEMMINT9.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #OVECHKINTHECUPBGSGEMMINT9.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #OVECHKINTHECUPBGSGEMMINT9.5 through that certain Consignment Agreement dated as of 1/9/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #OVECHKINTHECUPBGSGEMMINT9.5 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #OVECHKINTHECUPBGSGEMMINT9.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $550,000.

Number of #OVECHKINTHECUPBGSGEMMINT9.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #OVECHKINTHECUPBGSGEMMINT9.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #OVECHKINTHECUPBGSGEMMINT9.5 sold at the Initial Offering of the #OVECHKINTHECUPBGSGEMMINT9.5 Interests (excluding the #OVECHKINTHECUPBGSGEMMINT9.5 Interests acquired by any Person other than Investor Members).

Other rights	Holders of #OVECHKINTHECUPBGSGEMMINT9.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #OVECHKINTHECUPBGSGEMMINT9.5 Interests.

Officers	There shall initially be no specific officers associated with #OVECHKINTHECUPBGSGEMMINT9.5, although, the Managing Member may appoint Officers of #OVECHKINTHECUPBGSGEMMINT9.5 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 41 of 114

Schedule 1

DESCRIPTION OF SERIES #OvechkinTheCupBGSGemMint9.5

Investment Overview

●	Upon completion of the SERIES #OvechkinTheCupBGSGemMint9.5 Offering, SERIES #OvechkinTheCupBGSGemMint9.5 will purchase a Alex Ovechkin 2005-06 Upper Deck The Cup #179 /99 BGS Gem Mint 9.5 (The “Underlying Asset” with respect to SERIES #OvechkinTheCupBGSGemMint9.5, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Often referred to as “Ovi” or “The Great Eight”, Alex Ovechkin is one of the most prolific goal scorers in the modern NHL and is widely considered one of the greatest to ever play the game.

●	As of January 2021, Ovechkin is a 8 time NHL All-Star, 9 time NHL scoring leader, 3 time NHL MVP and 2018 Stanley Cup Champion and was named one of the 100 Greatest NHL Players of all time in 2017.

●	Drafted 1st overall in the 2004 NHL Draft, Ovechkin missed the 2004-05 season due to the NHL Lockout, winning the Rookie of the Year award upon the resumption of play the following season.

●	As of January 2021, Ovechkin is just the 8th player in NHL History to have reached the 700 career goals milestone. Only Wayne Gretzky achieved the 700 goal milestone faster and at a younger age.

Asset Description

Overview and authentication:

●	Considered arguably Ovechkin’s most desirable rookie card on the planet.

●	Numbered to just 99, this card is 03/99.

●	Containing an incredibly rare 4-color jersey patch.

●	The card is signed by Ovechkin.

●	Graded a BGS Gem Mint 9.5, with the following subgrades Centering 10, Corners 9, Edges 9.5, Surface 10, Autograph 10.

●	Ovechkin collectibles, in particular his cards, are skyrocketing in popularity and prices as he chases Wayne Gretzky’s NHL all-time goal scoring record.

Notable Features: Featuring an incredibly rare 4-color jersey patch and a signature from Ovechkin.

Notable Defects: There are none.

Depreciation The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #OvechkinTheCupBGSGemMint9.5 going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 42 of 114

Schedule XXII to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 399

Series Designation of #MICHAELJORDANPORTFOLIO,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MICHAELJORDANPORTFOLIO, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MICHAELJORDANPORTFOLIO with effect from the effective date hereof and shall continue to act as the Managing Member of #MICHAELJORDANPORTFOLIO until dissolution of #MICHAELJORDANPORTFOLIO pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #MICHAELJORDANPORTFOLIO shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MICHAELJORDANPORTFOLIO through that certain Consignment Agreement dated as of 1/9/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MICHAELJORDANPORTFOLIO from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #MICHAELJORDANPORTFOLIO Interests the Company can issue may not exceed the purchase price, in the aggregate, of $1,250,000.

Number of #MICHAELJORDANPORTFOLIO Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MICHAELJORDANPORTFOLIO Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MICHAELJORDANPORTFOLIO sold at the Initial Offering of the #MICHAELJORDANPORTFOLIO Interests (excluding the #MICHAELJORDANPORTFOLIO Interests acquired by any Person other than Investor Members).

Other rights	Holders of #MICHAELJORDANPORTFOLIO Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MICHAELJORDANPORTFOLIO Interests.

Officers	There shall initially be no specific officers associated with #MICHAELJORDANPORTFOLIO, although, the Managing Member may appoint Officers of #MICHAELJORDANPORTFOLIO from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 43 of 114

Schedule 1

DESCRIPTION OF SERIES #MichaelJordanPortfolio

Investment Overview

●	Upon completion of the SERIES #MichaelJordanPortfolio Offering, SERIES #MichaelJordanPortfolio will purchase a Curated Portfolio of Michael Jordan cards (The “Underlying Asset” with respect to SERIES #MichaelJordanPortfolio, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Often referred to as “MJ”, “His Airness” or “Air Jordan”, Michael Jordan is almost universally considered the greatest to ever play the game and one of the most culturally relevant athletes in the entire world.

●	Drafted 3rd overall in the 1984 NBA Draft after Hakeem Olajuwon and Sam Bowie, Michael Jordan played 15 seasons in the NBA, winning 6 NBA Titles with the Chicago Bulls.

●	He was also a 5 time NBA MVP, 10 time NBA scoring leader, 14 time NBA All-Star, 1984 NBA Rookie of the Year and 2 time Olympic Gold Medalist. He was inducted into the Basketball Hall of Fame in 2009 and received the Presidential Medal of Freedom in 2016, the highest civilian award.

●	From his Air Jordan brand with Nike to his appearances in film and television Jordan’s cultural significance and relevance cannot be overstated, making him one of the most recognizable and popular figures in the world.

Asset Description

Overview and authentication:

●	This portfolio of assets consists of a curated assortment of rare and valuable Michael Jordan sports cards.

●	The portfolio is designed to offer broad based, diversified exposure to the overall performance of Michael Jordan sports cards over time.

●	Each card within the basket will be graded and authenticated by one of the three major grading companies: PSA, BGS and SGC.

●	Each card within the portfolio will be selected based on rarity, condition, cultural and historical significance, and effect of inclusion on the overall portfolio composition.

Notable Features: Featuring a curated assortment of rare and valuable Michael Jordan cards, the portfolio is designed to offer broad based, diversified exposure to the overall performance of Michael Jordan sports cards over time.

Notable Defects: There are none.

Depreciation: The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MichaelJordanPortfolio going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 44 of 114

Schedule XXIII to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 400

Series Designation of #STEPHENCURRYPORTFOLIO,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#STEPHENCURRYPORTFOLIO, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #STEPHENCURRYPORTFOLIO with effect from the effective date hereof and shall continue to act as the Managing Member of #STEPHENCURRYPORTFOLIO until dissolution of #STEPHENCURRYPORTFOLIO pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #STEPHENCURRYPORTFOLIO shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #STEPHENCURRYPORTFOLIO through that certain Consignment Agreement dated as of 1/9/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #STEPHENCURRYPORTFOLIO from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #STEPHENCURRYPORTFOLIO Interests the Company can issue may not exceed the purchase price, in the aggregate, of $1,250,000.

Number of #STEPHENCURRYPORTFOLIO Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #STEPHENCURRYPORTFOLIO Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #STEPHENCURRYPORTFOLIO sold at the Initial Offering of the #STEPHENCURRYPORTFOLIO Interests (excluding the #STEPHENCURRYPORTFOLIO Interests acquired by any Person other than Investor Members).

Other rights	Holders of #STEPHENCURRYPORTFOLIO Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #STEPHENCURRYPORTFOLIO Interests.

Officers	There shall initially be no specific officers associated with #STEPHENCURRYPORTFOLIO, although, the Managing Member may appoint Officers of #STEPHENCURRYPORTFOLIO from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 45 of 114

Schedule 1

DESCRIPTION OF SERIES # StephenCurryPortfolio

Investment Overview

●	Upon completion of the SERIES #StephenCurryPortfolio Offering, SERIES #StephenCurryPortfolio will purchase a Curated Portfolio of Stephen Curry cards (The “Underlying Asset” with respect to SERIES #StephenCurryPortfolio, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Many analysts consider Curry to be the greatest shooter in NBA history and he is credited with revolutionizing the way modern basketball is played. He has been referred to as the “Michael Jordan of the three-point era,” pointing out that he did for the three-point shot what Jordan did for the dunk.

●	As of January 2021 Curry has been named a 6 time NBA All-Star, 2 time NBA MVP and has won 3 NBA Championships with the Warriors. His 2015-16 NBA MVP Award was the first time in the history of the award that there had been a unanimous vote.

●	CBS Sports ranked Curry #19 in their list of the 50 Greatest NBA Players of All Time and Sports Illustrated ranked him #3 behind Kevin Durant and LeBron James on their Top 100 NBA Players of 2019 list.

Asset Description

Overview and authentication:

●	This portfolio of assets consists of a curated assortment of rare and valuable Stephen Curry sports cards.

●	The portfolio is designed to offer broad based, diversified exposure to the overall performance of Stephen Curry sports cards over time.

●	Each card within the basket will be graded and authenticated by one of the three major grading companies: PSA, BGS and SGC.

●	Each card within the portfolio will be selected based on rarity, condition, cultural and historical significance, and effect of inclusion on the overall portfolio composition.

Notable Features: Featuring a curated assortment of rare and valuable Stephen Curry cards, the portfolio is designed to offer broad based, diversified exposure to the overall performance of Stephen Curry sports cards over time.

Notable Defects: There are none.

Depreciation: The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #StephenCurryPortfolio going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 46 of 114

Schedule XXIV to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 401

Series Designation of #GEORGEVEZINA1911C55PSA7,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#GEORGEVEZINA1911C55PSA7, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #GEORGEVEZINA1911C55PSA7 with effect from the effective date hereof and shall continue to act as the Managing Member of #GEORGEVEZINA1911C55PSA7 until dissolution of #GEORGEVEZINA1911C55PSA7 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #GEORGEVEZINA1911C55PSA7 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #GEORGEVEZINA1911C55PSA7 through that certain Consignment Agreement dated as of 1/1/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #GEORGEVEZINA1911C55PSA7 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #GEORGEVEZINA1911C55PSA7 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $150,000.

Number of #GEORGEVEZINA1911C55PSA7 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #GEORGEVEZINA1911C55PSA7 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #GEORGEVEZINA1911C55PSA7 sold at the Initial Offering of the #GEORGEVEZINA1911C55PSA7 Interests (excluding the #GEORGEVEZINA1911C55PSA7 Interests acquired by any Person other than Investor Members).

Other rights	Holders of #GEORGEVEZINA1911C55PSA7 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #GEORGEVEZINA1911C55PSA7 Interests.

Officers	There shall initially be no specific officers associated with #GEORGEVEZINA1911C55PSA7, although, the Managing Member may appoint Officers of #GEORGEVEZINA1911C55PSA7 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 47 of 114

Schedule 1

DESCRIPTION OF SERIES #GeorgeVezina1911C55PSA7

Investment Overview

●	Upon completion of the SERIES #GeorgeVezina1911C55PSA7 Offering, SERIES #GeorgeVezina1911C55PSA7 will purchase a George Vezina 1911 C55 PSA 7 (The “Underlying Asset” with respect to SERIES #GeorgeVezina1911C55PSA7, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Georges Vezina, nicknamed “Chicoutimi Cucumber”, was a Canadian goaltender who played seven seasons in the National Hockey Association and nine in the National Hockey League, all with the Montreal Canadiens.

●	After being signed by the Canadiens in 1910, Vézina played in 327 consecutive regular season games and 39 playoff games.

●	When the Hockey Hall of Fame opened in 1945, Vézina was one of the original nine inductees, and in 2017 the NHL included him on their list of the 100 greatest players in league history.

●	Vézina allowed the fewest goals in the league seven times in his career: four times in the NHA and three times in the NHL. In 1918, Vézina became the first NHL goaltender to both record a shutout and earn an assist on a goal.

●	At the start of the 1926–27 NHL season, the Canadiens donated the Vezina Trophy to the NHL as an award to the goaltender who allowed the fewest goals during the season.

●	Since 1981, the Vezina Trophy has been given to the most outstanding goaltender as determined by a vote of NHL general managers.

Asset Description

Overview and authentication:

●	This offering contains a George Vezina rookie card from the 1911 C55 Set in a grade of PSA 7.

●	Out of 171 total submissions to PSA, NINE have received a grade of 7 with only 1 graded higher.

●	According to VCP pricing guide the last public sale of a PSA 7 was for $62,730 on 5/23/21 via Goldin Auctions

●	PSA Card Facts states, “this is the only recognized rookie card of the man whose name is synonymous with goal-tending excellence. Georges Vezina is to hockey goalies what Cy Young is to baseball pitchers when it comes to personal achievement.”

●	They go on to say, “This unattributed Canadian tobacco issue, thought to have been released by Imperial Tobacco, remains a key segment of any advanced vintage hockey collection.”

Notable Features: George Vezina PSA 7 Rookie Card

Notable Defects: There are none.

Depreciation The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #GeorgeVezina1911C55PSA7 going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 48 of 114

Schedule XXV to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 402

Series Designation of #MARVELPMGBLUESET,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MARVELPMGBLUESET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MARVELPMGBLUESET with effect from the effective date hereof and shall continue to act as the Managing Member of #MARVELPMGBLUESET until dissolution of #MARVELPMGBLUESET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #MARVELPMGBLUESET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MARVELPMGBLUESET through that certain Consignment Agreement dated as of 1/9/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MARVELPMGBLUESET from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #MARVELPMGBLUESET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $400,000.

Number of #MARVELPMGBLUESET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MARVELPMGBLUESET Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MARVELPMGBLUESET sold at the Initial Offering of the #MARVELPMGBLUESET Interests (excluding the #MARVELPMGBLUESET Interests acquired by any Person other than Investor Members).

Other rights	Holders of #MARVELPMGBLUESET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MARVELPMGBLUESET Interests.

Officers	There shall initially be no specific officers associated with #MARVELPMGBLUESET, although, the Managing Member may appoint Officers of #MARVELPMGBLUESET from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 49 of 114

Schedule 1

DESCRIPTION OF SERIES #MarvelPMGBlueSet

Investment Overview

●	Upon completion of the SERIES #MarvelPMGBlueSet Offering, SERIES #MarvelPMGBlueSet will purchase a Complete set of 2015 Fleer Marvel Retro Precious Metal Gems Blue / 50 (The “Underlying Asset” with respect to SERIES #MarvelPMGBlueSet, as applicable), the specifications of which are set forth below.

Overview:

●	Marvel films have been in production since 2007, and in that time Marvel Studios has produced and released 27 films, with at least 12 more in various stages of development.

●	Marvel is the highest-grossing film franchise of all time, having grossed over $25.3 billion at the global box office.

●	The audience for Marvel collectibles is vast and global.

●	2015 Fleer Retro Marvel trading cards take things back to the 1990s. Similar to the 2013 set under the same banner, the release focuses extensively on designs from the past.

●	Upper Deck has utilized the Fleer brand and its corresponding set names with great success in the sports card market. In an attempt to capitalize on the popularity of such iconic insert sets as Jambalya, Precious Metal Gems, Flair and Metal, Upper Deck has used these themes in a unique fashion by bringing them to the Marvel Comic Universe in Fleer Retro.

Asset Description

Overview and authentication:

●	Complete set of 2015 Fleer Marvel Retro Precious Metal Gems Blue

●	Numbered to /50

●	Contains 42 cards

●	All PSA graded

●	Precious Metal Gems are considered some of the top inserts to debut in the late 1990s. They made the jump over to comic trading cards with 2013 Fleer Retro Marvel and were one of the most popular parts of the release.

●	Recently, a Spider Man 2013 Fleer Retro Marvel Precious Metal Gems Blue broke the record for the most expensive Marvel card ever, selling for $132,000.

Notable Features:

●	PMG Blues contain blue foil backdrops

Notable Defects: There are none.

Depreciation The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MarvelPMGBlueSet going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 50 of 114

Schedule XXVI to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 403

Series Designation of #MARVELPMGREDSET,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MARVELPMGREDSET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MARVELPMGREDSET with effect from the effective date hereof and shall continue to act as the Managing Member of #MARVELPMGREDSET until dissolution of #MARVELPMGREDSET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #MARVELPMGREDSET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MARVELPMGREDSET through that certain Consignment Agreement dated as of 1/9/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MARVELPMGREDSET from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #MARVELPMGREDSET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $200,000.

Number of #MARVELPMGREDSET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MARVELPMGREDSET Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MARVELPMGREDSET sold at the Initial Offering of the #MARVELPMGREDSET Interests (excluding the #MARVELPMGREDSET Interests acquired by any Person other than Investor Members).

Other rights	Holders of #MARVELPMGREDSET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MARVELPMGREDSET Interests.

Officers	There shall initially be no specific officers associated with #MARVELPMGREDSET, although, the Managing Member may appoint Officers of #MARVELPMGREDSET from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 51 of 114

Schedule 1

DESCRIPTION OF SERIES #MarvelPMGRedSet

Investment Overview

●	Upon completion of the SERIES #MarvelPMGRedSet Offering, SERIES #MarvelPMGRedSet will purchase a Complete set of 2015 Fleer Marvel Retro Precious Metal Gems Red / 100 (The “Underlying Asset” with respect to SERIES #MarvelPMGRedSet, as applicable), the specifications of which are set forth below.

Overview:

●	Marvel films have been in production since 2007, and in that time Marvel Studios has produced and released 27 films, with at least 12 more in various stages of development.

●	Marvel is the highest-grossing film franchise of all time, having grossed over $25.3 billion at the global box office.

●	The audience for Marvel collectibles is vast and global.

●	2015 Fleer Retro Marvel trading cards take things back to the 1990s. Similar to the 2013 set under the same banner, the release focuses extensively on designs from the past.

●	Upper Deck has utilized the Fleer brand and its corresponding set names with great success in the sports card market. In an attempt to capitalize on the popularity of such iconic insert sets as Jambalya, Precious Metal Gems, Flair and Metal, Upper Deck has used these themes in a unique fashion by bringing them to the Marvel Comic Universe in Fleer Retro.

Asset Description

Overview and authentication:

●	Complete set of 2015 Fleer Marvel Retro Precious Metal Gems Red

●	Numbered to /100

●	Contains 42 cards

●	All PSA graded

●	Precious Metal Gems are considered some of the top inserts to debut in the late 1990s. They made the jump over to comic trading cards with 2013 Fleer Retro Marvel and were one of the most popular parts of the release.

●	Recently, a Spider Man 2013 Fleer Retro Marvel Precious Metal Gems Blue broke the record for the most expensive Marvel card ever, selling for $132,000.

Notable Features: PMG Reds contain red foil backdrops

Notable Defects: There are none.

Depreciation: The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MarvelPMGRedSet going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 52 of 114

Schedule XXVII to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 404

Series Designation of #MARVELPMGBRONZESET,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MARVELPMGBRONZESET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MARVELPMGBRONZESET with effect from the effective date hereof and shall continue to act as the Managing Member of #MARVELPMGBRONZESET until dissolution of #MARVELPMGBRONZESET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #MARVELPMGBRONZESET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MARVELPMGBRONZESET through that certain Consignment Agreement dated as of 1/9/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MARVELPMGBRONZESET from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #MARVELPMGBRONZESET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $60,000.

Number of #MARVELPMGBRONZESET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MARVELPMGBRONZESET Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MARVELPMGBRONZESET sold at the Initial Offering of the #MARVELPMGBRONZESET Interests (excluding the #MARVELPMGBRONZESET Interests acquired by any Person other than Investor Members).

Other rights	Holders of #MARVELPMGBRONZESET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MARVELPMGBRONZESET Interests.

Officers	There shall initially be no specific officers associated with #MARVELPMGBRONZESET, although, the Managing Member may appoint Officers of #MARVELPMGBRONZESET from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 53 of 114

Schedule 1

DESCRIPTION OF SERIES #MarvelPMGBronzeSet

Investment Overview

●	Upon completion of the SERIES #MarvelPMGBronzeSet Offering, SERIES #MarvelPMGBronzeSet will purchase a Complete set of 2017 Fleer Marvel Retro Precious Metal Gems Bronze / 199 (The “Underlying Asset” with respect to SERIES #MarvelPMGBronzeSet, as applicable), the specifications of which are set forth below.

Overview:

●	Marvel films have been in production since 2007, and in that time Marvel Studios has produced and released 27 films, with at least 12 more in various stages of development.

●	Marvel is the highest-grossing film franchise of all time, having grossed over $25.3 billion at the global box office.

●	The audience for Marvel collectibles is vast and global.

●	2015 Fleer Retro Marvel trading cards take things back to the 1990s. Similar to the 2013 set under the same banner, the release focuses extensively on designs from the past.

●	Upper Deck has utilized the Fleer brand and its corresponding set names with great success in the sports card market. In an attempt to capitalize on the popularity of such iconic insert sets as Jambalya, Precious Metal Gems, Flair and Metal, Upper Deck has used these themes in a unique fashion by bringing them to the Marvel Comic Universe in Fleer Retro.

Asset Description

Overview and authentication:

●	Complete set of 2017 Fleer Marvel Retro Precious Metal Gems Bronze

●	Numbered to /199

●	Contains 50 cards

●	All PSA graded

●	Precious Metal Gems are considered some of the top inserts to debut in the late 1990s. They made the jump over to comic trading cards with 2013 Fleer Retro Marvel and were one of the most popular parts of the release.

●	Recently, a Spider Man 2013 Fleer Retro Marvel Precious Metal Gems Blue broke the record for the most expensive Marvel card ever, selling for $132,000.

Notable Features:

●	PMG Bronze contain bronze foil backdrops

Notable Defects: There are none.

Depreciation The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MarvelPMGBronzeSet going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 54 of 114

Schedule XXVIII to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 405

Series Designation of #MARVELPMGGREENSET,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MARVELPMGGREENSET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MARVELPMGGREENSET with effect from the effective date hereof and shall continue to act as the Managing Member of #MARVELPMGGREENSET until dissolution of #MARVELPMGGREENSET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #MARVELPMGGREENSET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MARVELPMGGREENSET through that certain Consignment Agreement dated as of 1/9/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MARVELPMGGREENSET from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #MARVELPMGGREENSET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $1,700,000.

Number of #MARVELPMGGREENSET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MARVELPMGGREENSET Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MARVELPMGGREENSET sold at the Initial Offering of the #MARVELPMGGREENSET Interests (excluding the #MARVELPMGGREENSET Interests acquired by any Person other than Investor Members).

Other rights	Holders of #MARVELPMGGREENSET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MARVELPMGGREENSET Interests.

Officers	There shall initially be no specific officers associated with #MARVELPMGGREENSET, although, the Managing Member may appoint Officers of #MARVELPMGGREENSET from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 55 of 114

Schedule 1

DESCRIPTION OF SERIES #MarvelPMGGreenSet

Investment Overview

●	Upon completion of the SERIES #MarvelPMGGreenSet Offering, SERIES #MarvelPMGGreenSet will purchase a Complete set of 2015 Fleer Marvel Retro Precious Metal Gems Green / 10 (The “Underlying Asset” with respect to SERIES #MarvelPMGGreenSet, as applicable), the specifications of which are set forth below.

Overview:

●	Marvel films have been in production since 2007, and in that time Marvel Studios has produced and released 27 films, with at least 12 more in various stages of development.

●	Marvel is the highest-grossing film franchise of all time, having grossed over $25.3 billion at the global box office.

●	The audience for Marvel collectibles is vast and global.

●	2015 Fleer Retro Marvel trading cards take things back to the 1990s. Similar to the 2013 set under the same banner, the release focuses extensively on designs from the past.

●	Upper Deck has utilized the Fleer brand and its corresponding set names with great success in the sports card market. In an attempt to capitalize on the popularity of such iconic insert sets as Jambalya, Precious Metal Gems, Flair and Metal, Upper Deck has used these themes in a unique fashion by bringing them to the Marvel Comic Universe in Fleer Retro.

Asset Description

Overview and authentication:

●	Complete set of 2015 Fleer Marvel Retro Precious Metal Gems Green

●	Numbered to /10

●	Contains 42 cards

●	All PSA graded

●	Precious Metal Gems are considered some of the top inserts to debut in the late 1990s. They made the jump over to comic trading cards with 2013 Fleer Retro Marvel and were one of the most popular parts of the release.

●	Recently, a Spider Man 2013 Fleer Retro Marvel Precious Metal Gems Blue broke the record for the most expensive Marvel card ever, selling for $132,000.

Notable Features: PMG Greens contain green foil backdrops

Notable Defects: There are none.

Depreciation: The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MarvelPMGGreenSet going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 56 of 114

Schedule XXIX to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 406

Series Designation of #LUKAGOLDSELECT,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LUKAGOLDSELECT, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LUKAGOLDSELECT with effect from the effective date hereof and shall continue to act as the Managing Member of #LUKAGOLDSELECT until dissolution of #LUKAGOLDSELECT pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #LUKAGOLDSELECT shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LUKAGOLDSELECT through that certain Consignment Agreement dated as of 1/19/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LUKAGOLDSELECT from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #LUKAGOLDSELECT Interests the Company can issue may not exceed the purchase price, in the aggregate, of $150,000.

Number of #LUKAGOLDSELECT Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LUKAGOLDSELECT Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LUKAGOLDSELECT sold at the Initial Offering of the #LUKAGOLDSELECT Interests (excluding the #LUKAGOLDSELECT Interests acquired by any Person other than Investor Members).

Other rights	Holders of #LUKAGOLDSELECT Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LUKAGOLDSELECT Interests.

Officers	There shall initially be no specific officers associated with #LUKAGOLDSELECT, although, the Managing Member may appoint Officers of #LUKAGOLDSELECT from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 57 of 114

Schedule 1

DESCRIPTION OF SERIES #LukaGoldSelect

Investment Overview

●	Upon completion of the SERIES #LukaGoldSelect Offering, SERIES #LukaGoldSelect will purchase a 2018 Panini Select Luka Doncic Gold Refractor PSA 10 (The “Underlying Asset” with respect to SERIES #LukaGoldSelect, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Leading a Dallas Mavericks team that might not be far away from owning the Western Conference for years to come, Luka Doncic is a basketball outlier, a point guard whose skill-set is so individualistic that it’s virtually impossible to find a direct NBA comp.

●	In 2015, the then-16-year-old Slovenian native debuted with Real Madrid, holding his own against players twice his age. He won the Euro League MVP in 2018, and was named to their All-Decade team.

●	Luka came into the NBA with huge expectations, which he somehow exceeded, winning the 2019 Rookie of the Year, and landing a spot on the 2020 All-NBA Team alongside vets Giannis Antetokounmpo, LeBron James, Anthony Davis, and James Harden.

●	San Antonio Spurs coach Gregg Popovich compared Doncic to Magic Johnson, saying, “He sees the floor that way.” Luka’s Mavericks coach Rick Carlisle went further, gushing, “He’s a savant type of guy” along the lines of Larry Bird.

●	Doncic’s nightly averages -- 24.7 points, 8.5 rebounds, 7.3 assists -- have fans believing he could join Oscar Robertson and Russell Westbrook as the rare player who averaged a season-long triple-double.

Asset Description

Overview and authentication:

●	Numbered to only 10, this Gold Refractor Luka Doncic rookie card is undoubtedly one of the most sought after examples for the young superstar.

●	Graded PSA 10, this card stands alone as the highest graded Gold Refractor on the entire Population report as a POP 1.

●	Recently, Gold Refractors /10 have become among the most sought after sets across all products.

●	Panini Prizm is another sought after rookie product for Luka Doncic. PSA 10 copies of his Gold Refractor Prizm rookie card have sold for $780,000 and $645,750 with Goldin Auctions recently.

●	A LeBron James Gold Prizm sold for $571,200 and a Giannis Antetokuonmpo Gold Prizm sold for $510,000 also with Goldin Auctions.

Notable Features: Gold Refractor #3/10

Notable Defects: There are none.

Depreciation: The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LukaGoldSelect going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 58 of 114

Schedule XXX to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 407

Series Designation of #CURRYGOLDTOPPSPSA10,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#CURRYGOLDTOPPSPSA10, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #CURRYGOLDTOPPSPSA10 with effect from the effective date hereof and shall continue to act as the Managing Member of #CURRYGOLDTOPPSPSA10 until dissolution of #CURRYGOLDTOPPSPSA10 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #CURRYGOLDTOPPSPSA10 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #CURRYGOLDTOPPSPSA10 through that certain Consignment Agreement dated as of 1/9/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #CURRYGOLDTOPPSPSA10 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #CURRYGOLDTOPPSPSA10 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $100,000.

Number of #CURRYGOLDTOPPSPSA10 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #CURRYGOLDTOPPSPSA10 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #CURRYGOLDTOPPSPSA10 sold at the Initial Offering of the #CURRYGOLDTOPPSPSA10 Interests (excluding the #CURRYGOLDTOPPSPSA10 Interests acquired by any Person other than Investor Members).

Other rights	Holders of #CURRYGOLDTOPPSPSA10 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #CURRYGOLDTOPPSPSA10 Interests.

Officers	There shall initially be no specific officers associated with #CURRYGOLDTOPPSPSA10, although, the Managing Member may appoint Officers of #CURRYGOLDTOPPSPSA10 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 59 of 114

Schedule 1

DESCRIPTION OF SERIES #CurryGoldToppsPSA10

Investment Overview

●	Upon completion of the SERIES #CurryGoldToppsPSA10 Offering, SERIES #CurryGoldToppsPSA10 will purchase a Stephen Curry 2009 Topps Gold Refractor PSA 10 (The “Underlying Asset” with respect to SERIES #CurryGoldToppsPSA10, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Many analysts consider Curry to be the greatest shooter in NBA history and he is credited with revolutionizing the way modern basketball is played. He has been referred to as the “Michael Jordan of the three-point era,” pointing out that he did for the three-point shot what Jordan did for the dunk.

●	As of January 2021 Curry has been named a 6 time NBA All-Star, 2 time NBA MVP and has won 3 NBA Championships with the Warriors. His 2015-16 NBA MVP Award was the first time in the history of the award that there had been a unanimous vote.

●	CBS Sports ranked Curry #19 in their list of the 50 Greatest NBA Players of All Time and Sports Illustrated ranked him #3 behind Kevin Durant and LeBron James on their Top 100 NBA Players of 2019 list.

Asset Description

Overview and authentication:

●	This offering contains a PSA 10 graded 2009 Topps Chrome Gold Refractor of Stephen Curry.

●	Out of 297 submissions to PSA, TWENTY have received a grade of 10.

●	PWCC states, “(This is) one of Curry’s most condition sensitive Topps rookie parallels encased in a PSA 10 holder. The ‘09 Topps Gold set is typically plagued by a slew of condition issues and is limited to only 2009 manufactured”

●	“if you are searching for a popular and rare card of one of the greatest athletes of all-time, you may want to consider (this card)”

●	This card most recently sold for $78,000 via PWCC’s December 2021 premier auction.

Notable Features: Gold Refractor

Notable Defects: There are none.

Depreciation: The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #CurryGoldToppsPSA10 going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 60 of 114

Schedule XXXI to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 408

Series Designation of #1986FLEERBASKETBALLCOMPLETEPSA10,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#1986FLEERBASKETBALLCOMPLETEPSA10, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #1986FLEERBASKETBALLCOMPLETEPSA10 with effect from the effective date hereof and shall continue to act as the Managing Member of #1986FLEERBASKETBALLCOMPLETEPSA10 until dissolution of #1986FLEERBASKETBALLCOMPLETEPSA10 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #1986FLEERBASKETBALLCOMPLETEPSA10 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #1986FLEERBASKETBALLCOMPLETEPSA10 through two Consignment Agreements, one dated 12/27/2021 and the second dated 12/28/2021, as each of them may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #1986FLEERBASKETBALLCOMPLETEPSA10 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #1986FLEERBASKETBALLCOMPLETEPSA10 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $1,750,000.

Number of #1986FLEERBASKETBALLCOMPLETEPSA10 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #1986FLEERBASKETBALLCOMPLETEPSA10 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #1986FLEERBASKETBALLCOMPLETEPSA10 sold at the Initial Offering of the #1986FLEERBASKETBALLCOMPLETEPSA10 Interests (excluding the #1986FLEERBASKETBALLCOMPLETEPSA10 Interests acquired by any Person other than Investor Members).

Other rights	Holders of #1986FLEERBASKETBALLCOMPLETEPSA10 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #1986FLEERBASKETBALLCOMPLETEPSA10 Interests.

Officers	There shall initially be no specific officers associated with #1986FLEERBASKETBALLCOMPLETEPSA10, although, the Managing Member may appoint Officers of #1986FLEERBASKETBALLCOMPLETEPSA10 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 61 of 114

Schedule 1

DESCRIPTION OF SERIES #1986FleerBasketballCompletePSA10

Investment Overview

●	Upon completion of the SERIES #1986FleerBasketballCompletePSA10 Offering, SERIES #1986FleerBasketballCompletePSA10 will purchase a 1986 Fleer Complete Set (including stickers) PSA 10’s (comprised of the Complete Set (minus the Michael Jordan card) and, from another consignor, the Michael Jordan card, which completes the set) (The “Underlying Asset” with respect to SERIES #1986FleerBasketballCompletePSA10, as applicable), the specifications of which are set forth below.

Asset Description

Overview and authentication:

●	This offering contains a complete set of 1986 Fleer Basketball cards, including stickers, in grades of PSA 10.

●	PSA Card Facts writes, “The hardcourt set is anchored by depictions of Larry Bird, Magic Johnson, joined by most of their greatest contemporaries including Kareem Abdul-Jabbar, Julius Erving, Moses Malone and Isiah Thomas.”

●	PSA also states, “Rookie cards include those of Michael Jordan (#57), plus future Hall of Famers Charles Barkley, Clyde Drexler, Patrick Ewing, Karl Malone, Hakeem Olajuwon and Dominique Wilkins.”

Notable Features: Basket of a PSA 10 Rookie Card as well as a Game Worn Jersey

Notable Defects: There are none.

Depreciation The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #1986FleerBasketballCompletePSA10 going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 62 of 114

Schedule XXXII to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 409

Series Designation of #LEBRONJAMESCAVS2016JERSEY,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LEBRONJAMESCAVS2016JERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LEBRONJAMESCAVS2016JERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #LEBRONJAMESCAVS2016JERSEY until dissolution of #LEBRONJAMESCAVS2016JERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #LEBRONJAMESCAVS2016JERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LEBRONJAMESCAVS2016JERSEY through that certain Consignment Agreement dated as of 1/17/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LEBRONJAMESCAVS2016JERSEY from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #LEBRONJAMESCAVS2016JERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $125,000.

Number of #LEBRONJAMESCAVS2016JERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LEBRONJAMESCAVS2016JERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LEBRONJAMESCAVS2016JERSEY sold at the Initial Offering of the #LEBRONJAMESCAVS2016JERSEY Interests (excluding the #LEBRONJAMESCAVS2016JERSEY Interests acquired by any Person other than Investor Members).

Other rights	Holders of #LEBRONJAMESCAVS2016JERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LEBRONJAMESCAVS2016JERSEY Interests.

Officers	There shall initially be no specific officers associated with #LEBRONJAMESCAVS2016JERSEY, although, the Managing Member may appoint Officers of #LEBRONJAMESCAVS2016JERSEY from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 63 of 114

Schedule 1

DESCRIPTION OF SERIES #LeBronJamesCavs2016Jersey

Investment Overview

●	Upon completion of the SERIES #LeBronJamesCavs2016Jersey Offering, SERIES #LeBronJamesCavs2016Jersey will purchase a LeBron James 2016 Cleveland Cavaliers Game Used Home Jersey - Photomatched and Graded 10 (The “Underlying Asset” with respect to SERIES #LeBronJamesCavs2016Jersey, as applicable), the specifications of which are set forth below.

Overview:

●	Frequently discussed as one of the greatest basketball players of all time, LeBron James is certainly one of America’s most influential and popular athletes of his generation.

●	James has won three NBA Championships, three NBA Finals MVP Awards, and four NBA’s Most Valuable Player Awards.

●	James is the three-time AP Athlete of the Year and two-time Sports Illustrated Sportsperson of the Year.

●	After winning two championships with the Miami Heat, LeBron triumphantly returned to the Cavaliers and brought the city of Cleveland its first major professional sports championship since 1964, and the first ever championship won by the Cleveland Cavaliers franchise.

Asset Description

Overview and authentication:

●	LeBron James Cleveland Cavaliers Game Used Home Jersey

●	Photomatched by Resolution Photomatching to December 13, 2016 vs the Memphis Grizzlies. Also accompanied by an NBA LOA and a Photo-Match.com LOA, grading it a perfect 10.

●	While wearing this jersey, LeBron recorded 23 points, 8 assists, 6 rebounds, and 3 steals.

●	The jersey last sold at Grey Flannel Auction for $77,305. Since then, it has been photomatched by Resolution Photomatching.

●	The player #23 appears on both the front and on the back in wine mesh with a wine-stitched border on white tackle twill.

●	Across the back reads the player name, “JAMES” in wine tackle twill sewn directly onto the white mesh jersey.

Notable Features:

●	Across the back reads the player name, “JAMES” in wine tackle twill sewn directly onto the white mesh jersey.

Notable Defects: There are none.

Depreciation The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LeBronJamesCavs2016Jersey going forward

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 64 of 114

Schedule XXXIII to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 410

Series Designation of #CASSIUSCLAYSONYLISTONUPITYPE1,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#CASSIUSCLAYSONYLISTONUPITYPE1, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #CASSIUSCLAYSONYLISTONUPITYPE1 with effect from the effective date hereof and shall continue to act as the Managing Member of #CASSIUSCLAYSONYLISTONUPITYPE1 until dissolution of #CASSIUSCLAYSONYLISTONUPITYPE1 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #CASSIUSCLAYSONYLISTONUPITYPE1 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #CASSIUSCLAYSONYLISTONUPITYPE1 through that certain Consignment Agreement dated as of 1/9/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #CASSIUSCLAYSONYLISTONUPITYPE1 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #CASSIUSCLAYSONYLISTONUPITYPE1 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $30,000.

Number of #CASSIUSCLAYSONYLISTONUPITYPE1 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #CASSIUSCLAYSONYLISTONUPITYPE1 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #CASSIUSCLAYSONYLISTONUPITYPE1 sold at the Initial Offering of the #CASSIUSCLAYSONYLISTONUPITYPE1 Interests (excluding the #CASSIUSCLAYSONYLISTONUPITYPE1 Interests acquired by any Person other than Investor Members).

Other rights	Holders of #CASSIUSCLAYSONYLISTONUPITYPE1 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #CASSIUSCLAYSONYLISTONUPITYPE1 Interests.

Officers	There shall initially be no specific officers associated with #CASSIUSCLAYSONYLISTONUPITYPE1, although, the Managing Member may appoint Officers of #CASSIUSCLAYSONYLISTONUPITYPE1 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 65 of 114

Schedule 1

DESCRIPTION OF SERIES #CassiusClaySonyListonUPIType1

Investment Overview

●	Upon completion of the SERIES #CassiusClaySonyListonUPIType1 Offering, SERIES #CassiusClaySonyListonUPIType1 will purchase a Original Type 1 News Service Photogram - Cassius Clay/Sonny Liston (The “Underlying Asset” with respect to SERIES #CassiusClaySonyListonUPIType1, as applicable), the specifications of which are set forth below.

Overview:

●	Muhammad Ali is recognized as not only one of the greatest boxers of all time, but also one of the greatest athletes of all time. His illustrious career spanned from 1960 to 1981 during which he achieved a record of 56 wins (37 by Knockout) and 5 losses. He was born Cassius Clay, Jr. in 1942, but later changed his name to Muhammad Ali in 1964 after joining the nation of Islam.

●	Muhammad Ali first became an American sports icon after winning the gold medal at the 1960 Olympics in Rome. However, he later threw the medal into the Ohio river after he was enraged by a restaurant owner who refused to serve him because of the color of his skin. Ali was later presented with a replacement medal in 1996 at the Atlanta Olympics, but the value of the new medal could not compare to that of the original 1960 medal that resides at the bottom of a river. Any item relating Muhammad Ali (Cassius Clay) to the 1960 Olympics is very valuable and highly coveted by the sports collecting industry.

●	Some of the most memorable moment of his life include; winning gold in 1960 Olympics, winning the heavyweight title in 1964 against Sonny Liston, his “Fight of the Century” against Joe Frazier in 1971, his “Rumble in the Jungle” fight against George Foreman in 1974, and his lighting the Olympic torch in Atlanta in 1996. He will forever be a legendary sports icon.

●	As the New York Times eloquently stated, Ali “was the most thrilling if not the best heavyweight ever, carrying into the ring a physically lyrical, unorthodox boxing style that fused speed, agility, and power more seamlessly than that of any fighter before him.”

Asset Description

Overview and authentication:

●	Original Type 1 News Service Photo from the Cassius Clay/Sonny Liston 1965 Fight.

●	United Press International

●	Depicts the famous knockout of Sonny Liston

●	Handwritten notes on back of photo “Liston-Clay KO in 1st”

Notable Features:

Notable Defects: There are none.

Depreciation The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #CassiusClaySonyListonUPIType1 going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 66 of 114

Schedule XXXIV to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 411

Series Designation of #MAHOMESFLAWLESSSHIELD1OF1,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MAHOMESFLAWLESSSHIELD1OF1, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MAHOMESFLAWLESSSHIELD1OF1 with effect from the effective date hereof and shall continue to act as the Managing Member of #MAHOMESFLAWLESSSHIELD1OF1 until dissolution of #MAHOMESFLAWLESSSHIELD1OF1 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #MAHOMESFLAWLESSSHIELD1OF1 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MAHOMESFLAWLESSSHIELD1OF1 through that certain Consignment Agreement dated as of 1/1/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MAHOMESFLAWLESSSHIELD1OF1 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #MAHOMESFLAWLESSSHIELD1OF1 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $2,600,000.

Number of #MAHOMESFLAWLESSSHIELD1OF1 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MAHOMESFLAWLESSSHIELD1OF1 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MAHOMESFLAWLESSSHIELD1OF1 sold at the Initial Offering of the #MAHOMESFLAWLESSSHIELD1OF1 Interests (excluding the #MAHOMESFLAWLESSSHIELD1OF1 Interests acquired by any Person other than Investor Members).

Other rights	Holders of #MAHOMESFLAWLESSSHIELD1OF1 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MAHOMESFLAWLESSSHIELD1OF1 Interests.

Officers	There shall initially be no specific officers associated with #MAHOMESFLAWLESSSHIELD1OF1, although, the Managing Member may appoint Officers of #MAHOMESFLAWLESSSHIELD1OF1 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 67 of 114

Schedule 1

DESCRIPTION OF SERIES # MahomesFlawlessShield1of1

Investment Overview

●	Upon completion of the SERIES #MahomesFlawlessShield1of1 Offering, SERIES #MahomesFlawlessShield1of1 will purchase a Patrick Mahomes 2017 Panini Flawless Shield Signatures #4 BGS 7.5 (The “Underlying Asset” with respect to SERIES #MahomesFlawlessShield1of1, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	The son of a former Major League Baseball player and the undisputed new “face of the NFL”, Patrick Mahomes II has quickly established himself as one of the most electrifying QBs in the game.

●	After spending his rookie season as the backup to Alex Smith he went on to win NFL Offensive Player of the Year and the NFL MVP in his first year as a starter.

●	In his 3rd season he led the Chiefs to a Super Bowl Victory and Super Bowl MVP award, following that up this past season with another Super Bowl trip eventually losing to Tom Brady and the Buccaneers.

●	Mahomes recently signed the 2nd most expensive contract in sporting history with a 10 year contract totalling $503M including bonuses, was named to Time’s 100 Most Influential People of 2020 and is a part owner of the Kansas City Royals baseball franchise.

Asset Description

Overview and authentication:

●	This offering contains the NFL Shield 1/1 Rookie Patch Autograph for Patrick Mahomes.

●	Widely considered his best vertical NFL Shield rookie card (as the National Treasure RPA is horizontal)/

●	The 2017 Panini Flawless set consist of 130 base cards, each serial-numbered to 15. Parallels consist of Sapphire #/15, Diamond #/10, Emerald #/5, Chocolate Diamond #/4, Canary Yellow Diamond #/3 and Platinum 1/1

●	In many cases the cards contain chips of actual diamonds and other precious stones. There is also a Red, White and Blue variation that features three jewels. These jewel cards are found two per box.

●	There are also Rookie Gems Signatures that feature on-card signatures that match the parallels for the base gemstones.

●	Widely considered one of the top 2 products for NFL trading cards along with National Treasures.

●	The National Treasures NFL Shield 1/1 RPA sold for $4.3M

Notable Features: 1 of 1

Notable Defects: There are none.

Depreciation The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MahomesFlawlessShield1of1 going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 68 of 114

Schedule XXXV to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 412

Series Designation of #BOJACKSON1986ROYALSJERSEY,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#BOJACKSON1986ROYALSJERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #BOJACKSON1986ROYALSJERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #BOJACKSON1986ROYALSJERSEY until dissolution of #BOJACKSON1986ROYALSJERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #BOJACKSON1986ROYALSJERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #BOJACKSON1986ROYALSJERSEY through that certain Consignment Agreement dated as of 1/1/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #BOJACKSON1986ROYALSJERSEY from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #BOJACKSON1986ROYALSJERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $150,000.

Number of #BOJACKSON1986ROYALSJERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #BOJACKSON1986ROYALSJERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #BOJACKSON1986ROYALSJERSEY sold at the Initial Offering of the #BOJACKSON1986ROYALSJERSEY Interests (excluding the #BOJACKSON1986ROYALSJERSEY Interests acquired by any Person other than Investor Members).

Other rights	Holders of #BOJACKSON1986ROYALSJERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #BOJACKSON1986ROYALSJERSEY Interests.

Officers	There shall initially be no specific officers associated with #BOJACKSON1986ROYALSJERSEY, although, the Managing Member may appoint Officers of #BOJACKSON1986ROYALSJERSEY from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 69 of 114

Schedule 1

DESCRIPTION OF SERIES #BoJackson1986RoyalsJersey

Investment Overview

●	Upon completion of the SERIES #BoJackson1986RoyalsJersey Offering, SERIES #BoJackson1986RoyalsJersey will purchase a Bo Jackson Royals 1986 Jersey - Photo matched (The “Underlying Asset” with respect to SERIES #BoJackson1986RoyalsJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Vincent “Bo” Jackson was a two-sport professional athlete, playing in both the NFL as well as MLB.

●	He is the only professional athlete in history to be named an All-Star in both baseball and football

●	Jackson played college football as a running back for the Auburn Tigers, and won the Heisman Trophy in 1985.

●	He played in the National Football League for the Los Angeles Raiders and in Major League Baseball for the Kansas City Royals, Chicago White Sox, and California Angels.

●	Jackson’s name became known beyond just sports through the “Bo Knows” ad campaign by Nike

●	A 1991 hip injury ended his football career early, and he retired from baseball in 1994.

●	He was inducted into the College Football Hall of Fame in 1996

Asset Description

Overview and authentication:

●	This offering contains a Bo Jackson 1986 Kansas City Royals Game Used Jersey.

●	Photomatched by Sports Investors Authentication to the 1986 season.

●	This jersey was on display in 2016 at Kauffman Stadium.

●	Another Game Used blue Kansas City Royals Jersey sold for $4,541 in 2015 via Heritage Auctions. It was NOT photomatched.

Notable Features: Photomatched 1986 Game Used Jersey

Notable Defects: There are none.

Depreciation: The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #BoJackson1986RoyalsJersey going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 70 of 114

Schedule XXXVI to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 413

Series Designation of #ZEDRUNLOOKINGALIVE,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#ZEDRUNLOOKINGALIVE, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #ZEDRUNLOOKINGALIVE with effect from the effective date hereof and shall continue to act as the Managing Member of #ZEDRUNLOOKINGALIVE until dissolution of #ZEDRUNLOOKINGALIVE pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #ZEDRUNLOOKINGALIVE shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #ZEDRUNLOOKINGALIVE through that certain Consignment Agreement dated as of 1/17/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #ZEDRUNLOOKINGALIVE from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #ZEDRUNLOOKINGALIVE Interests the Company can issue may not exceed the purchase price, in the aggregate, of $100,000.

Number of #ZEDRUNLOOKINGALIVE Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #ZEDRUNLOOKINGALIVE Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #ZEDRUNLOOKINGALIVE sold at the Initial Offering of the #ZEDRUNLOOKINGALIVE Interests (excluding the #ZEDRUNLOOKINGALIVE Interests acquired by any Person other than Investor Members).

Other rights	Holders of #ZEDRUNLOOKINGALIVE Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #ZEDRUNLOOKINGALIVE Interests.

Officers	There shall initially be no specific officers associated with #ZEDRUNLOOKINGALIVE, although, the Managing Member may appoint Officers of #ZEDRUNLOOKINGALIVE from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 71 of 114

Schedule 1

DESCRIPTION OF SERIES #ZedRunLookingAlive

Investment Overview

●	Upon completion of the SERIES #ZedRunLookingAlive Offering, SERIES #ZedRunLookingAlive will purchase a Zen Run Horse “Looking Alive” (The “Underlying Asset” with respect to SERIES #ZedRunLookingAlive, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Zed Run is a Digital horse racing game built on Ethereum (ETH) which allows owners of Virtual mounts to enter them in several races an hour.

●	Players can buy, breed, and race the Digital steeds.

●	Users pay up to $15 depending on the Class of race and the winners take prize money in cryptocurrency. The horses are a type of Non-Fungible Token (NFT).

●	The ultimate goal in ZED is to create a Legacy with a valuable stable full of Winning and rare racehorses

Asset Description

Overview and authentication:

●	This offering contains Zed Run horse named “Looking Alive”

●	“Looking Alive” has the “Nakamoto” bloodline property, held by 11% of all Zed Run horses.

●	“Looking Alive” has the “Genesis” breed type property, held by 13% of all Zed Run horses.

●	“Looking Alive” has the “Eminence” coat color property, held by only 0.98% of all Zed Run horses.

●	“Looking Alive” has the “Filly” gender property, held by 38% of all Zed Run horses.

●	“Looking Alive” has the “Z1” genotype property, held by only 0.47% of all Zed Run horses.

Notable Features:

Notable Defects: There are none.

Depreciation The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #ZedRunLookingAlive going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 72 of 114

Schedule XXXVII to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 414

Series Designation of #93FINALSPENNANT,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#93FINALSPENNANT, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #93FINALSPENNANT with effect from the effective date hereof and shall continue to act as the Managing Member of #93FINALSPENNANT until dissolution of #93FINALSPENNANT pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #93FINALSPENNANT shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #93FINALSPENNANT through that certain Participation Interest Purchase Agreement dated as of 1/24/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #93FINALSPENNANT from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #93FINALSPENNANT Interests the Company can issue may not exceed the purchase price, in the aggregate, of $15,000.

Number of #93FINALSPENNANT Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #93FINALSPENNANT Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #93FINALSPENNANT sold at the Initial Offering of the #93FINALSPENNANT Interests (excluding the #93FINALSPENNANT Interests acquired by any Person other than Investor Members).

Other rights	Holders of #93FINALSPENNANT Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #93FINALSPENNANT Interests.

Officers	There shall initially be no specific officers associated with #93FINALSPENNANT, although, the Managing Member may appoint Officers of #93FINALSPENNANT from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 73 of 114

Schedule 1

DESCRIPTION OF SERIES #93FinalsPennant

Investment Overview

●	Upon completion of the SERIES #93FinalsPennant Offering, SERIES #93FinalsPennant will purchase a 49% participation interest in an AC Milan - FC Barcelona 1993/94 Champions League Final Official Pennant (The “Underlying Asset” with respect to SERIES #93FinalsPennant, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Associazione Calcio Milan, commonly referred to as AC Milan or simply Milan, is a professional football club in Milan, Italy

●	Milan has won a joint record three Intercontinental Cups and one FIFA Club World Cup, seven European Cup/Champions League titles (Italian record), the UEFA Super Cup a joint record five times and the Cup Winners’ Cup twice.

●	With 18 league titles, Milan is the third most successful club in Serie A, behind local rivals Inter Milan (19 league titles) and Juventus (36 league titles). They have also won the Coppa Italia five times, and the Supercoppa Italiana seven

Asset Description

Overview and authentication:

●	Presented here is the 1993-94 Champions League Official Pennant awarded to AC Milan.

●	Presented in Athens prior to the AC Milan-Barcelona match on May 18, 1994.

●	This pennant was swapped before the match by the 2 captains of AC Milan and Barcelona.

●	AC Milan won the match 4-0.

●	Exhibited from 1996 to 2016 in the AC Milan & FC Inter San Siro Stadium Museum

Notable Features: Official Champions League Pennant

Notable Defects: There are none.

Depreciation The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #93FinalsPennant going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 74 of 114

Schedule XXXVIII to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 415

Series Designation of #BECKENBAUERCLEATS,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#BECKENBAUERCLEATS, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #BECKENBAUERCLEATS with effect from the effective date hereof and shall continue to act as the Managing Member of #BECKENBAUERCLEATS until dissolution of #BECKENBAUERCLEATS pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #BECKENBAUERCLEATS shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #BECKENBAUERCLEATS through that certain Participation Interest Purchase Agreement dated as of 1/24/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #BECKENBAUERCLEATS from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #BECKENBAUERCLEATS Interests the Company can issue may not exceed the purchase price, in the aggregate, of $20,000.

Number of #BECKENBAUERCLEATS Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #BECKENBAUERCLEATS Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #BECKENBAUERCLEATS sold at the Initial Offering of the #BECKENBAUERCLEATS Interests (excluding the #BECKENBAUERCLEATS Interests acquired by any Person other than Investor Members).

Other rights	Holders of #BECKENBAUERCLEATS Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #BECKENBAUERCLEATS Interests.

Officers	There shall initially be no specific officers associated with #BECKENBAUERCLEATS, although, the Managing Member may appoint Officers of #BECKENBAUERCLEATS from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 75 of 114

Schedule 1

DESCRIPTION OF SERIES #BeckenbauerCleats

Investment Overview

●	Upon completion of the SERIES #BeckenbauerCleats Offering, SERIES #BeckenbauerCleats will purchase a 49% participation interest in a Franz Beckenbauer signed Adidas Match-Worn Cleats (The “Underlying Asset” with respect to SERIES #BeckenbauerCleats, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Franz Beckenbauer, is a German former professional footballer and manager.

●	Beckenbauer was nicknamed Der Kaiser (“The Emperor”) because of his elegant style, dominance and leadership on the field

●	A versatile player who started out as a midfielder, Beckenbauer made his name as a central defender. He is often credited as having invented the role of the modern sweeper

●	Beckenbauer appeared 103 times for West Germany and played in three FIFA World Cups and two European Championships. He is one of three men, along with Brazil’s Mário Zagallo and France’s Didier Deschamps, to have won the World Cup as a player and as a manager (1974 & 1990).

●	He was named in the World Team of the 20th Century in 1998, the FIFA World Cup Dream Team in 2002, the Ballon d’Or Dream Team in 2020, and in 2004 was listed in the FIFA 100 of the world’s greatest living players.

Asset Description

Overview and authentication:

●	These Adidas cleats were worn during the 1977 NASL season by Franz Beckenbauer.

●	Beckenbauer played alongside Pele for the New York Cosmos in the NASL.

●	Autographed by Beckenbauer

Notable Features: Adidas Cleats autographed by Franz Beckenbauer

Notable Defects: There are none.

Depreciation: The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #BeckenbauerCleats going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 76 of 114

Schedule XXXIX to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 416

Series Designation of #BECKHAMMILANWORN,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#BECKHAMMILANWORN, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #BECKHAMMILANWORN with effect from the effective date hereof and shall continue to act as the Managing Member of #BECKHAMMILANWORN until dissolution of #BECKHAMMILANWORN pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #BECKHAMMILANWORN shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #BECKHAMMILANWORN through that certain Participation Interest Purchase Agreement dated as of 1/24/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #BECKHAMMILANWORN from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #BECKHAMMILANWORN Interests the Company can issue may not exceed the purchase price, in the aggregate, of $30,000.

Number of #BECKHAMMILANWORN Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #BECKHAMMILANWORN Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #BECKHAMMILANWORN sold at the Initial Offering of the #BECKHAMMILANWORN Interests (excluding the #BECKHAMMILANWORN Interests acquired by any Person other than Investor Members).

Other rights	Holders of #BECKHAMMILANWORN Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #BECKHAMMILANWORN Interests.

Officers	There shall initially be no specific officers associated with #BECKHAMMILANWORN, although, the Managing Member may appoint Officers of #BECKHAMMILANWORN from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 77 of 114

Schedule 1

DESCRIPTION OF SERIES #BeckhamMilanWorn

Investment Overview

●	Upon completion of the SERIES #BeckhamMilanWorn Offering, SERIES #BeckhamMilanWorn will purchase a 49% participation interest in a David Beckham AC Milan Match-Worn Shirt from 5/10/10 (only game vs man-u) (The “Underlying Asset” with respect to SERIES #BeckhamMilanWorn, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	David Beckham is an English former professional footballer, the current president & co-owner of Inter Miami CF and co-owner of Salford City

●	He played for Manchester United, Preston North End, Real Madrid, AC Milan, LA Galaxy, Paris Saint-Germain and the England national team

●	He is the first English player to win league titles in four countries: England, Spain, the United States and France. He retired in May 2013 after a 20-year career, during which he won 19 major trophies

●	Beckham has been hailed as one of the greatest and most recognisable midfielders of his generation, as well as one of the best set-piece specialists of all time. He was runner-up in the Ballon d’Or in 1999, twice runner-up for FIFA World Player of the Year (1999 and 2001) and in 2004 was named by Pelé in the FIFA 100 list of the world’s greatest living players.

●	He was inducted into the English Football Hall of Fame in 2008 and the Premier League Hall of Fame in 2021.

Asset Description

Overview and authentication:

●	Black long-sleeved AC Milan jersey, #32.

●	This AC Milan jersey was worn by David Beckham on March 10, 2010 versus Manchester United, the only match Beckham played against Man-U at Old Trafford in his career.

●	AC Milan lost the match 4-0, eliminating them from the Champions League competition.

●	Personally gifted to the San Siro Museum by David Beckham.

Notable Features: Black #32 AC Milan jersey

Notable Defects: There are none.

Depreciation: The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #BeckhamMilanWorn going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 78 of 114

Schedule XL to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 417

Series Designation of #BUFFON06WC,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#BUFFON06WC, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #BUFFON06WC with effect from the effective date hereof and shall continue to act as the Managing Member of #BUFFON06WC until dissolution of #BUFFON06WC pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #BUFFON06WC shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #BUFFON06WC through that certain Participation Interest Purchase Agreement dated as of 1/24/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #BUFFON06WC from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #BUFFON06WC Interests the Company can issue may not exceed the purchase price, in the aggregate, of $25,000.

Number of #BUFFON06WC Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #BUFFON06WC Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #BUFFON06WC sold at the Initial Offering of the #BUFFON06WC Interests (excluding the #BUFFON06WC Interests acquired by any Person other than Investor Members).

Other rights	Holders of #BUFFON06WC Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #BUFFON06WC Interests.

Officers	There shall initially be no specific officers associated with #BUFFON06WC, although, the Managing Member may appoint Officers of #BUFFON06WC from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 79 of 114

Schedule 1

DESCRIPTION OF SERIES #Buffon06WC

Investment Overview

●	Upon completion of the SERIES #Buffon06WC Offering, SERIES #Buffon06WC will purchase a 49% participation interest in a Gianluigi Buffon Signed Match-Worn Shirt from 2006 Fifa World Cup Final Match vs Italy (The “Underlying Asset” with respect to SERIES #Buffon06WC, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Gianluigi Buffon is an Italian professional footballer who captains and plays as a goalkeeper for the Serie B club Parma. He is widely regarded as one of the greatest goalkeepers of all time

●	He is one of the few recorded players to have made over 1,100 professional career appearances.

●	With 176 international caps, Buffon is the most capped player in the history of the Italy national team

●	Buffon was called up for a record of five FIFA World Cup tournaments (in 1998, 2002, 2006, 2010 and 2014) after making his debut in 1997

●	Buffon was named among the FIFA 100 list of the world’s greatest living players in 2004. He is the only goalkeeper to win the UEFA Club Footballer of the Year award and was voted into the UEFA Team of the Year on five occasions

Asset Description

Overview and authentication:

●	Gold long-sleeved Italian National Team jersey, #1

●	This Italian National Team jersey was worn by Gianluigi Buffon in the 2006 FIFA World Cup Finals Match.

●	Italy defeated France 1-1 (5-3) on Penalty Kicks to win the 2006 FIFA World Cup.

●	Buffon was awarded the Golden Gloves as the best Goalkeeper of the competition.

●	Signed by Gianluigi Buffon.

Notable Features: Autographed by Gianluigi Buffon

Notable Defects: There are none.

Depreciation The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Buffon06WC going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 80 of 114

Schedule XLI to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 418

Series Designation of #CRUFFCLEATS,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#CRUFFCLEATS, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #CRUFFCLEATS with effect from the effective date hereof and shall continue to act as the Managing Member of #CRUFFCLEATS until dissolution of #CRUFFCLEATS pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #CRUFFCLEATS shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #CRUFFCLEATS through that certain Participation Interest Purchase Agreement dated as of 1/24/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #CRUFFCLEATS from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #CRUFFCLEATS Interests the Company can issue may not exceed the purchase price, in the aggregate, of $20,000.

Number of #CRUFFCLEATS Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #CRUFFCLEATS Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #CRUFFCLEATS sold at the Initial Offering of the #CRUFFCLEATS Interests (excluding the #CRUFFCLEATS Interests acquired by any Person other than Investor Members).

Other rights	Holders of #CRUFFCLEATS Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #CRUFFCLEATS Interests.

Officers	There shall initially be no specific officers associated with #CRUFFCLEATS, although, the Managing Member may appoint Officers of #CRUFFCLEATS from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 81 of 114

Schedule 1

DESCRIPTION OF SERIES #CruffCleats

Investment Overview

●	Upon completion of the SERIES #CruffCleats Offering, SERIES #CruffCleats will purchase a 49% participation interest in a Johan Cruff signed Match-Worn Puma Turf Cleats from 1979 NASL (The “Underlying Asset” with respect to SERIES #CruffCleats, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Johannes Cruijff was a Dutch professional football player and manager. As a player, he won the Ballon d’Or three times, in 1971, 1973 and 1974.

●	widely regarded as one of the greatest players in the history of the sport, as well as one of its best managers ever.

●	Cruyff led the Netherlands to the final of the 1974 FIFA World Cup and received the Golden Ball as player of the tournament. Cruyff refused to play in the 1978 World Cup after a kidnapping attempt targeting him and his family in their Barcelona home dissuaded him from football.

●	In 1999, Cruyff was voted European Player of the Century in an election held by the International Federation of Football History & Statistics, and came second behind Pelé in their World Player of the Century poll.

●	He was included in the World Team of the 20th Century in 1998, the FIFA World Cup Dream Team in 2002, and in 2004 was named in the FIFA 100 list of the world’s greatest living players.

Asset Description

Overview and authentication:

●	These Puma cleats were worn during the 1979 NASL season by Johan Crujff.

●	Crujff played two games for the New York Cosmos before signing with the LA Aztecs.

●	Artificial Turf cleats.

Notable Features: Black Puma Turf Cleats

Notable Defects: There are none.

Depreciation The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #CruffCleats going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 82 of 114

Schedule XLII to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 419

Series Designation of #INIESTA10WC ,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#INIESTA10WC , a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #INIESTA10WC with effect from the effective date hereof and shall continue to act as the Managing Member of #INIESTA10WC until dissolution of #INIESTA10WC pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #INIESTA10WC shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #INIESTA10WC through that certain Participation Interest Purchase Agreement dated as of 1/24/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #INIESTA10WC from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #INIESTA10WC Interests the Company can issue may not exceed the purchase price, in the aggregate, of $30,000.

Number of #INIESTA10WC Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #INIESTA10WC Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #INIESTA10WC sold at the Initial Offering of the #INIESTA10WC Interests (excluding the #INIESTA10WC Interests acquired by any Person other than Investor Members).

Other rights	Holders of #INIESTA10WC Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #INIESTA10WC Interests.

Officers	There shall initially be no specific officers associated with #INIESTA10WC , although, the Managing Member may appoint Officers of #INIESTA10WC from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 83 of 114

Schedule 1

DESCRIPTION OF SERIES #Iniesta10WC

Investment Overview

●	Upon completion of the SERIES #Iniesta10WC Offering, SERIES #Iniesta10WC will purchase a 49% participation interest in an Andres Iniesta match-issued 2010 Fifa World Cup Final Match shirt (The “Underlying Asset” with respect to SERIES #Iniesta10WC, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Andrés Iniesta is a Spanish professional footballer who plays as a midfielder and is the captain of J1 League club Vissel Kobe.

●	Considered one of the greatest midfielders of all time, Iniesta spent most of his career at Barcelona, where he served as the captain for three seasons.

●	He made his first-team debut aged 18 in 2002. He began playing regularly during the 2004–05 season and remained in the team until 2018.

●	Iniesta was an integral part of the Barcelona sides that won two historic trebles in 2009 and 2015, and his 35 trophies, which includes nine La Ligas and four UEFA Champions League titles, make him the most decorated Spanish footballer of all time.

●	After twenty-two years at Barcelona, Iniesta signed for Japanese club Vissel Kobe in 2018.

●	niesta has been named in the FIFA FIFPro World XI nine times and was chosen in the UEFA Team of the Year on six occasions. He was named in the All-time UEFA Euro XI.

●	He won the UEFA Best Player in Europe Award in 2012 and was named the IFFHS World’s Best Playmaker in 2012 and 2013.

●	Iniesta was runner-up to Lionel Messi for the 2010 FIFA Ballon d’Or and achieved third place in 2012.

Asset Description

Overview and authentication:

●	Blue short-sleeved Spanish National Team jersey

●	This jersey has been verified as match-issued and potentially match-used but the usage cannot be firmly verified.

●	Worn in the 2010 FIFA World Cup Finals versus Netherlands during which Spain won 1-0 as a result of Iniesta’s overtime goal.

●	Adidas Formotion Fabric

●	Sourced from a former Barcelona executive

Notable Features: Blue short-sleeved Spain jersey, #6

Notable Defects: There are none.

Depreciation: The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Iniesta10WC going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 84 of 114

Schedule XLIII to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 420

Series Designation of #06WORLDCUPBALL,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#06WORLDCUPBALL, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #06WORLDCUPBALL with effect from the effective date hereof and shall continue to act as the Managing Member of #06WORLDCUPBALL until dissolution of #06WORLDCUPBALL pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #06WORLDCUPBALL shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #06WORLDCUPBALL through that certain Participation Interest Purchase Agreement dated as of 1/24/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #06WORLDCUPBALL from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #06WORLDCUPBALL Interests the Company can issue may not exceed the purchase price, in the aggregate, of $35,000.

Number of #06WORLDCUPBALL Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #06WORLDCUPBALL Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #06WORLDCUPBALL sold at the Initial Offering of the #06WORLDCUPBALL Interests (excluding the #06WORLDCUPBALL Interests acquired by any Person other than Investor Members).

Other rights	Holders of #06WORLDCUPBALL Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #06WORLDCUPBALL Interests.

Officers	There shall initially be no specific officers associated with #06WORLDCUPBALL, although, the Managing Member may appoint Officers of #06WORLDCUPBALL from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 85 of 114

Schedule 1

DESCRIPTION OF SERIES #06WorldCupBall

Investment Overview

●	Upon completion of the SERIES #06WorldCupBall Offering, SERIES #06WorldCupBall will purchase a 49% participation interest in an Italy-France 2006 World Cup Final Used Ball (The “Underlying Asset” with respect to SERIES #06WorldCupBall, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	The 2006 FIFA World Cup was the 18th FIFA World Cup, the quadrennial international football world championship tournament. It was held from 9 June to 9 July 2006 in Germany

●	Teams representing 198 national football associations from all six populated continents participated in the qualification process which began in September 2003. Thirty-one teams qualified from this process, along with the host nation, Germany, for the finals tournament.

●	Italy won the tournament, claiming their fourth World Cup title. They defeated France 5–3 in a penalty shoot-out in the final, after extra time had finished in a 1–1 draw.

●	The 2006 World Cup stands as one of the most watched events in television history, garnering an estimated 26.29 billion times viewed, compiled over the course of the tournament. The final attracted an estimated audience of 715.1 million people.

Asset Description

Overview and authentication:

●	Adidas Teamgeist Ball from the 2006 World Cup Final

●	Hallmarked as one of the 21 balls used in the 2006 World Cup Final between Italy and France.

●	The 2006 Final was iconic for several reasons, including being Zidane’s last game as well as Italy’s victory in Penalty Kicks.

●	The 2006 Finals took place in Berlin on July 9, 2006.

●	Fire-branded as one of the 21 official match balls.

Notable Features: Marked as one of the 21 official match balls.

Notable Defects: There are none.

Depreciation: The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #06WorldCupBall going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 86 of 114

Schedule XLIV to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 421

Series Designation of #MBAPPEMESSINEYMARBASKET,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MBAPPEMESSINEYMARBASKET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MBAPPEMESSINEYMARBASKET with effect from the effective date hereof and shall continue to act as the Managing Member of #MBAPPEMESSINEYMARBASKET until dissolution of #MBAPPEMESSINEYMARBASKET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #MBAPPEMESSINEYMARBASKET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MBAPPEMESSINEYMARBASKET through that certain Participation Interest Purchase Agreement dated as of 1/24/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MBAPPEMESSINEYMARBASKET from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #MBAPPEMESSINEYMARBASKET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $15,000.

Number of #MBAPPEMESSINEYMARBASKET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MBAPPEMESSINEYMARBASKET Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MBAPPEMESSINEYMARBASKET sold at the Initial Offering of the #MBAPPEMESSINEYMARBASKET Interests (excluding the #MBAPPEMESSINEYMARBASKET Interests acquired by any Person other than Investor Members).

Other rights	Holders of #MBAPPEMESSINEYMARBASKET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MBAPPEMESSINEYMARBASKET Interests.

Officers	There shall initially be no specific officers associated with #MBAPPEMESSINEYMARBASKET, although, the Managing Member may appoint Officers of #MBAPPEMESSINEYMARBASKET from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 87 of 114

Schedule 1

DESCRIPTION OF SERIES #MbappeMessiNeymarBasket

Investment Overview

●	Upon completion of the SERIES #MbappeMessiNeymarBasket Offering, SERIES #MbappeMessiNeymarBasket will purchase a 49% participation interest in a Kylian Mbappe, Lionel Messi & Neymar Jr Match-Worn Shirt Basket (The “Underlying Asset” with respect to SERIES #MbappeMessiNeymarBasket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Lionel Messi is the Captain of both the Spanish professional club Barcelona as well as the Argentina national team. He is universally regarded as one of the greatest players of all time and often considered the best player in the world today.

●	As of February 2021, Messi has won 6 Ballon d’Or awards (the only to have won 4 consecutive) and a record six European Golden Shoes, awarded to the top goal scorer across all Euro leagues. He has spent his entire professional career with Barcelona where he has won 10 La Liga Titles, four UEGA Champions League titles and six Copas del Rey.

●	Messi holds the records for most goals in La Liga history (459), most goals in a season (50), most hat tricks in La Liga history(36) and most assists in La Liga history (186). He has scored over 750 career goals for club and country.

●	Messi was listed on Time’s 100 most influential people in the world twice and in 2020 became the first footballer and first team sport athlete to win the Laureus World Sportsman of the Year.

●	Kylian Mbappé Lottin is a French professional footballer who plays as a forward for Ligue 1 club Paris Saint-Germain and the France national team.

●	Mbappé has won three Ligue 1 titles, three Coupe de France titles, was named Ligue 1 Player of the Year twice, and has finished as Ligue 1 top scorer for three consecutive seasons

●	In 2018 Mbappé became the youngest French player to score at a World Cup, and became the second teenager, after Pelé, to score in a World Cup Final.

●	Neymar da Silva Santos Júnior, known as Neymar, is a Brazilian professional footballer who plays as a forward for Ligue 1 club Paris Saint-Germain and the Brazil national team.

●	Neymar was twice named the South American Footballer of the Year, in 2011 and 2012, and soon relocated to Europe to join Barcelona.

●	With 70 goals in 116 matches for Brazil since debuting at age 18, Neymar is the second highest goalscorer for his national team, trailing Pelé.

Asset Description

Overview and authentication:

●	This offering contains a basket of 3 match jerseys, one each from Kylian Mbappe, Lionel Messi and Neymar.

●	The Kylian Mbappe jersey was issued for the 2018-19 UEFA Nations League game between France and the Netherlands on September 9, 2018.

●	The Lionel Messi jersey was worn on February 26, 2012 for FC Barcelona in a match against Atletico Madrid.

●	The Neymar Jr jersey was worn in the 2020-21 French Ligue Cup Semifinal for Paris St. Germain against Montpellier.

●	The Mbappe jersey was received from an opposing player to whom it was gifted. The Messi jersey was received from a Barcelona executive. The Neymar Jr jersey was received from a Paris St. Germain director.

Notable Features: Basket of 3 jerseys

Notable Defects: There are none.

Depreciation The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MbappeMessiNeymarBasket going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 88 of 114

Schedule XLV to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 422

Series Designation of #RONALDO08UEFA,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#RONALDO08UEFA, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #RONALDO08UEFA with effect from the effective date hereof and shall continue to act as the Managing Member of #RONALDO08UEFA until dissolution of #RONALDO08UEFA pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #RONALDO08UEFA shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #RONALDO08UEFA through that certain Participation Interest Purchase Agreement dated as of 9/27/2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #RONALDO08UEFA from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #RONALDO08UEFA Interests the Company can issue may not exceed the purchase price, in the aggregate, of $35,000.

Number of #RONALDO08UEFA Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #RONALDO08UEFA Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #RONALDO08UEFA sold at the Initial Offering of the #RONALDO08UEFA Interests (excluding the #RONALDO08UEFA Interests acquired by any Person other than Investor Members).

Other rights	Holders of #RONALDO08UEFA Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #RONALDO08UEFA Interests.

Officers	There shall initially be no specific officers associated with #RONALDO08UEFA, although, the Managing Member may appoint Officers of #RONALDO08UEFA from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 89 of 114

Schedule 1

DESCRIPTION OF SERIES # Ronaldo08UEFA

Investment Overview

●	Upon completion of the SERIES #Ronaldo08UEFA Offering, SERIES #Ronaldo08UEFA will purchase a 49% participation interest in a Cristiano Ronaldo UEFA Champions League 2008-9 Final Match-Worn Jersey (The “Underlying Asset” with respect to SERIES #Ronaldo08UEFA, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Cristiano Ronaldo is a Portugese professional soccer player who plays for Serie A club Juventus and captains the Portugal National team.

●	Often considered the best player in the world and widely regarded as one of the greatest players of all time, Ronaldo has won five Ballon d’Or awards and four European Golden Shoes, both of which are records for a European player.

●	He has won 31 major trophies in his career, including seven league titles, five UEFA Champions Leagues, one UEFA European Championship, and one UEFA Nations League title.

●	Ronaldo holds the records for the most goals (134) and assists (40) in the history of the UEFA Champions League. He is one of the few recorded players to have made over 1,000 professional career appearances and has scored over 770 official senior career goals for club and country. He is also the second male to score 100 international goals and the first European one to achieve the feat.

Asset Description

Overview and authentication:

●	White long-sleeved Manchester United jersey, #7

●	This Man-U jersey was worn by Cristiano Ronaldo on May 27, 2008 during the 2008-09 UEFA Champions League Final versus Barcelona.

●	Man-U was defeated 2-0 by Barcelona.

●	Nike tag printed inside the jersey.

Notable Features: White Man-U jersey with AIG logo.

Notable Defects: There are none.

Depreciation The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Ronaldo08UEFA going forward

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 90 of 114

Schedule XLVI to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 423

Series Designation of #LUIZRONALDO02WC,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LUIZRONALDO02WC, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LUIZRONALDO02WC with effect from the effective date hereof and shall continue to act as the Managing Member of #LUIZRONALDO02WC until dissolution of #LUIZRONALDO02WC pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #LUIZRONALDO02WC shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LUIZRONALDO02WC through that certain Participation Interest Purchase Agreement dated as of 1/24/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LUIZRONALDO02WC from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #LUIZRONALDO02WC Interests the Company can issue may not exceed the purchase price, in the aggregate, of $15,000.

Number of #LUIZRONALDO02WC Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LUIZRONALDO02WC Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LUIZRONALDO02WC sold at the Initial Offering of the #LUIZRONALDO02WC Interests (excluding the #LUIZRONALDO02WC Interests acquired by any Person other than Investor Members).

Other rights	Holders of #LUIZRONALDO02WC Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LUIZRONALDO02WC Interests.

Officers	There shall initially be no specific officers associated with #LUIZRONALDO02WC, although, the Managing Member may appoint Officers of #LUIZRONALDO02WC from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 91 of 114

Schedule 1

DESCRIPTION OF SERIES #LuizRonaldo02WC

Investment Overview

●	Upon completion of the SERIES #LuizRonaldo02WC Offering, SERIES #LuizRonaldo02WC will purchase a 49% participation interest in a Luiz Nazatio da Lima Ronaldo Match Worn Shirt 2002 World Cup Semifinal (The “Underlying Asset” with respect to SERIES #LuizRonaldo02WC, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Ronaldo Luís Nazário de Lima, commonly known as Ronaldo, is president of Segunda División club Real Valladolid, owner of Brasileiro Série B club Cruzeiro, and a retired professional footballer.

●	Ronaldo, nicknamed O Fenômeno (“The Phenomenon”) and R9, is widely considered one of the greatest players of all time

●	Ronaldo has been the influence for a generation of strikers that have followed. His individual accolades include being named FIFA World Player of the Year three times, and winning two Ballon d’Or awards

●	At 20 years old he was named the 1996 FIFA World Player of the Year, making him the youngest recipient of the award.

●	He was named in the FIFA 100 list of the greatest living players compiled in 2004 by Pelé, and was inducted into the Brazilian Football Museum Hall of Fame, Italian Football Hall of Fame, Inter Milan Hall of Fame and Real Madrid Hall of Fame. In 2020, Ronaldo was named in the Ballon d’Or Dream Team, a greatest all-time XI published by France Football magazine

Asset Description

Overview and authentication:

●	Yellow short-sleeved Brazil National Team jersey, #9.

●	This Brazil National Team jersey was worn by Ronaldo on June 26th, 2002 during the 2002 World Cup Semifinal match against Turkey.

●	This jersey was gifted to an Inter-Milan executive.

●	Brazil would go on to defeat Turkey 1-0 in the match.

Notable Features: Yellow short-sleeved Brazil National Team jersey, #9

Notable Defects: There are none.

Depreciation: The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LuizRonaldo02WC going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 92 of 114

Schedule XLVII to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 424

Series Designation of #PELEFRIENDLYWORN,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#PELEFRIENDLYWORN, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #PELEFRIENDLYWORN with effect from the effective date hereof and shall continue to act as the Managing Member of #PELEFRIENDLYWORN until dissolution of #PELEFRIENDLYWORN pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #PELEFRIENDLYWORN shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #PELEFRIENDLYWORN through that certain Participation Interest Purchase Agreement dated as of 1/24/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #PELEFRIENDLYWORN from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #PELEFRIENDLYWORN Interests the Company can issue may not exceed the purchase price, in the aggregate, of $25,000.

Number of #PELEFRIENDLYWORN Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #PELEFRIENDLYWORN Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #PELEFRIENDLYWORN sold at the Initial Offering of the #PELEFRIENDLYWORN Interests (excluding the #PELEFRIENDLYWORN Interests acquired by any Person other than Investor Members).

Other rights	Holders of #PELEFRIENDLYWORN Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #PELEFRIENDLYWORN Interests.

Officers	There shall initially be no specific officers associated with #PELEFRIENDLYWORN, although, the Managing Member may appoint Officers of #PELEFRIENDLYWORN from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 93 of 114

Schedule 1

DESCRIPTION OF SERIES #PeleFriendlyWorn

Investment Overview

●	Upon completion of the SERIES #PeleFriendlyWorn Offering, SERIES #PeleFriendlyWorn will purchase a 49% participation interest in a Pele Match Worn Shirt from Sheffield Wednesday-Santos Friendly (The “Underlying Asset” with respect to SERIES #PeleFriendlyWorn, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Edson Arantes do Nascimento, known as Pelé, is a Brazilian former professional footballer who played as a forward. Regarded as one of the greatest players of all time and labelled “the greatest” by FIFA

●	In 1999 he was named Athlete of the Century by the International Olympic Committee and was included in the Time list of the 100 most important people of the 20th century

●	Pelé began playing for Santos at age 15 and the Brazil national team at 16. During his international career, he won three FIFA World Cups: 1958, 1962 and 1970, the only player to do so.

●	Pelé is the all-time leading goalscorer for Brazil with 77 goals in 92 games. At club level he is Santos’ all-time top goalscorer with 643 goals from 659 games

●	In Brazil, he is hailed as a national hero for his accomplishments in football and for his outspoken support of policies that improve the social conditions of the poor. His emergence at the 1958 World Cup where he became the first black global sporting star was a source of inspiration

●	One of the two joint winners of the FIFA Player of the 20th Century award alongside Diego Maradona.

Asset Description

Overview and authentication:

●	White long-sleeved Santos FC jersey, #10

●	Worn by Pele on February 23rd, 1972 in a Friendly match against Sheffield Wednesday.

●	After winning consecutive titles as South American Champion, Santos stopped playing South American competitions and toured the world for Friendly matches.

●	Santos won the match 2-0

Notable Features: Santos FC jersey

Notable Defects: There are none.

Depreciation: The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #PeleFriendlyWorn going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 94 of 114

Schedule XLVIII to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 425

Series Designation of #MARADONASUSPENSIONJERSEY,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MARADONASUSPENSIONJERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MARADONASUSPENSIONJERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #MARADONASUSPENSIONJERSEY until dissolution of #MARADONASUSPENSIONJERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #MARADONASUSPENSIONJERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MARADONASUSPENSIONJERSEY through that certain Participation Interest Purchase Agreement dated as of 1/24/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MARADONASUSPENSIONJERSEY from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #MARADONASUSPENSIONJERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $30,000.

Number of #MARADONASUSPENSIONJERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MARADONASUSPENSIONJERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MARADONASUSPENSIONJERSEY sold at the Initial Offering of the #MARADONASUSPENSIONJERSEY Interests (excluding the #MARADONASUSPENSIONJERSEY Interests acquired by any Person other than Investor Members).

Other rights	Holders of #MARADONASUSPENSIONJERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MARADONASUSPENSIONJERSEY Interests.

Officers	There shall initially be no specific officers associated with #MARADONASUSPENSIONJERSEY, although, the Managing Member may appoint Officers of #MARADONASUSPENSIONJERSEY from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 95 of 114

Schedule 1

DESCRIPTION OF SERIES #MaradonaSuspensionJersey

Investment Overview

●	Upon completion of the SERIES #MaradonaSuspensionJersey Offering, SERIES #MaradonaSuspensionJersey will purchase a 49% participation interest in a Maradona Game Worn Jersey from 2/18/93 return from suspension (The “Underlying Asset” with respect to SERIES #MaradonaSuspensionJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Diego Armando Maradona, nicknamed El Pibe de Oro” (“The Golden Boy”), was an Argentine professional football player and manager. Widely regarded as one of the greatest players in the history of the sport, he was one of the two joint winners of the FIFA Player of the 20th Century award alongside Pele.

●	Maradona played in four FIFA World Cups, including the 1986 World Cup in Mexico, where he captained Argentina and led them to victory over West Germany in the final, and won the Golden Ball as the tournament’s best player.

●	In the 1986 World Cup quarter final, he scored both goals in a 2–1 victory over England that entered football history for two different reasons. The first goal was an unpenalized handling foul known as the “Hand of God”, while the second goal followed a 60 m (66 yd) dribble past five England players, voted “Goal of the Century” by FIFA.com voters in 2002.

Asset Description

Overview and authentication:

●	White and Blue striped short-sleeved Argentina National Team jersey, #10.

●	Worn by Maradona on February 18, 1993 versus Brazil.

●	This game was Maradona’s return to the Argentine National Team after his 1991 FIFA Suspension, his first match in 3 years for Argentina.

●	The match ended in a 1-1 draw.

●	This jersey is currently on display in Dubai at “The Beautiful Game Exhibition”.

Notable Features: Argentina National Team jersey

Notable Defects: There are none.

Depreciation: The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MaradonaSuspensionJersey going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 96 of 114

Schedule XLIX to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 426

Series Designation of #PELE1958AMERICANAPSA3,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#PELE1958AMERICANAPSA3, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #PELE1958AMERICANAPSA3 with effect from the effective date hereof and shall continue to act as the Managing Member of #PELE1958AMERICANAPSA3 until dissolution of #PELE1958AMERICANAPSA3 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #PELE1958AMERICANAPSA3 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #PELE1958AMERICANAPSA3 through that certain Consignment Agreement dated as of 1/17/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #PELE1958AMERICANAPSA3 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #PELE1958AMERICANAPSA3 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $150,000.

Number of #PELE1958AMERICANAPSA3 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #PELE1958AMERICANAPSA3 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #PELE1958AMERICANAPSA3 sold at the Initial Offering of the #PELE1958AMERICANAPSA3 Interests (excluding the #PELE1958AMERICANAPSA3 Interests acquired by any Person other than Investor Members).

Other rights	Holders of #PELE1958AMERICANAPSA3 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #PELE1958AMERICANAPSA3 Interests.

Officers	There shall initially be no specific officers associated with #PELE1958AMERICANAPSA3, although, the Managing Member may appoint Officers of #PELE1958AMERICANAPSA3 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 97 of 114

Schedule 1

DESCRIPTION OF SERIES #Pele1958AmericanaPSA3

Investment Overview

●	Upon completion of the SERIES #Pele1958AmericanaPSA3 Offering, SERIES #Pele1958AmericanaPSA3 will purchase a Pele 1958 Americana LTDA PSA 3 (The “Underlying Asset” with respect to SERIES #Pele1958AmericanaPSA3, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Edson Arantes do Nascimento, known as Pelé, is a Brazilian former professional footballer who played as a forward. Regarded as one of the greatest players of all time and labelled “the greatest” by FIFA

●	In 1999 he was named Athlete of the Century by the International Olympic Committee and was included in the Time list of the 100 most important people of the 20th century

●	Pelé began playing for Santos at age 15 and the Brazil national team at 16. During his international career, he won three FIFA World Cups: 1958, 1962 and 1970, the only player to do so.

●	Pelé is the all-time leading goalscorer for Brazil with 77 goals in 92 games. At club level he is Santos’ all-time top goalscorer with 643 goals from 659 games

●	In Brazil, he is hailed as a national hero for his accomplishments in football and for his outspoken support of policies that improve the social conditions of the poor. His emergence at the 1958 World Cup where he became the first black global sporting star was a source of inspiration

●	One of the two joint winners of the FIFA Player of the 20th Century award alongside Diego Maradona.

Asset Description

Overview and authentication:

●	This offering contains a Hand-Cut 1958 Americana LTDA Pele in a grade of PSA 3.

●	Out of 12 submissions to PSA this is the only example to receive a grade of VG 3, with only 2 graded higher.

●	As one of the rarest Pele cards there are not many public sales, with PWCC most recently selling a PSA 1 graded copy for $28,800.

●	This hand-cut card was typically displayed in albums, which resulted in damage to the rear of the card from adhesives.

Notable Features:

Notable Defects: There are none.

Depreciation: The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Pele1958AmericanaPSA3 going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 98 of 114

Schedule L to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 427

Series Designation of #93SPBASEBALLWAX,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#93SPBASEBALLWAX, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #93SPBASEBALLWAX with effect from the effective date hereof and shall continue to act as the Managing Member of #93SPBASEBALLWAX until dissolution of #93SPBASEBALLWAX pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #93SPBASEBALLWAX shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #93SPBASEBALLWAX through that certain Consignment Agreement dated as of 1/29/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #93SPBASEBALLWAX from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #93SPBASEBALLWAX Interests the Company can issue may not exceed the purchase price, in the aggregate, of $300,000.

Number of #93SPBASEBALLWAX Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #93SPBASEBALLWAX Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #93SPBASEBALLWAX sold at the Initial Offering of the #93SPBASEBALLWAX Interests (excluding the #93SPBASEBALLWAX Interests acquired by any Person other than Investor Members).

Other rights	Holders of #93SPBASEBALLWAX Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #93SPBASEBALLWAX Interests.

Officers	There shall initially be no specific officers associated with #93SPBASEBALLWAX, although, the Managing Member may appoint Officers of #93SPBASEBALLWAX from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 99 of 114

Schedule 1

DESCRIPTION OF SERIES #93SPBaseballWax

Investment Overview

●	Upon completion of the SERIES #93SPBaseballWax Offering, SERIES #93SPBaseballWax will purchase a 35 box lot of 1993 Upper Deck SP baseball unopened material (The “Underlying Asset” with respect to SERIES #93SPBaseballWax, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	From the moment he kicked off his 1996 Rookie of the Year season, it was clear that Derek Jeter was going to become one of the New York Yankees greats, mentioned in the same breath with Ruth, Gehrig, Mantle, and DiMaggio.

●	Among the most revered players of his era amongst both fans and peers, the sure-handed infielder racked up an MVP award, 14 All-Star Game appearances, five Silver Sluggers, and five Gold Gloves.

●	A five-time World Series winner, Jeter earned MVP honors in the 2000 fall classic.

●	Jeter was a remarkably consistent performer, finishing top-ten in MVP voting on eight occasions.

●	Jeter was elected into the Hall of Fame in 2020, appearing on 99.7% of the ballots.

Asset Description

Overview and authentication:

●	This offering contains thirty-five (35) sealed boxes of 1993 Upper Deck SP Baseball

●	Upper Deck’s 1993 SP set consists of 290 cards

●	This set is anchored by the regular issue cards of Rickey Henderson (#40), Mark McGwire (#41), Greg Maddux (#59), Robin Yount (#72), Ozzie Smith (#79), Mike Piazza (#98), Tony Gwynn (#167) and George Brett (#227), and by the rookie cards of Johnny Damon (#273) and Derek Jeter (#279).

●	The Derek Jeter Foil Rookie Card from this set is one of the most sought after modern baseball cards, and one of the most notoriously difficult to grade.

●	The most recent sale of a PSA 10 was $396,000

Notable Features:

Notable Defects: There are none.

Depreciation: The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #93SPBaseballWax going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 100 of 114

Schedule LI to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 428

Series Designation of #07CHROMEBASKETBALLWAX,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#07CHROMEBASKETBALLWAX, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #07CHROMEBASKETBALLWAX with effect from the effective date hereof and shall continue to act as the Managing Member of #07CHROMEBASKETBALLWAX until dissolution of #07CHROMEBASKETBALLWAX pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #07CHROMEBASKETBALLWAX shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #07CHROMEBASKETBALLWAX through that certain Consignment Agreement dated as of 1/29/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #07CHROMEBASKETBALLWAX from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #07CHROMEBASKETBALLWAX Interests the Company can issue may not exceed the purchase price, in the aggregate, of $70,000.

Number of #07CHROMEBASKETBALLWAX Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #07CHROMEBASKETBALLWAX Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #07CHROMEBASKETBALLWAX sold at the Initial Offering of the #07CHROMEBASKETBALLWAX Interests (excluding the #07CHROMEBASKETBALLWAX Interests acquired by any Person other than Investor Members).

Other rights	Holders of #07CHROMEBASKETBALLWAX Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #07CHROMEBASKETBALLWAX Interests.

Officers	There shall initially be no specific officers associated with #07CHROMEBASKETBALLWAX, although, the Managing Member may appoint Officers of #07CHROMEBASKETBALLWAX from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 101 of 114

Schedule 1

DESCRIPTION OF SERIES #07ChromeBasketballWax

Investment Overview

●	Upon completion of the SERIES #07ChromeBasketballWax Offering, SERIES #07ChromeBasketballWax will purchase a 5 box lot of 2007 Topps Chrome Basketball unopened material (The “Underlying Asset” with respect to SERIES #07ChromeBasketballWax, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	With his ability to dominate all facets of the NBA game -- playing in the paint, shooting from distance, defending all five positions -- Kevin Durant will be viewed as one of the towering figures of his era.

●	After one mindblowing year at the University of Texas, Durant declared for the NBA Draft and, after being chosen by the Seattle Supersonics (who, of course, moved to Oklahoma City and were dubbed the Thunder), he evolved into the definition of the modern wing.

●	A future first-ballot Hall of Famer, Durant led the league in scoring four times in five seasons between 2009-2014. He’s averaged 20-plus points in each of his 12 years in the league, topped off by a whopping 32.0 in his 2013-14 MVP campaign..

●	The ten-time All-Star helped lead the Golden State Warriors to a pair of titles, and in both series, he won the Finals MVP.

●	Durant signed with the Brooklyn Nets in 2019, and might well become the cornerstone of a perennial Eastern Conference contender.

Asset Description

Overview and authentication:

●	This offering contains five (5) sealed boxes of 2007 Topps Chrome Basketball

●	This 160-card base set feature past legends and contemporary stars in cards #1-#110, with NBA rookies found on cards #111-#160

●	The key rookie in the set is Kevin Durant

●	The most recent sale of a PSA 10 Kevin Durant Base card was $3,000

Notable Features:

Notable Defects: There are none.

Depreciation: The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #07ChromeBasketballWax going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 102 of 114

Schedule LII to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 429

Series Designation of #1980TOPPSBASKETBALLWAX,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#1980TOPPSBASKETBALLWAX, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #1980TOPPSBASKETBALLWAX with effect from the effective date hereof and shall continue to act as the Managing Member of #1980TOPPSBASKETBALLWAX until dissolution of #1980TOPPSBASKETBALLWAX pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #1980TOPPSBASKETBALLWAX shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #1980TOPPSBASKETBALLWAX through that certain Consignment Agreement dated as of 1/29/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #1980TOPPSBASKETBALLWAX from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #1980TOPPSBASKETBALLWAX Interests the Company can issue may not exceed the purchase price, in the aggregate, of $90,000.

Number of #1980TOPPSBASKETBALLWAX Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #1980TOPPSBASKETBALLWAX Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #1980TOPPSBASKETBALLWAX sold at the Initial Offering of the #1980TOPPSBASKETBALLWAX Interests (excluding the #1980TOPPSBASKETBALLWAX Interests acquired by any Person other than Investor Members).

Other rights	Holders of #1980TOPPSBASKETBALLWAX Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #1980TOPPSBASKETBALLWAX Interests.

Officers	There shall initially be no specific officers associated with #1980TOPPSBASKETBALLWAX, although, the Managing Member may appoint Officers of #1980TOPPSBASKETBALLWAX from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 103 of 114

Schedule 1

DESCRIPTION OF SERIES #1980ToppsBasketballWax

Investment Overview

●	Upon completion of the SERIES #1980ToppsBasketballWax Offering, SERIES #1980ToppsBasketballWax will purchase a 2 Boxes of 1980 Topps Basketball unopened material (The “Underlying Asset” with respect to SERIES #1980ToppsBasketballWax, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Larry Bird, nicknamed “Larry Legend”, was a legendary Boston Celtics star and considered one of the best small forwards in NBA history. Renowned for his mastery of the fundamentals, clutch shooting, toughness, and all-around game.

●	Bird’s career accolades include 3x NBA champion, 3x NBA MVP, 12x All Star, 9x NBA All-First team, and a Hall of Fame inductee.

●	Earvin “Magic” Johnson, a legendary Los Angeles Lakers star, is considered one of the best players and playmakers in NBA history and is credited with redefining the point guard role. Renowned for his dazzling skillset, “Showtime” style, ability to play all five positions and larger than life persona.

●	Magic’s career accolades include 5x NBA champion, 3x NBA MVP, 12x All Star, 9x NBA All-First team, and 2x Hall of Fame inductee.

Asset Description

Overview and authentication:

●	This offering contains two (2) sealed boxes of 1980 Topps Basketball

●	The 1980 Topps set consists of 176 cards

●	Topps used a unique format in which each card featured three separate player panels totaling 264 different individual athletes. (A perforation line segments each card)

●	The key card features Larry Bird, Julius Erving and Magic Johnson – the official rookie card for both Bird and Johnson. Each card in the 1980 Topps set is considered complete only with the trio of players fully intact.

●	The most recent sale of a PSA 10 of the Larry Bird & Magic Johnson Rookie Card was $399,000

Notable Features:

Notable Defects: There are none.

Depreciation: The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #1980ToppsBasketballWax going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 104 of 114

Schedule LIII to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 430

Series Designation of #96SKYBOXE-X2000WAX,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#96SKYBOXE-X2000WAX, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #96SKYBOXE-X2000WAX with effect from the effective date hereof and shall continue to act as the Managing Member of #96SKYBOXE-X2000WAX until dissolution of #96SKYBOXE-X2000WAX pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #96SKYBOXE-X2000WAX shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #96SKYBOXE-X2000WAX through that certain Consignment Agreement dated as of 1/29/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #96SKYBOXE-X2000WAX from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #96SKYBOXE-X2000WAX Interests the Company can issue may not exceed the purchase price, in the aggregate, of $40,000.

Number of #96SKYBOXE-X2000WAX Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #96SKYBOXE-X2000WAX Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #96SKYBOXE-X2000WAX sold at the Initial Offering of the #96SKYBOXE-X2000WAX Interests (excluding the #96SKYBOXE-X2000WAX Interests acquired by any Person other than Investor Members).

Other rights	Holders of #96SKYBOXE-X2000WAX Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #96SKYBOXE-X2000WAX Interests.

Officers	There shall initially be no specific officers associated with #96SKYBOXE-X2000WAX, although, the Managing Member may appoint Officers of #96SKYBOXE-X2000WAX from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 105 of 114

Schedule 1

DESCRIPTION OF SERIES #96SkyboxE-X2000Wax

Investment Overview

●	Upon completion of the SERIES #96SkyboxE-X2000Wax Offering, SERIES #96SkyboxE-X2000Wax will purchase a 3 boxes of 1996 Skybox E-X2000 unopened material (The “Underlying Asset” with respect to SERIES #96SkyboxE-X2000Wax, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Kobe Bryant is one of the most beloved and accomplished basketball players to ever play the game.

●	Bryant spent his entire 20-year career with the Los Angeles Lakers.

●	Bryant helped the Lakers win five NBA championships, and was an 18-time All-Star, a 15-time member of the All-NBA Team, a 12-time member of the All-Defensive Team, the 2008 NBA Most Valuable Player (MVP), and a two-time NBA Finals MVP. Bryant also led the NBA in scoring twice, and ranks fourth on the league’s all-time regular season scoring and all-time postseason scoring lists.

●	Bryant is the all-time leading scorer in Lakers franchise history. He was also the first guard in NBA history to play at least 20 seasons. His 18 All-Star designations are the second most all time, while it is the record for most consecutive appearances as a starter. Bryant’s four All-Star Game MVP Awards are tied with Bob Pettit for the most in NBA history.

●	Bryant tragically died at age 41, along with his 13-year-old daughter Gianna and seven others, in a helicopter crash in Calabasas, California in 2020. Their memories will forever live on in the hearts and minds of sports fans.

Asset Description

Overview and authentication:

●	This offering contains three (3) sealed boxes of 1996 Skybox E-X2000 Basketball.

●	E-X2000 incorporates a futuristic design into base, parallel and insert designs. Players are shown atop a blue sky background with similar green borders.

●	The base set is 80 cards (82 with checklists) and has the expected stars.

●	The rookie class of Kobe Bryant, Ray Allen, Allen Iverson and Stephon Marbury are the most desired cards.

●	Credentials is the lone parallel set, and is limited to 499 copies of each card. The cards have a pearl foil border with the word “Credentials” on front.

●	The most recent sale of a PSA 10 Kobe Bryant Credentials was $617,000

Notable Features:

Notable Defects: There are none.

Depreciation: The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #96SkyboxE-X2000Wax going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 106 of 114

Schedule LIV to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 431

Series Designation of #LEBRONWADEMELOCRYSTALBGS9.5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LEBRONWADEMELOCRYSTALBGS9.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LEBRONWADEMELOCRYSTALBGS9.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #LEBRONWADEMELOCRYSTALBGS9.5 until dissolution of #LEBRONWADEMELOCRYSTALBGS9.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #LEBRONWADEMELOCRYSTALBGS9.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LEBRONWADEMELOCRYSTALBGS9.5 through that certain Consignment Agreement dated as of 1/29/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LEBRONWADEMELOCRYSTALBGS9.5 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #LEBRONWADEMELOCRYSTALBGS9.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $100,000.

Number of #LEBRONWADEMELOCRYSTALBGS9.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LEBRONWADEMELOCRYSTALBGS9.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LEBRONWADEMELOCRYSTALBGS9.5 sold at the Initial Offering of the #LEBRONWADEMELOCRYSTALBGS9.5 Interests (excluding the #LEBRONWADEMELOCRYSTALBGS9.5 Interests acquired by any Person other than Investor Members).

Other rights	Holders of #LEBRONWADEMELOCRYSTALBGS9.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LEBRONWADEMELOCRYSTALBGS9.5 Interests.

Officers	There shall initially be no specific officers associated with #LEBRONWADEMELOCRYSTALBGS9.5, although, the Managing Member may appoint Officers of #LEBRONWADEMELOCRYSTALBGS9.5 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 107 of 114

Schedule 1

DESCRIPTION OF SERIES #LeBronWadeMeloCrystalBGS9.5

Investment Overview

●	Upon completion of the SERIES #LeBronWadeMeloCrystalBGS9.5 Offering, SERIES #LeBronWadeMeloCrystalBGS9.5 will purchase a LeBron James, Carmelo Anthony, Dwayne Wade 2003 Fleer Crystal /50 BGS 9.5 (The “Underlying Asset” with respect to SERIES #LeBronWadeMeloCrystalBGS9.5, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	LeBron James, Carmelo Anthony and Dwayne Wade are considered some of the greatest basketball players and scorers of all-time. They were all drafted in the 2003 NBA Draft, a draft many consider to be the best of all time.

●	LeBron James is one the greatest basketball players of all time, and certainly one of the America’s most influential and popular athletes of his generation. He has won 3 NBA Championships, 4 MVP awards, and is the 3x AP Athlete of the Year.

●	Carmelo Anthony is considered one of the greatest scoring forwards of all time. He has been named an NBA All-Star ten times and an All-NBA Team member six times. He played college basketball for the Syracuse Orange, winning a national championship as a freshman in 2003 while being named the NCAA Tournament’s Most Outstanding Player.

●	Dwayne Wade is a future first ballot Hall of Famer. Wade won three NBA championships, was a 13-time NBA All-Star, an 8-time member of the All-NBA Team, and a 3-time member of the All-Defensive Team.

Asset Description

Overview and authentication:

●	The card was graded a 9.5 by Beckett Grading.

●	The card is numbered to 50.

●	There are only 11 BGS 9.5 graded examples out of 18 total submissions to BGS.

●	This asset is a rookie card of three future first ballot Hall of Famers.

●	Many collectors believe this card will be the younger generations “Magic, Bird, Dr. J 1980 Scoring Leaders” card, a popular perforated card containing Magic Johnson, Larry Bird and Julius Erving all on one card.

Notable Features:

Notable Defects: There are none.

Depreciation The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LeBronWadeMeloCrystalBGS9.5 going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 108 of 114

Schedule LV to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 432

Series Designation of #ERUZIONE1980MIRACLEONICEGOLDJERSEY ,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#ERUZIONE1980MIRACLEONICEGOLDJERSEY , a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #ERUZIONE1980MIRACLEONICEGOLDJERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #ERUZIONE1980MIRACLEONICEGOLDJERSEY until dissolution of #ERUZIONE1980MIRACLEONICEGOLDJERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #ERUZIONE1980MIRACLEONICEGOLDJERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #ERUZIONE1980MIRACLEONICEGOLDJERSEY through that certain Consignment Agreement dated as of 1/31/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #ERUZIONE1980MIRACLEONICEGOLDJERSEY from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #ERUZIONE1980MIRACLEONICEGOLDJERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $1,000,000.

Number of #ERUZIONE1980MIRACLEONICEGOLDJERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #ERUZIONE1980MIRACLEONICEGOLDJERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #ERUZIONE1980MIRACLEONICEGOLDJERSEY sold at the Initial Offering of the #ERUZIONE1980MIRACLEONICEGOLDJERSEY Interests (excluding the #ERUZIONE1980MIRACLEONICEGOLDJERSEY Interests acquired by any Person other than Investor Members).

Other rights	Holders of #ERUZIONE1980MIRACLEONICEGOLDJERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #ERUZIONE1980MIRACLEONICEGOLDJERSEY Interests.

Officers	There shall initially be no specific officers associated with #ERUZIONE1980MIRACLEONICEGOLDJERSEY , although, the Managing Member may appoint Officers of #ERUZIONE1980MIRACLEONICEGOLDJERSEY from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 109 of 114

Schedule 1

DESCRIPTION OF SERIES #Eruzione1980MiracleOnIceGoldJersey

Investment Overview

●	Upon completion of the SERIES #Eruzione1980MiracleOnIceGoldJersey Offering, SERIES #Eruzione1980MiracleOnIceGoldJersey will purchase a Mike Eruzione Miracle on Ice Gold Medal Jersey (The “Underlying Asset” with respect to SERIES #Eruzione1980MiracleOnIceGoldJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Michael “Rizz, Rizzo” Eruzione, nicknamed “Rizz” and “Rizzo”, is an American former ice hockey player.

●	He is best known as the captain of the 1980 Winter Olympics United States national team that defeated the Soviet Union in the famous “Miracle on Ice” game, in which he scored the game-winning goal.

●	He is the author, with Neal E. Boudette, of the national bestseller, The Making of a Miracle: The Untold Story of the Captain of The Gold Medal-Winning 1980 U.S. Olympic Hockey Team, published by HarperCollins.

●	Eruzione was one of five players on the US Olympic team not drafted by an NHL team. He retired from competition after the Olympics, despite contract offers from the New York Rangers, stating that he’d reached the pinnacle of achievement already.

Asset Description

Overview and authentication:

●	This offering contains the United States Olympic hockey jersey worn by team captain Mike Eruzione during the gold medal game against Finland on February 24th at Lake Placid.

●	This jersey originates directly from Eruzione and is accompanied by a signed LOA on the stationery of the auction house that first sold it in 2013.

●	Eruzione has further attested to its game-used status by inscribing the jersey in black Sharpie (10/10), “Mike Eruzione – 1980 Captain – My Gold Medal Jersey” on the reverse numeral “2.”

●	The blue-mesh jersey is lettered “USA” on the front and features the number “21” on the reverse and each sleeve. All letters and numerals are applied in red on white tackle twill. “Eruzione” is lettered in white tackle twill upon a blue name plate on the reverse.

●	A large “C” (denoting captain), in white on blue tackle twill, has been applied to the left breast. A white tackle-twill star adorns each shoulder. A “Norcon XL” label appears in the collar. The jersey is all original and displays moderate wear.

Notable Features:

Notable Defects: There are none.

Depreciation The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Eruzione1980MiracleOnIceGoldJersey going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 110 of 114

Schedule LVI to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 433

Series Designation of #GRETZKYSGC9,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#GRETZKYSGC9, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #GRETZKYSGC9 with effect from the effective date hereof and shall continue to act as the Managing Member of #GRETZKYSGC9 until dissolution of #GRETZKYSGC9 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #GRETZKYSGC9 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #GRETZKYSGC9 through that certain Consignment Agreement dated as of 1/25/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #GRETZKYSGC9 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #GRETZKYSGC9 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $125,000.

Number of #GRETZKYSGC9 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #GRETZKYSGC9 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #GRETZKYSGC9 sold at the Initial Offering of the #GRETZKYSGC9 Interests (excluding the #GRETZKYSGC9 Interests acquired by any Person other than Investor Members).

Other rights	Holders of #GRETZKYSGC9 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #GRETZKYSGC9 Interests.

Officers	There shall initially be no specific officers associated with #GRETZKYSGC9, although, the Managing Member may appoint Officers of #GRETZKYSGC9 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 111 of 114

Schedule 1

DESCRIPTION OF SERIES #GretzkySGC9

Investment Overview

●	Upon completion of the SERIES #GretzkySGC9 Offering, SERIES #GretzkySGC9 will purchase a Wayne Gretzky 1979-90 O-Pee-Chee SGC 9 (The “Underlying Asset” with respect to SERIES #GretzkySGC9, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Wayne Gretzky, nicknamed “The Great One”, is considered the greatest hockey player of all time. At the time of his retirement in 1999, he held 61 NHL records: 40 regular season records, 15 playoff records, and 6 All-Star records. He won 4 Stanley Cup Championships with the Edmonton Oilers.

●	Some of the remarkable accomplishments from Gretzky’s career include: finishing with 894 goals and 1,963 assist (2,857 points), 15 NHL All-Star selections (8 First Team and 7 Second Team squads), nine Hart Trophies as the league’s best player, 10 Art Ross Trophies, two Conn Smythe Trophies and five Byng Trophies.

●	Gretzky played for 4 teams (Edmonton Oilers, Los Angeles Kings, New York Rangers, St. Louis Blues) over the course of 20 seasons.

Asset Description

Overview and authentication:

●	Graded a 96 (9) by SGC this is one of 14 to receive this grade out of 766 total submissions with only 1 graded higher.

●	PSA Card Facts states, “This is the key rookie card of hockey’s greatest player. When people talk about the greatest athletes in sports, you often hear names like Babe Ruth, Muhammad Ali and Michael Jordan, but one could make a great argument that none of them dominated their sport the way Wayne Gretzky dominated hockey.”

●	They go on to say, “This card, which is tougher to obtain in top condition than its Topps counterpart, has to contend with a few major condition obstacles including chipping along the blue border, print defects and severe rough-cuts, making PSA Mint 9 or better examples very hard to come by. In addition, the centering on this card is often found in the 60/40 or worse range.”

●	The 2 most recent sales of this card in an SGC 9 grade were for $175,000 on 5/27/21 and $140,000 on 4/21/21.

●	A PSA 9 copy sold for $156,000 on 12/5/21, the most recent sale of that grade.

Notable Features:

Notable Defects: There are none.

Depreciation: The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #GretzkySGC9 going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 112 of 114

Schedule LVII to Sixteenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 434

Series Designation of #MANTLE51BOWMANSGC7 ,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MANTLE51BOWMANSGC7 , a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	February 4, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MANTLE51BOWMANSGC7 with effect from the effective date hereof and shall continue to act as the Managing Member of #MANTLE51BOWMANSGC7 until dissolution of #MANTLE51BOWMANSGC7 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #MANTLE51BOWMANSGC7 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MANTLE51BOWMANSGC7 through that certain Consignment Agreement dated as of 1/29/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MANTLE51BOWMANSGC7 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #MANTLE51BOWMANSGC7 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $100,000.

Number of #MANTLE51BOWMANSGC7 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MANTLE51BOWMANSGC7 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MANTLE51BOWMANSGC7 sold at the Initial Offering of the #MANTLE51BOWMANSGC7 Interests (excluding the #MANTLE51BOWMANSGC7 Interests acquired by any Person other than Investor Members).

Other rights	Holders of #MANTLE51BOWMANSGC7 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MANTLE51BOWMANSGC7 Interests.

Officers	There shall initially be no specific officers associated with #MANTLE51BOWMANSGC7 , although, the Managing Member may appoint Officers of #MANTLE51BOWMANSGC7 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 113 of 114

Schedule 1

DESCRIPTION OF SERIES #Mantle51BowmanSGC7

Investment Overview

Upon completion of the SERIES #Mantle51BowmanSGC7 Offering, SERIES #Mantle51BowmanSGC7 will purchase a Mickey Mantle 1951 Bowman SGC 7 (The “Underlying Asset” with respect to SERIES #Mantle51BowmanSGC7, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Also known as “The Mick” and “The Commerce Comet”, Mickey Mantle is seen as one of the greatest baseball players of all time.

●	Mantle was a 20 time All-Star, 7 time World Series Champ and 3 time MVP. He achieved the Triple Crown achievement in 1956 and led the league in Home Runs 4 times.

●	Mantle was elected to the Baseball Hall of Fame in 1974 and the Major League Baseball All-Century Team in 1999.

●	Mantle still holds the World Series records for most Home Runs, RBIs, extra-base hits, runs, walks and total bases.

Asset Description

Overview and authentication:

●	This offering contains a 1951 Bowman Mickey Mantle Rookie Card.

●	Out of 721 total submissions to SGC, only 21 have received a grade of 7 with 28 graded higher.

●	The most recent sale of an SGC 7 graded copy of this card was on 5/8/21 for $48,000. A PSA 7 graded copy of the same card recently sold for $111,000.

●	PSA Card Facts states, “This is the only recognized rookie card of The Mick. Mickey Mantle is, quite simply, the most widely collected figure in the hobby.”

●	They go on to say, “While his 1952 Topps card receives a tremendous amount of fanfare, some collectors forget that this is his only true rookie card. This incredibly important card is subject to numerous condition obstacles. As with most high-numbered cards in the set, this card often suffers from print lines, wax stains along the reverse and poor centering.”

Notable Features:

Notable Defects: There are none.

Depreciation: The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mantle51BowmanSGC7 going forward.

Schedules to Sixteenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 114 of 114